UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2016 ANNUAL REPORT

October 31, 2016

BALANCED FUND

MID-CAP VALUE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BALANCED FUND RISKS

The use of fixed-income securities entails interest rate and credit risks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

MID-CAP VALUE FUND RISKS

Investing in medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund may participate in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2016

President’s Message

Dear Shareholders,

During the 12-month period ended October 31, 2016, China’s slowing growth escalated concerns for global markets, and many of the world’s central banks – the Federal Reserve included – responded by either continuing or expanding their economic stimulation policies. In the first half of 2016, international stocks declined while U.S. and emerging-market stocks made modest gains. Falling global interest rates supported bond returns during the period.

On June 24, 2016, the U.K. announced that the “Brexit” referendum to leave the European Union passed with a 52% majority vote, further shaking up global markets. By the end of that month, however, the U.S. stock market and some global markets had rebounded to near pre-Brexit levels as investors took opportunistic risks following the historic vote. After Theresa May’s succession as the U.K.’s prime minister on July 13, 2016, many central banks put their Brexit concerns on hold and turned their attention to their own economies.

In the weeks ahead of the U.S. presidential election on November 8, 2016, uncertainty about the outcome caused many investors to stay on the sidelines. Although investors may question whether the election’s result could have negative consequences for their portfolios, elections rarely have a lasting effect on the market. Historically speaking, from August 1 to October 31 during 19 of the last 22 election years – or approximately 86% of the time – the S&P 500 rallied for an average gain of approximately 6%.

At American Beacon, we pride ourselves on offering a broad range of mutual funds to help investors navigate the economic storms and market surges in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with several asset managers who have adhered to their disciplined processes for many years and through a variety of economic and market conditions.

For the 12-month period ended October 31, 2016:

•	American Beacon Balanced Fund (Investor Class) returned 2.85%.

•	American Beacon Mid-Cap Value Fund (Investor Class) returned 2.12%.

Thank you for your continued interest in American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,
Gene L. Needles, Jr.
President
American Beacon Funds

Domestic Bond and Equity Market Overview

October 31, 2016 (Unaudited)

Bond Market Overview

The U.S. investment-grade bond market, as defined by the Barclays U.S. Aggregate Index, began the 12-month period ended October 31, 2016 with a yield of 2.38% and ended at 2.12%, producing a total return of 4.37%. The modest decline in yield was somewhat unexpected as the period began with fixed-income investors anticipating that the Federal Reserve (the “Fed”) would begin normalizing interest rates. The Fed raised rates in December 2015 for the first time in nearly 10 years, but that would be the only rate increase for the remainder of the period under review. Yields on the 10-year Treasury note initially rose from 2.14% at the beginning of the period to 2.27% by December 31, 2015; however, sentiment in the bond market changed quickly when global economic growth rates and commodity prices declined.

In response to persistent weakness in many world economies, central banks refocused on policies to keep interest rates down and money supplies elevated. This development put the Fed’s plans on hold, and U.S. interest rates followed global rates down accordingly. By period end, the 10-year Treasury note yielded 1.83%. Crude oil prices ended the period where they began, at approximately $47 per barrel, but they briefly touched $26 per barrel at the depths of the commodity price declines in early 2016.

Despite the risk-off environment, investment-grade corporate bonds performed well during the period, returning 7.23%. Corporate spreads narrowed from 164 basis points, or 1.64%, over Treasury yields at the beginning of the period to 135 basis points, or 1.35%, at period end – although they took a detour up to 215 basis points, or 2.15%, during the volatile months in between. Commodity-rated issuers struggled during the period, but the remaining issuers held up reasonably well as investors sought incremental yield in the low-yielding environment.

The agency mortgage-backed sector produced the lowest returns of the major sectors during the period, at 3.28%, as interest rates declined and caused acceleration in refinancing activity. Over time, however, the sector has been an attractive place for investors to seek relatively safe yield.

Equity Market Overview

U.S. and emerging markets rallied over the trailing 12-month period ended October 31, 2016. Central banks around the world continued to set the pace for equity markets. With more than one third of all sovereign debt ($13 trillion) posting negative yields, the monetary spigots remained wide open, forcing investors to search for yield elsewhere – including equities. However, European markets were shaken by the U.K.’s surprising Brexit vote in June and broadly declined. Among major benchmarks, the Standard & Poor’s 500 Index added 4.5%.

In December 2015, the Fed raised its benchmark rate after several years of near-zero interest rates, driven largely by the central bank’s confidence in the economy. U.S. interest rates then remained unchanged for the rest of the period. Fed Chair Janet Yellen began the year with a hawkish tone, and most market participants anticipated two or more rate hikes in 2016. However, market volatility related to the Brexit vote prompted policymakers to delay raising interest rates in spite of stable economic data in the U.S.

The Brexit vote dominated headlines in June and initially caused growth expectations to fall drastically. The referendum had far-reaching implications. U.S. markets declined in the aftermath, but quickly recovered as much of the market corrected what was largely viewed as an overreaction. The dollar rose versus the pound, which ended the period at a 31-year low. Growth forecasts in the U.K. have since been revised upward after decisive policy action from the Bank of England, the immediate appointment of Prime Minister Theresa May and strong manufacturing and services sector data. European Central Bank President Mario Draghi maintained low interest rates as the rest of Europe struggled to generate inflation, which turned positive in June. As the year progressed, post-Brexit risks seemed to recede.

Domestic Bond and Equity Market Overview

October 31, 2016 (Unaudited)

The Fed’s 2% GDP growth and inflation targets remained elusive for most of the period, and inventories were low. But most recently, third-quarter GDP showed 2.9% growth, which was the highest in two years and surpassed estimates of 2.5%. Consumer spending has been consistently strong, and the U.S. ended the period near full employment. Additionally, the Manufacturing sector’s Purchasing Managers’ Index was expansionary, with readings above 50 over the last 12 months. On the back of the measured policy response, the U.S. dollar ended the period only slightly higher overall.

For quite some time now, the battle for leadership within domestic equity markets has been raging between stocks perceived as “bond proxies” and those with more interest rate and economic sensitivity. The latter group struggled mightily during the first six months of 2016, but outperformed the bond proxies in the third quarter as interest rates rose.

The “battle of the bond proxies” should continue until interest rates trend toward sustainably higher levels. The Fed’s multi-year suppression of interest rates was designed to push investors out on the risk spectrum and encourage growth; instead, the unintended consequence has been risk aversion. This has caused investors to search for perceived safety in assets with a current yield, regardless of valuation (e.g., bond proxies). More broadly, risk aversion has been evident on a global basis, even in countries with negative interest rates. Negative interest rates may prove ineffective and the road back to normalized interest rates might be bumpy with additional unintended consequences.

Further, investors have flocked to passive funds at the expense of active funds in an attempt to avoid risk. The current cycle of passive outperformance began with the bull market that started about seven years ago. Since that time, lower interest rates and excess liquidity have propelled equity markets in a highly correlated manner, without much regard for fundamentals. After one of the longest and highest-returning bull markets in history, the overall market is no longer inexpensive, and many companies and sectors are richly valued. As such, the long run of outperformance by passive strategies has left many companies within the benchmark overvalued and susceptible to dividend cuts, price declines or both.

Election news dominated headlines over the period, particularly in the run-up to Election Day, and increased volatility. Most polls projected Democratic nominee Hillary Rodham Clinton would win the U.S. presidential election. Toward the end of the period, markets were shaken and the U.S. presidential election narrowed after the reemergence of the FBI investigation into Ms. Clinton’s private email servers. Uncertainty from the presidential election created an overhang at the end of the period.

American Beacon Balanced FundSM

Performance Overview

October 31, 2016 (Unaudited)

The Investor Class of the Balanced Fund (the “Fund”) returned 2.85% for the twelve months ended October 31, 2016, underperforming the 60% Russell 1000® Value Index/40% Barclays Capital U.S. Aggregate Index return of 5.69% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/06 through 10/31/16

Total Returns for the Period ended October 31, 2016

						Value of $10,000 10/31/2006-
	Ticker	1 Year	3 Years	5 Years	10 Years	10/31/2016
Institutional Class (1,7)	AADBX	3.30%	4.69%	9.11%	5.26%	$16,692
Y Class (1,2,7)	ACBYX	3.06%	4.55%	8.97%	5.17%	$16,555
Investor Class (1,7)	AABPX	2.85%	4.31%	8.73%	4.92%	$16,168
Advisor Class (1,7)	ABLSX	2.71%	4.13%	8.55%	4.73%	$15,871
A without Sales Charge (1,3,7)	ABFAX	2.84%	4.24%	8.61%	4.85%	$16,059
A with Sales Charge (1,3,7)	ABFAX	-3.07%	2.21%	7.32%	4.23%	$15,135
C without Sales Charge (1,4,7)	ABCCX	2.03%	3.46%	7.80%	4.35%	$15,314
C with Sales Charge (1,4,7)	ABCCX	1.03%	3.46%	7.80%	4.35%	$15,314
Barclays Capital U.S. Aggregate Index (6)		4.37%	3.48%	2.90%	4.64%	$15,739
Russell 1000 Value Index (6)		6.37%	7.59%	13.31%	5.35%	$16,837
Balanced Composite Index (5)		5.69%	6.08%	9.19%	5.41%	$16,929

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/06 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/06. A portion of the fees charged to the Y Class of

American Beacon Balanced FundSM

Performance Overview

October 31, 2016 (Unaudited)

the Fund was waived in 2011, partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2011.
3.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/06 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/06. A portion of the fees charged to the A Class of the Fund was waived in 2011 and 2012, partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2011 and 2012. A Class has a maximum sales charge of 5.75%.
4.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/06 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/06. A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2012, and partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012. The maximum contingent deferred sales charge for C Class is 1% for shares redeemed within one year of the date of purchase.
5.	To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and equity securities, the returns of the Russell 1000 Value Index and the Barclays Capital Aggregate Index have been combined in a 60%/40% proportion.
6.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted values. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company. The Barclays Capital Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, and C Class shares was 0.59%, 0.67%, 0.92%, 1.07%, 0.98%, and 1.73%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

During the twelve-month period, the Fund’s assets on average were invested 63% in equities (including equitized cash) and 37% in fixed-income securities, ending the period with 64% in equities (including equitized cash) and 36% in fixed-income securities.

The equity portion of the Fund (excluding equitized cash) returned 3.6% for the period, underperforming the Russell 1000 Value Index (the “Index”) return of 6.4%. The Fund underperformed the Index as both stock selection and sector allocation detracted value relative to the Index.

Stock selections in the Health Care, Industrials, and Utilities sectors contributed the majority of the underperformance during the twelve-month period. In the Health Care sector, Valeant Pharmaceuticals International (down 71.7%) was the largest detractor, followed closely by Sanofi ADR, which dropped 20.5%, and Anthem Inc. (down 10.6%). In the Industrials sector, the Fund’s position in American Airlines Group Inc. (down 11.9%) and Delta Air Lines Inc. (down 17.1%) contributed to the underperformance. Within Utilities, positions in Calpine Corp. (down 21.7%) and NRG Energy Inc. (down 11.8%) both had negative impacts on performance.

The Fund’s overweight in Consumer Discretionary, the worst performing sector in the Index (down 2.8%), and underweight in Utilities (up 17.5%), the best performing sector, damaged performance through sector allocation. On the other hand, being overweight in Telecommunication Services (up 11.4%) added relative value.

The fixed-income portion of the Fund returned 6.7% for the six-month period, outperforming the Barclays Capital U.S. Aggregate Index (the “Barclays Index”) return of 4.4%. The Fund’s fixed income excess performance relative to the Barclays Index was due to both positive sector allocation and security selection. The Fund’s selections in U.S. Treasuries (up 7.6%) added relative value. Good selection in the Manufacturing sector (up 6.6%) also benefited the Fund, as did a slight overweight to the Energy sector. From a duration perspective, the portfolio was helped by an overweight allocation to and selections within the 10 to 30 year range, as well as selections in the 7 to 10 year range.

The sub-advisors continue to focus on the disciplined selection of attractive securities that should allow the Fund to benefit long-term.

American Beacon Balanced FundSM

Performance Overview

October 31, 2016 (Unaudited)

Top Ten Holdings (% Net Assets)
Bank of America Corp.		2.7
Citigroup, Inc.		2.4
JPMorgan Chase & Co.		1.6
American International Group, Inc.		1.6
BP PLC, Sponsored ADR		1.6
Microsoft Corp.		1.3
Oracle Corp.		1.2
General Motors Co.		1.2
Anthem, Inc.		1.0
Wells Fargo & Co.		0.8
Total Fund Holdings	501

Sector Allocation (% Equities)
Financials		27.0
Consumer Discretionary		14.5
Industrials		12.7
Energy		12.3
Health Care		10.8
Information Technology		10.3
Telecommunication Services		3.7
Consumer Staples		3.4
Utilities		2.7
Materials		2.5
Real Estate		0.1

Sector Allocation (% Fixed Income)
U.S. Treasury Obligations		40.8
U.S. Agency Mortgage-Backed Obligations		17.3
Finance		10.9
Manufacturing		9.1
Service		4.9
Energy		4.3
Commercial Mortgage-Backed Obligations		3.5
Asset-Backed Securities		2.5
Utilities		1.9
Telecommunications		1.7
Consumer		1.2
Municipal Obligations		0.9
Transportation		0.9
Foreign Sovereign		0.1

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2016 (Unaudited)

The Investor Class of the Mid-Cap Value Fund (the “Fund”) returned 2.12% for the twelve months ended October 31, 2016, underperforming the Russell Midcap® Value Index (the “Index”) return of 7.84% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/06 through 10/31/16

Total Returns for the Period ended October 31, 2016

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2006- 10/31/2016
Institutional Class (1,3,9)	AACIX	2.39%	5.05%	12.97%	6.87%	$19,426
Y Class (1,4,9)	ACMYX	2.29%	5.01%	12.90%	6.82%	$19,345
Investor Class (1,2,9)	AMPAX	2.12%	4.81%	12.70%	6.66%	$19,061
Advisor Class (1,5,9)	AMCSX	1.82%	4.49%	12.37%	6.40%	$18,589
A without Sales Charge (1,6,9)	ABMAX	2.05%	4.64%	12.48%	6.44%	$18,660
A with Sales Charge (1,6,9)	ABMAX	-3.81%	2.59%	11.15%	5.81%	$17,585
C without Sales Charge (1,7,9)	AMCCX	1.26%	3.85%	11.64%	5.95%	$17,824
C with Sales Charge (1,7,9)	AMCCX	0.26%	3.85%	11.64%	5.95%	$17,824
Russell Midcap Value Index (8)		7.84%	7.97%	14.07%	7.19%	$20,033

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	A portion of the fees charged to the Investor Class of the Fund was waived from 2006 through 2013 and recovered in 2014. Performance prior to waiving fees was lower than actual returns shown from 2006 through 2013.
3.	A portion of the fees charged to the Institutional Class of the Fund was waived from 2007 through 2013 and recovered in 2014. Performance prior to waiving fees was lower than actual returns shown from 2007 through 2013.

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2016 (Unaudited)

4.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/06 up to 3/1/10, the inception date of the Y Class and the returns of the Y Class since its inception. Expenses of the Institutional Class are lower than those of the Y Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/06. A portion of the fees charged to the Y Class of the Fund was waived from 2010 through 2013. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2013.
5.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/06 to 6/29/07, the inception date of the Advisor Class, and the returns of the Advisor Class since its inception. Expenses of the Investor Class are lower than those of the Advisor Class. As a result, total returns shown may be higher than they would have been had the Advisor Class been in existence since 10/31/06. A portion of the fees charged to the Advisor Class of the Fund was waived from 2007 through 2013 and recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2007 through 2013.
6.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/06 to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the Investor Class are lower than those of the A Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/06. A portion of the fees charged to the A Class of the Fund was waived from 2010 through 2012 and recovered in 2013 and 2014. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012. A Class shares have a maximum sales charge of 5.75%.
7.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/06 to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the Investor Class are lower than those of the C Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/06. A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2013 and recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2013. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
8.	The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Value Index, Russell Midcap Index and Russell 1000 Index are registered trademarks of Frank Russell Company. One cannot directly invest in an index.
9.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, and C Class shares was 0.86%, 0.95%, 1.10%, 1.38%, 1.26%, and 2.02%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index due to poor stock selection. Sector allocation added value relative to the Index.

A significant portion of the Fund’s poor performance was attributed to holdings in the Consumer Discretionary and Financials sectors. In the Consumer Discretionary sector, Norwegian Cruise Line (down 38.4%), Royal Caribbean Cruises (down 19.8%) and HanesBrands (down 18.5%) were the largest detractors from performance. Legg Mason (down 41.9%), Franklin Resources (down 16.3%) and Ameriprise Financial (down 21.1%) detracted most from the Fund’s returns in the Financials sector. The Fund’s Industrials and Energy companies also detracted value relative to the Index. KBR (down 14.2%) was the largest detractor in the Industrials sector. The Fund’s allocation in PBF Energy (down 30.5%) and Weatherford International (down 50.6%) hurt performance in the Energy sector.

The Fund’s underweight position in Energy, one of the poorer performing sectors, added value relative to the Index through sector allocation. An overweighting in Information Technology, the best performing sector, also contributed to the Fund’s return.

The sub-advisors’ philosophy of investing in undervalued companies that exhibit improving profitability and earnings growth potential should allow the Fund to benefit longer term.

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2016 (Unaudited)

Top Ten Holdings (% Net Assets)
Allstate Corp.		1.9
Royal Caribbean Cruises Ltd.		1.8
Lamar Advertising Co.		1.8
Pinnacle West Capital Corp.		1.7
Dover Corp.		1.7
Willis Towers Watson PLC		1.7
Voya Financial, Inc.		1.6
Murphy Oil Corp.		1.5
Dana, Inc.		1.5
FNF Group		1.5
Total Fund Holdings	118

Sector Allocation (% Equities)
Financials		26.0
Consumer Discretionary		17.2
Industrials		13.9
Information Technology		10.6
Energy		8.2
Materials		6.2
Utilities		5.7
Real Estate		5.5
Health Care		5.1
Consumer Staples		1.6

American Beacon FundsSM

Expense Examples

October 31, 2016 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Expenses

The “Actual” lines on the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

October 31, 2016 (Unaudited)

Balanced Fund

	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period 5/1/2016-10/31/2016*
Institutional Class
Actual	$1,000.00	$1,029.35	$2.55
Hypothetical**	$1,000.00	$1,022.60	$2.54
Y Class
Actual	$1,000.00	$1,027.72	$3.67
Hypothetical**	$1,000.00	$1,021.53	$3.66
Investor Class
Actual	$1,000.00	$1,026.85	$4.84
Hypothetical**	$1,000.00	$1,020.35	$4.82
Advisor Class
Actual	$1,000.00	$1,025.86	$5.70
Hypothetical**	$1,000.00	$1,019.50	$5.69
A Class
Actual	$1,000.00	$1,026.49	$5.20
Hypothetical**	$1,000.00	$1,019.99	$5.18
C Class
Actual	$1,000.00	$1,022.37	$9.00
Hypothetical**	$1,000.00	$1,016.23	$8.97

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.50%, 0.72%, 0.95%, 1.12%, 1.02%, and 1.77% for the Institutional, Y, Investor, Advisor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

Mid-Cap Value Fund

	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period 5/1/2016-10/31/2016*
Institutional Class
Actual	$1,000.00	$1,030.86	$4.54
Hypothetical**	$1,000.00	$1,020.66	$4.52
Y Class
Actual	$1,000.00	$1,030.35	$4.90
Hypothetical**	$1,000.00	$1,020.29	$4.88
Investor Class
Actual	$1,000.00	$1,029.11	$5.71
Hypothetical**	$1,000.00	$1,019.48	$5.69
Advisor Class
Actual	$1,000.00	$1,027.78	$7.14
Hypothetical**	$1,000.00	$1,018.11	$7.10
A Class
Actual	$1,000.00	$1,028.53	$6.42
Hypothetical**	$1,000.00	$1,018.79	$6.39
C Class
Actual	$1,000.00	$1,024.73	$10.38
Hypothetical**	$1,000.00	$1,014.90	$10.33

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.96%, 1.12%, 1.40%, 1.26%, and 2.04% for the Institutional, Y, Investor, Advisor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund (two of the funds constituting the American Beacon Funds) (collectively, the Funds), as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund at October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 29, 2016

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
COMMON STOCK - 59.91%
CONSUMER DISCRETIONARY - 8.67%
Auto Components - 1.67%
Adient PLCA B	23,015	$1,047,413
Goodyear Tire & Rubber Co.	67,962	1,972,937
Johnson Controls International PLCA	145,159	5,852,811
Magna International, Inc., Class A	75,074	3,081,788

		11,954,949

Automobiles - 2.12%
Ford Motor Co.	105,871	1,242,926
General Motors Co.	263,826	8,336,902
Harley-Davidson, Inc.	22,067	1,258,260
Honda Motor Co., Ltd., ADRC	38,802	1,157,464
Toyota Motor Corp., ADRC	28,100	3,250,046

		15,245,598

Hotels, Restaurants & Leisure - 0.33%
Carnival Corp	22,500	1,104,750
Norwegian Cruise Line Holdings Ltd.B	32,300	1,255,501

		2,360,251

Household Durables - 0.51%
Koninklijke Philips Electronics N.V.	73,041	2,193,421
Tupperware Brands Corp.	24,364	1,450,145

		3,643,566

Media - 1.64%
CBS Corp., Class BD	48,196	2,728,858
Comcast Corp., Class A	30,419	1,880,503
Discovery Communications, Inc., Class AB	139,084	3,595,583
Omnicom Group, Inc.	8,687	693,396
Scripps Networks Interactive, Inc., Class A	31,800	2,046,648
Viacom, Inc., Class B	22,600	848,856

		11,793,844

Multiline Retail - 1.73%
Dillard’s, Inc., Class A	20,030	1,227,839
Kohl’s Corp.	38,726	1,694,263
Macy’s, Inc.	76,400	2,787,836
Michael Kors Holdings Ltd.B	65,328	3,317,356
Target Corp.	49,782	3,421,517

		12,448,811

Specialty Retail - 0.67%
Bed Bath & Beyond, Inc.	40,310	1,629,330
Signet Jewelers Ltd.	28,400	2,307,784
Staples, Inc.	120,200	889,480

		4,826,594

Total Consumer Discretionary		62,273,613

CONSUMER STAPLES - 2.02%
Food & Drug Retailing - 0.45%
CVS Caremark Corp.	21,800	1,833,380
Wal-Mart Stores, Inc.	20,006	1,400,820

		3,234,200

Food Products - 0.24%
Bunge Ltd.	11,975	742,570
Kellogg Co.	13,058	981,047

		1,723,617

Tobacco - 1.33%
Altria Group, Inc.	45,281	2,993,980

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
CONSUMER STAPLES - 2.02% (continued)
Tobacco - 1.33% (continued)
Imperial Brands PLC, ADRA C	64,554	$3,121,186
Philip Morris International, Inc.	35,348	3,408,961

		9,524,127

Total Consumer Staples		14,481,944

ENERGY - 7.37%
Energy Equipment & Services - 0.32%
Cobalt International Energy, Inc.B	369,480	348,826
Helmerich & Payne, Inc.	20,200	1,274,822
Oceaneering International, Inc.	29,300	697,340

		2,320,988

Oil & Gas - 7.05%
Anadarko Petroleum Corp.	58,100	3,453,464
Apache Corp.	42,652	2,536,941
BP PLC, Sponsored ADRA C	332,471	11,819,344
Canadian Natural Resources Ltd.	134,039	4,250,377
ConocoPhillips	84,534	3,673,002
Devon Energy Corp.	76,382	2,894,114
Hess Corp.	78,998	3,789,534
Kosmos Energy Ltd.B	139,184	725,149
Marathon Oil Corp.	374,020	4,929,584
Marathon Petroleum Corp.	42,016	1,831,477
Murphy Oil Corp.	66,757	1,727,003
Occidental Petroleum Corp.	43,815	3,194,552
Phillips 66	42,842	3,476,628
Royal Dutch Shell PLC, Class A, ADRA C	46,143	2,298,383

		50,599,552

Total Energy		52,920,540

FINANCIALS - 16.19%
Banks - 1.70%
Citizens Financial Group	123,092	3,242,243
PNC Financial Services Group, Inc.	57,961	5,541,072
Popular, Inc.	52,500	1,905,750
Regions Financial Corp.	138,900	1,487,619

		12,176,684

Diversified Financials - 11.16%
Bank of America Corp.	1,160,669	19,151,039
Blackstone Group, LPE	157,157	3,933,640
Capital One Financial Corp.	67,239	4,978,376
Citigroup, Inc.	357,165	17,554,660
Goldman Sachs Group, Inc.	9,550	1,702,192
JPMorgan Chase & Co.	169,372	11,730,705
KKR & Co., LPE	360,881	5,120,901
Morgan Stanley	90,139	3,025,965
Santander Consumer USA Holdings, Inc.	156,843	1,913,485
SLM Corp.B	134,591	948,867
State Street Corp.	32,014	2,247,703
Synchrony Financial	61,232	1,750,623
Wells Fargo & Co.	131,705	6,059,747

		80,117,903

Insurance - 3.33%
Allstate Corp.	20,620	1,400,098
American International Group, Inc.	190,312	11,742,250
Berkshire Hathaway, Inc., Class BB	25,613	3,695,956
MetLife, Inc.	62,338	2,927,392
Unum Group	50,536	1,788,974

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
FINANCIALS - 16.19% (continued)
Insurance - 3.33% (continued)
XL Group Ltd.	68,500	$2,376,950

		23,931,620

Total Financials		116,226,207

HEALTH CARE - 6.46%
Biotechnology - 0.41%
Biogen Idec, Inc.B	4,300	1,204,774
Gilead Sciences, Inc.	23,700	1,745,031

		2,949,805

Health Care Equipment & Supplies - 0.84%
Medtronic PLCA	62,516	5,127,562
Zimmer Biomet Holdings, Inc.	8,574	903,700

		6,031,262

Health Care Providers & Services - 1.05%
Anthem, Inc.	56,047	6,829,887
Humana, Inc.	4,308	738,951

		7,568,838

Pharmaceuticals - 4.16%
AbbVie, Inc.	42,304	2,359,717
Akorn, Inc.B	36,500	874,175
GlaxoSmithKline PLC, ADRA C	64,421	2,577,484
Horizon Pharma PLCA B	79,713	1,332,801
Jazz Pharmaceuticals PLCA B	7,042	770,888
Johnson & Johnson	33,174	3,847,852
Mallinckrodt PLCA B	23,256	1,378,151
Merck & Co., Inc.	69,169	4,061,604
Mylan N.V.B	38,898	1,419,777
Pfizer, Inc.	168,587	5,345,894
Sanofi, ADRC	149,308	5,806,588

		29,774,931

Total Health Care		46,324,836

INDUSTRIALS - 7.62%
Aerospace & Defense - 2.53%
AerCap Holdings N.V.B	99,800	4,102,778
B/E Aerospace, Inc.	33,000	1,964,160
Boeing Co.	16,353	2,329,158
Embraer S.A., ADRB C	31,800	680,202
General Dynamics Corp.	12,694	1,913,494
Raytheon Co.	25,939	3,543,527
Rockwell Collins, Inc.	27,111	2,286,000
United Technologies Corp.	12,756	1,303,663

		18,122,982

Airlines - 1.24%
American Airlines Group, Inc.	102,400	4,157,440
Delta Air Lines, Inc.	113,400	4,736,718

		8,894,158

Construction & Engineering - 0.51%
AECOM Technology Corp.B	37,938	1,056,573
Chicago Bridge & Iron Co., N.V.	44,569	1,427,099
Fluor Corp.	22,300	1,159,377

		3,643,049

Diversified Manufacturing - 0.37%
Eaton Corp., PLCA	41,932	2,674,004

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
INDUSTRIALS - 7.62% (continued)
Electrical Equipment - 0.27%
IPG Photonics Corp.	20,200	$1,959,602

Industrial Conglomerates - 0.42%
Honeywell International, Inc.	27,533	3,019,819

Machinery - 2.28%
Caterpillar, Inc.	20,164	1,682,887
CNH Industrial N.V.	305,640	2,377,879
Cummins, Inc.	30,197	3,859,781
PACCAR, Inc.	12,739	699,626
Parker Hannifin Corp.	16,107	1,977,134
Reliance Steel & Aluminum Co.	33,177	2,281,914
Terex Corp.	70,870	1,692,376
Xylem, Inc.	36,849	1,780,912

		16,352,509

Total Industrials		54,666,123

INFORMATION TECHNOLOGY - 6.14%
Communications Equipment - 1.08%
Cisco Systems, Inc.	108,522	3,329,455
Corning, Inc.	193,772	4,400,562

		7,730,017

Computers & Peripherals - 0.60%
Hewlett Packard Enterprise Co.	158,593	3,563,585
Teradata Corp.B	27,846	750,728

		4,314,313

Electronic Equipment & Instruments - 0.21%
TE Connectivity Ltd.	24,400	1,534,028

Semiconductor Equipment & Products - 1.58%
Applied Materials, Inc.	41,551	1,208,303
Intel Corp.	43,743	1,525,318
Micron Technology, Inc.B	261,814	4,492,728
Qualcomm, Inc.	59,525	4,090,558

		11,316,907

Semiconductors & Semiconductor Equipment - 0.04%
Versum Materials, Inc.B	12,336	280,027

Software - 2.63%
Microsoft Corp.	156,626	9,385,030
Navient Corp.	93,863	1,199,569
Oracle Corp.	216,565	8,320,427

		18,905,026

Total Information Technology		44,080,318

MATERIALS - 1.49%
Chemicals - 0.99%
AdvanSix, Inc.B	1,101	17,572
Air Products & Chemicals, Inc.	24,672	3,291,738
Dow Chemical Co.	22,918	1,233,218
Eastman Chemical Co.	18,111	1,302,362
LyondellBasell Industries N.V., Class A	15,600	1,240,980

		7,085,870

Containers & Packaging - 0.11%
Packaging Corp. of America	9,986	823,845

Paper & Forest Products - 0.39%
International Paper Co.	28,469	1,281,959

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
MATERIALS - 1.49% (continued)
Paper & Forest Products - 0.39% (continued)
Louisiana-Pacific Corp.B	82,820	$1,519,747

		2,801,706

Total Materials		10,711,421

REAL ESTATE - 0.11%
Equity Real Estate Investment Trusts - 0.11%
Two Harbors Investment Corp. F	92,882	773,707

TELECOMMUNICATION SERVICES - 2.23%
Diversified Telecommunication Services - 1.28%
AT&T, Inc.	63,018	2,318,432
Telefonaktiebolaget LM Ericsson, ADRC	618,857	3,013,834
Verizon Communications, Inc.	80,598	3,876,764

		9,209,030

Wireless Telecommunication Services - 0.95%
China Mobile Ltd., Sponsored ADRC	68,497	3,933,783
Vodafone Group PLC, ADRA C	102,581	2,855,855

		6,789,638

Total Telecommunication Services		15,998,668

UTILITIES - 1.61%
Electric - 1.61%
Calpine Corp.B	371,996	4,426,752
CenterPoint Energy, Inc.	101,702	2,318,806
Entergy Corp.	31,986	2,356,728
NRG Energy, Inc.	110,366	1,173,191
PPL Corp.	17,322	594,837
Southern Co.	12,748	657,414

Total Utilities		11,527,728

Total Common Stock (Cost $392,914,667)		429,985,105

	Principal Amount
CORPORATE OBLIGATIONS 12.37%
MANUFACTURING - 3.20%
American Honda Finance Corp.,
1.70%, Due 2/22/2019	$290,000	291,910
3.875%, Due 9/21/2020G	250,000	269,293
Analog Devices, Inc.,
3.90%, Due 12/15/2025	190,000	203,598
Apple, Inc.,
2.40%, Due 5/3/2023	445,000	447,078
4.50%, Due 2/23/2036	510,000	568,481
4.65%, Due 2/23/2046	1,315,000	1,449,319
BAE Systems Holdings, Inc.,
3.80%, Due 10/7/2024G	650,000	681,548
Broadridge Financial Solutions, Inc.,
3.40%, Due 6/27/2026	175,000	177,607
Daimler Finance North America LLC,
2.25%, Due 9/3/2019G H	350,000	354,549
2.45%, Due 5/18/2020G H	650,000	660,565
Delphi Corp.,
4.15%, Due 3/15/2024	315,000	337,300
Diamond 1 Finance Corp / Diamond 2 Finance Corp.,
3.48%, Due 6/1/2019G	415,000	425,790
8.35%, Due 7/15/2046G	1,360,000	1,647,900
Dow Chemical Co.,
4.125%, Due 11/15/2021	300,000	325,567
3.50%, Due 10/1/2024	620,000	648,757

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2016

	Principal Amount	Fair Value
MANUFACTURING - 3.20% (continued)
Eaton Corp., PLC,
5.60%, Due 5/15/2018A	$160,000	$169,899
2.75%, Due 11/2/2022A	155,000	157,949
Eaton Electric Holdings LLC,
3.875%, Due 12/15/2020H	235,000	250,203
Ford Motor Credit Co., LLC,
4.25%, Due 2/3/2017H	300,000	302,320
1.483%, Due 3/27/2017H I	400,000	400,110
1.750%, Due 6/15/2018H I	980,000	980,958
5.875%, Due 8/2/2021H	400,000	454,211
General Electric Co.,
5.25%, Due 12/6/2017	215,000	224,507
Hewlett Packard Enterprise Co.,
6.60%, Due 10/15/2045G	2,445,000	2,528,797
HP, Inc.,
4.05%, Due 9/15/2022	300,000	316,548
Ingersoll-Rand Luxembourg Finance S.A.,
2.625%, Due 5/1/2020	300,000	305,411
Intel Corp.,
3.30%, Due 10/1/2021	240,000	255,628
Johnson Controls, Inc.,
5.00%, Due 3/30/2020	300,000	326,968
Koninklijke Philips Electronics N.V.,
5.75%, Due 3/11/2018	205,000	216,978
LYB International Finance BV,
4.00%, Due 7/15/2023	305,000	326,546
Microsoft Corp.,
4.45%, Due 11/3/2045	1,580,000	1,737,223
Monsanto Co.,
1.15%, Due 6/30/2017	355,000	354,399
Nissan Motor Acceptance Corp.,
2.35%, Due 3/4/2019G	600,000	608,464
Northrop Grumman Corp.,
5.05%, Due 8/1/2019	150,000	163,420
3.85%, Due 4/15/2045	310,000	312,079
Nucor Corp.,
4.125%, Due 9/15/2022	160,000	173,407
4.00%, Due 8/1/2023	165,000	177,308
Oracle Corp.,
2.25%, Due 10/8/2019	235,000	240,235
4.30%, Due 7/8/2034	325,000	348,325
PACCAR Financial Corp.,
1.30%, Due 5/10/2019	120,000	119,859
2.20%, Due 9/15/2019	190,000	193,615
Pentair Finance S.A.,
3.15%, Due 9/15/2022	125,000	124,155
Qualcomm, Inc.,
3.00%, Due 5/20/2022	135,000	140,710
Rio Tinto Finance USA Ltd.,
3.75%, Due 6/15/2025	130,000	138,456
Stanley Black & Decker, Inc.,
2.451%, Due 11/17/2018	375,000	381,310
Toyota Motor Credit Corp.,
2.125%, Due 7/18/2019	660,000	670,849
United Technologies Corp.,
6.125%, Due 7/15/2038	450,000	597,311
Volkswagen Group of America Finance LLC,
2.45%, Due 11/20/2019G H	650,000	657,300

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2016

	Principal Amount	Fair Value
MANUFACTURING - 3.20% (continued)
Xerox Corp.,
2.95%, Due 3/15/2017	$150,000	$150,872

		22,995,592

FINANCE - 3.85%
ABN AMRO Bank N.V.,
1.80%, Due 6/4/2018G	600,000	601,421
ACE INA Holdings, Inc.,
3.35%, Due 5/3/2026	140,000	147,169
Aetna, Inc.,
1.90%, Due 6/7/2019	145,000	146,162
4.375%, Due 6/15/2046	175,000	177,462
American Express Co.,
4.05%, Due 12/3/2042	215,000	217,865
American Express Credit Corp.,
2.125%, Due 3/18/2019	370,000	374,693
American International Group, Inc.,
4.875%, Due 6/1/2022	600,000	670,067
4.50%, Due 7/16/2044	110,000	111,880
Bank of America Corp.,
2.25%, Due 4/21/2020	580,000	582,639
4.125%, Due 1/22/2024	400,000	429,280
6.11%, Due 1/29/2037	365,000	443,099
5.00%, Due 1/21/2044	495,000	566,818
Bank of New York Mellon Corp.,
1.30%, Due 1/25/2018	390,000	390,406
2.20%, Due 3/4/2019	365,000	370,942
BB&T Corp.,
1.45%, Due 1/12/2018	345,000	345,460
Bear Stearns Cos., LLC,
7.25%, Due 2/1/2018H	635,000	679,110
Boston Properties LP,
3.65%, Due 2/1/2026J	360,000	372,598
Capital One Financial Corp.,
2.45%, Due 4/24/2019	275,000	279,652
Citigroup, Inc.,
1.385%, Due 3/10/2017I	135,000	135,092
4.40%, Due 6/10/2025	360,000	380,195
3.70%, Due 1/12/2026	370,000	385,248
5.875%, Due 1/30/2042	300,000	377,222
CNA Financial Corp.,
7.35%, Due 11/15/2019	295,000	337,851
Crown Castle International Corp.,
3.40%, Due 2/15/2021	175,000	181,848
ERAC USA Finance LLC,
3.30%, Due 12/1/2026G H	240,000	243,712
ERP Operating LP,
3.00%, Due 4/15/2023J	160,000	162,507
General Electric Capital Corp.,
5.625%, Due 5/1/2018	375,000	399,815
6.00%, Due 8/7/2019	350,000	392,998
5.50%, Due 1/8/2020	250,000	279,370
Goldman Sachs Group, Inc.,
5.95%, Due 1/18/2018	450,000	473,461
5.75%, Due 1/24/2022	800,000	924,934
3.50%, Due 1/23/2025	190,000	194,857
Humana, Inc.,
3.15%, Due 12/1/2022	300,000	309,153
ING Bank N.V.,
3.75%, Due 3/7/2017G	400,000	403,378

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2016

	Principal Amount	Fair Value
FINANCE - 3.85% (continued)
Intercontinental Exchange, Inc.,
2.75%, Due 12/1/2020	$190,000	$196,211
JPMorgan Chase & Co.,
3.625%, Due 5/13/2024	900,000	946,126
3.875%, Due 9/10/2024	330,000	344,642
5.50%, Due 10/15/2040	650,000	792,741
JPMorgan Chase Bank NA,
1.313%, Due 9/21/2018I	450,000	450,292
KeyCorp,
5.10%, Due 3/24/2021	120,000	134,467
Liberty Mutual Group, Inc.,
4.95%, Due 5/1/2022G	235,000	263,412
Liberty Mutual Insurance Co.,
7.875%, Due 10/15/2026G	1,215,000	1,540,011
MetLife, Inc.,
6.375%, Due 6/15/2034	350,000	446,549
4.721%, Due 12/15/2044	400,000	440,181
Morgan Stanley,
7.30%, Due 5/13/2019	750,000	848,049
5.625%, Due 9/23/2019	350,000	385,345
3.70%, Due 10/23/2024	480,000	502,808
3.125%, Due 7/27/2026	330,000	328,427
National Rural Utilities Cooperative Finance Corp.,
1.65%, Due 2/8/2019	190,000	191,283
Nordea Bank AB,
4.875%, Due 1/27/2020G	250,000	272,929
PNC Funding Corp.,
3.30%, Due 3/8/2022	325,000	344,297
Prudential Financial, Inc.,
4.60%, Due 5/15/2044	650,000	691,153
Raymond James Financial, Inc.,
3.625%, Due 9/15/2026	260,000	262,627
Simon Property Group LP,
2.20%, Due 2/1/2019J	485,000	492,779
3.375%, Due 10/1/2024J	650,000	682,628
State Street Corp.,
2.55%, Due 8/18/2020	135,000	139,064
The Goldman Sachs Group, Inc.,
2.875%, Due 2/25/2021	270,000	276,183
Toronto Dominion Bank,
2.625%, Due 9/10/2018	375,000	382,847
Trinity Acquisition PLC Co.,
4.40%, Due 3/15/2026A	180,000	187,822
UnitedHealth Group, Inc.,
1.625%, Due 3/15/2019	250,000	251,253
3.95%, Due 10/15/2042	165,000	169,264
US Bancorp,
1.95%, Due 11/15/2018	525,000	530,829
Ventas Realty LP,
5.70%, Due 9/30/2043J	135,000	159,196
Visa, Inc.,
1.20%, Due 12/14/2017	400,000	400,755
2.80%, Due 12/14/2022	190,000	197,586
3.15%, Due 12/14/2025	265,000	276,438
Wells Fargo & Co.,
2.15%, Due 1/30/2020	140,000	141,043
2.55%, Due 12/7/2020	220,000	223,841
1.909%, Due 7/26/2021I	1,055,000	1,061,126

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2016

	Principal Amount	Fair Value
FINANCE - 3.85% (continued)
4.30%, Due 7/22/2027	$135,000	$143,477

		27,586,045

CONSUMER - 0.41%
Altria Group, Inc.,
4.75%, Due 5/5/2021	300,000	334,692
Anheuser-Busch InBev Finance, Inc.,
2.65%, Due 2/1/2021	340,000	347,722
3.65%, Due 2/1/2026	340,000	357,769
General Mills, Inc.,
2.20%, Due 10/21/2019	600,000	610,158
Kraft Heinz Foods Co.,
3.50%, Due 7/15/2022	135,000	142,244
5.00%, Due 7/15/2035	130,000	146,051
Molson Coors Brewing Co.,
3.00%, Due 7/15/2026	275,000	272,599
Newell Rubbermaid, Inc.,
5.50%, Due 4/1/2046	170,000	200,312
PepsiCo, Inc.,
3.45%, Due 10/6/2046	185,000	175,478
Philip Morris International, Inc.,
2.75%, Due 2/25/2026	185,000	186,938
Reynolds American, Inc.,
5.85%, Due 8/15/2045	130,000	161,630

		2,935,593

SERVICE - 1.73%
AbbVie, Inc.,
2.90%, Due 11/6/2022	170,000	172,085
4.30%, Due 5/14/2036	180,000	180,297
Alibaba Group Holding Ltd.,
3.60%, Due 11/28/2024	650,000	670,791
Amgen, Inc.,
4.40%, Due 5/1/2045	190,000	193,191
Baxalta, Inc.,
4.00%, Due 6/23/2025	140,000	146,536
Bayer US Finance LLC,
2.375%, Due 10/8/2019G H	300,000	304,207
Becton Dickinson and Co.,
3.125%, Due 11/8/2021	195,000	204,206
3.875%, Due 5/15/2024	235,000	251,860
Cardinal Health, Inc.,
3.20%, Due 3/15/2023	235,000	244,384
CBS Corp.,
3.375%, Due 3/1/2022	700,000	729,872
Celgene Corp.,
5.25%, Due 8/15/2043	145,000	163,236
Comcast Corp.,
5.875%, Due 2/15/2018	410,000	433,982
3.15%, Due 3/1/2026	175,000	181,401
6.55%, Due 7/1/2039	450,000	615,994
CVS Health Corp.,
2.125%, Due 6/1/2021	390,000	390,034
Express Scripts Holding Co.,
4.50%, Due 2/25/2026	1,340,000	1,435,578
Genzyme Corp.,
5.00%, Due 6/15/2020	80,000	89,076
Home Depot, Inc.,
2.70%, Due 4/1/2023	150,000	154,257
3.35%, Due 9/15/2025	135,000	143,168

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2016

	Principal Amount	Fair Value
SERVICE - 1.73% (continued)
MasterCard, Inc.,
3.375%, Due 4/1/2024	$250,000	$266,167
McDonald’s Corp.,
3.70%, Due 1/30/2026	380,000	402,178
Medtronic, Inc.,
3.50%, Due 3/15/2025	650,000	689,700
4.625%, Due 3/15/2045	175,000	197,989
Sanofi,
1.25%, Due 4/10/2018	105,000	105,054
4.00%, Due 3/29/2021	210,000	229,353
Shire Acquisitions Investments Ireland DAC,
2.875%, Due 9/23/2023	210,000	206,528
Teva Pharmaceutical Finance Netherlands III BV,
3.15%, Due 10/1/2026	230,000	223,683
Thomson Reuters Corp.,
4.30%, Due 11/23/2023	300,000	324,560
3.85%, Due 9/29/2024	400,000	422,324
Time Warner, Inc.,
4.875%, Due 3/15/2020	450,000	491,177
4.75%, Due 3/29/2021	325,000	357,784
Viacom, Inc.,
4.50%, Due 2/27/2042	450,000	424,397
Walgreens Boots Alliance, Inc.,
2.60%, Due 6/1/2021	240,000	242,945
3.80%, Due 11/18/2024	300,000	315,501
Wal-Mart Stores, Inc.,
7.55%, Due 2/15/2030	350,000	522,657
Zimmer Biomet Holdings, Inc.,
3.55%, Due 4/1/2025	280,000	284,875

		12,411,027

UTILITIES - 0.68%
Consolidated Edison Co. of New York, Inc.,
5.50%, Due 12/1/2039	350,000	435,362
4.625%, Due 12/1/2054	115,000	128,677
Delmarva Power & Light Co.,
3.50%, Due 11/15/2023	220,000	234,865
Duke Energy Corp.,
3.55%, Due 9/15/2021	370,000	395,074
Duke Energy Progress LLC,
4.15%, Due 12/1/2044H	260,000	277,696
Edison International,
2.95%, Due 3/15/2023	170,000	174,284
Georgia Power Co.,
1.95%, Due 12/1/2018	150,000	151,946
MidAmerican Energy Holdings Co.,
6.125%, Due 4/1/2036	500,000	654,284
Pacific Gas & Electric Co.,
4.25%, Due 3/15/2046	280,000	303,739
Sierra Pacific Power Co.,
3.375%, Due 8/15/2023	160,000	169,658
Southern Co.,
2.15%, Due 9/1/2019	190,000	192,230
2.75%, Due 6/15/2020	500,000	513,462
Southern Power Co.,
4.15%, Due 12/1/2025	175,000	187,221
Southwestern Electric Power Co.,
3.55%, Due 2/15/2022	600,000	635,130
Union Electric Co.,
6.70%, Due 2/1/2019	200,000	222,628

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2016

	Principal Amount	Fair Value
UTILITIES - 0.68% (continued)
WEC Energy Group, Inc.,
3.55%, Due 6/15/2025	$195,000	$206,215

		4,882,471

ENERGY - 1.53%
BP Capital Markets PLC,
3.506%, Due 3/17/2025A	1,340,000	1,404,518
3.119%, Due 5/4/2026A	700,000	708,290
Buckeye Partners LP,
4.875%, Due 2/1/2021J	165,000	178,694
Canadian Natural Resources Ltd.,
3.90%, Due 2/1/2025	175,000	178,502
6.25%, Due 3/15/2038	365,000	415,833
Chevron Corp.,
1.79%, Due 11/16/2018	195,000	196,663
Columbia Pipeline Group, Inc.,
4.50%, Due 6/1/2025	210,000	226,912
Enterprise Products Operating LLC,
6.125%, Due 10/15/2039H	130,000	149,374
Exxon Mobil Corp.,
4.114%, Due 3/1/2046	1,465,000	1,580,870
Husky Energy, Inc.,
3.95%, Due 4/15/2022	280,000	297,942
Magellan Midstream Partners LP,
5.00%, Due 3/1/2026J	100,000	113,423
Marathon Petroleum Corp.,
3.625%, Due 9/15/2024	165,000	164,370
Phillips 66,
2.95%, Due 5/1/2017	225,000	227,296
4.30%, Due 4/1/2022	170,000	186,729
Phillips 66 Partners LP,
3.55%, Due 10/1/2026J	110,000	109,595
Schlumberger Holdings Corp.,
4.00%, Due 12/21/2025G	1,340,000	1,439,153
Shell International Finance BV,
1.625%, Due 11/10/2018	375,000	375,835
4.00%, Due 5/10/2046	175,000	173,432
3.75%, Due 9/12/2046	2,200,000	2,094,376
Spectra Energy Partners LP,
3.375%, Due 10/15/2026J	130,000	129,165
Sunoco Logistics Partners Operations LP,
4.25%, Due 4/1/2024J	100,000	104,612
TransCanada PipeLines Ltd.,
3.75%, Due 10/16/2023	300,000	319,128
6.10%, Due 6/1/2040	170,000	216,281

		10,990,993

FOREIGN SOVEREIGN - 0.05%
Province of Ontario Canada,
$2.50%, Due 4/27/2026	345,000	348,921

TRANSPORTATION - 0.33%
Burlington Northern Santa Fe LLC,
3.65%, Due 9/1/2025H	135,000	146,125
7.95%, Due 8/15/2030H	225,000	331,001
5.75%, Due 5/1/2040H	420,000	535,936
Canadian National Railway Co.,
5.55%, Due 5/15/2018	350,000	371,779
CSX Corp.,
5.50%, Due 4/15/2041	325,000	386,678

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2016

	Principal Amount	Fair Value
TRANSPORTATION - 0.33% (continued)
Norfolk Southern Corp.,
5.75%, Due 4/1/2018	$425,000	$450,861
Union Pacific Corp.,
3.375%, Due 2/1/2035	150,000	149,247

		2,371,627

TELECOMMUNICATIONS - 0.59%
America Movil S.A.B. de C.V.,
6.375%, Due 3/1/2035	350,000	425,931
AT&T, Inc.,
4.45%, Due 4/1/2024	165,000	178,397
3.40%, Due 5/15/2025	350,000	348,855
4.50%, Due 5/15/2035	220,000	218,392
6.35%, Due 3/15/2040	120,000	144,125
Deutsche Telekom International Finance BV,
4.875%, Due 3/6/2042G	300,000	338,897
Rogers Communications, Inc.,
5.45%, Due 10/1/2043	245,000	290,476
TELUS Corp.,
2.80%, Due 2/16/2027	205,000	200,831
Verizon Communications, Inc.,
4.60%, Due 4/1/2021	360,000	395,749
6.40%, Due 9/15/2033	570,000	711,008
Vodafone Group PLC,
6.15%, Due 2/27/2037A	815,000	969,790

		4,222,451

Total Corporate Obligations (Cost $83,473,356)		88,744,720

ASSET-BACKED OBLIGATIONS - 0.89%
Ally Auto Receivables Trust,
1.39%, Due 9/16/2019, 2015 1 A3	605,000	606,568
Ally Master Owner Trust,
1.54%, Due 9/15/2019, 2012 5 A	595,000	596,882
Americredit Automobile Receivables Trust 2016-4,
1.53%, Due 7/8/2021, 2016 4 A3	245,000	244,924
BMW Vehicle Lease Trust,
1.34%, Due 1/22/2019, 2016 1 A3	405,000	405,593
Capital One Multi-Asset Execution Trust,
1.34%, Due 4/15/2022, 2016 A3 A3	660,000	660,041
Chase Issuance Trust,
1.37%, Due 6/15/2021, 2016 A2 A	550,000	550,193
Ford Credit Auto Owner Trust,
2.03%, Due 8/15/2020, 2015 A B	605,000	615,006
Ford Credit Floorplan Master Owner Trust,
1.40%, Due 8/15/2019, 2014 4 A1	780,000	781,754
GM Financial Automobile Leasing Trust,
1.68%, Due 12/20/2018, 2015 2 A3	1,000,000	1,005,212
Honda Auto Receivables Owner Trust,
1.39%, Due 4/15/2020, 2016 2 A3	425,000	426,114
Volkswagen Auto Lease Trust,
1.25%, Due 12/20/2017, 2015 A A3	525,000	525,101

Total Asset-Backed Obligations (Cost $6,394,991)		6,417,388

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 1.22%
Ginnie Mae REMIC Trust,
1.147%, Due 12/16/2038, 2013-139 A	1,441,122	1,424,829
1.624%, Due 7/16/2039, 2013-78 AB	1,457,889	1,452,064
2.586%, Due 9/16/2039, 2014-31 AB	220,593	221,422
1.367%, Due 11/16/2041, 2013 125 AB	1,676,631	1,652,229
3.20%, Due 11/16/2044, 2011-92 B	739,012	745,572

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2016

	Principal Amount	Fair Value
TELECOMMUNICATIONS - 0.59% (continued)
GS Mortgage Securities Trust,
3.679%, Due 8/10/2043, 2010-C1 A1G	$96,674	$99,784
3.033%, Due 11/10/2046, 2013 GC16 A2	935,000	959,973
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.388%, Due 2/15/2046, 2011-C3 A3G	399,966	413,618
5.715%, Due 2/12/2049, 2007-CB19 A4	413,085	417,810
JPMBB Commercial Mortgage Securities Trust,
3.157%, Due 7/15/2045, 2013 C12 ASB	665,000	696,959
LB-UBS Commercial Mortgage Trust,
5.424%, Due 2/15/2040, 2007-C1 A4	172,270	172,747
WF-RBS Commercial Mortgage Trust,
3.66%, Due 3/15/2047, 2014 C19 A3	455,000	483,302

Total Commercial Mortgage-Backed Obligations (Cost $8,724,165)		8,740,309

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 6.09%
Federal Home Loan Mortgage Corporation,
4.50%, Due 3/1/2019	34,782	35,751
5.00%, Due 10/1/2020	19,365	20,307
3.50%, Due 8/1/2026	108,789	115,950
3.50%, Due 9/1/2028	665,263	708,864
5.00%, Due 8/1/2033	147,239	164,428
5.50%, Due 2/1/2034	139,854	159,422
5.00%, Due 3/1/2034	105,004	117,080
6.00%, Due 6/1/2034	108,847	125,739
6.00%, Due 8/1/2034	89,284	103,144
5.00%, Due 8/1/2035	80,166	89,209
5.00%, Due 9/1/2035	52,523	58,193
5.50%, Due 4/1/2037	85,856	97,620
5.50%, Due 5/1/2038	40,394	45,731
4.00%, Due 1/1/2041	483,992	519,803
4.50%, Due 2/1/2041	373,964	409,886
3.50%, Due 6/1/2042	1,499,129	1,578,344
3.50%, Due 7/1/2042	411,701	433,558

		4,783,029

Federal National Mortgage Association,
5.00%, Due 12/1/2017	15,685	16,084
4.50%, Due 9/1/2018	18,222	18,717
4.00%, Due 8/1/2020	42,631	44,130
3.50%, Due 1/1/2026	94,006	99,095
4.00%, Due 5/1/2026	500,570	535,267
4.00%, Due 6/1/2026	635,664	679,738
3.50%, Due 1/1/2028	330,184	348,454
3.00%, Due 6/1/2029	824,462	865,757
3.00%, Due 7/1/2029	600,861	630,981
5.00%, Due 3/1/2034	164,662	183,887
4.50%, Due 4/1/2034	260,955	287,242
5.50%, Due 4/1/2036	75,119	85,227
5.50%, Due 6/1/2038	30,213	34,249
4.50%, Due 1/1/2040	401,904	439,681
5.00%, Due 5/1/2040	639,137	709,784
5.00%, Due 6/1/2040	509,600	565,564
4.00%, Due 9/1/2040	333,784	358,135
4.00%, Due 1/1/2041	1,030,160	1,104,685
4.00%, Due 2/1/2041	516,472	558,347
5.00%, Due 3/1/2041	463,826	514,817
4.50%, Due 4/1/2041	792,137	868,717
4.50%, Due 6/1/2041	605,409	663,974
4.50%, Due 8/1/2041	326,915	358,553
4.50%, Due 10/1/2041	417,429	460,208

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2016

	Principal Amount	Fair Value
TELECOMMUNICATIONS - 0.59% (continued)
Federal National Mortgage Association, (continued)
3.00%, Due 2/1/2043	$586,184	$604,834
3.00%, Due 4/1/2043	268,148	277,507
3.00%, Due 5/1/2043	976,877	1,010,976
3.00%, Due 6/1/2043	3,098,471	3,196,520
3.50%, Due 6/1/2043	405,824	427,665
3.50%, Due 7/1/2043	410,778	433,644
3.00%, Due 8/1/2043	1,961,557	2,023,538
4.00%, Due 3/1/2045	893,325	963,102
3.50%, Due 4/1/2045	931,262	977,610
4.00%, Due 7/1/2045	2,099,127	2,254,876
3.50%, Due 8/1/2045	377,512	396,946
3.50%, Due 11/1/2045	5,231,244	5,492,535
4.00%, Due 3/1/2046	575,532	621,032
3.00%, Due 4/1/2046	692,860	713,935
3.50%, Due 5/1/2046	1,354,747	1,424,691
3.00%, Due 6/1/2046	680,014	700,699
4.00%, Due 7/1/2046	912,028	983,160

		32,934,563

Government National Mortgage Association,
7.00%, Due 12/15/2025	68,972	80,769
6.50%, Due 8/15/2027	65,760	75,927
6.50%, Due 11/15/2027	70,796	81,793
7.50%, Due 12/15/2028	64,930	77,879
5.50%, Due 7/15/2033	145,725	166,783
6.00%, Due 12/15/2033	175,260	205,480
4.50%, Due 5/15/2039	364,445	401,800
5.00%, Due 10/15/2039	292,275	331,337
5.50%, Due 2/15/2040	302,325	342,467
4.50%, Due 6/15/2040	310,719	346,098
3.50%, Due 9/15/2041	842,905	894,135
3.50%, Due 3/15/2043	564,226	601,964
5.50%, Due 2/20/2034	204,678	232,275
3.50%, Due 3/20/2045	543,799	580,849
5.00%, Due 3/20/2045	447,258	484,954
4.00%, Due 3/20/2046	292,153	313,045
3.00%, Due 6/20/2046	739,372	771,215

		5,988,770

Total U.S. Agency Mortgage-Backed Obligations (Cost $42,617,794)		43,706,362

U.S. TREASURY OBLIGATIONS - 14.39%
U.S. Treasury Floating Rate Note,
0.514%, Due 7/31/2018I	50,345,000	50,362,872

U.S. Treasury Notes/Bonds,
0.75%, Due 2/28/2018	4,200,000	4,198,853
1.125%, Due 5/31/2019	1,500,000	1,506,563
0.75%, Due 7/15/2019	1,375,000	1,366,944
0.875%, Due 7/31/2019	1,000,000	997,188
1.00%, Due 8/31/2019	2,000,000	2,000,938
0.875%, Due 9/15/2019	2,500,000	2,491,308
1.25%, Due 2/29/2020	2,000,000	2,011,172
1.75%, Due 10/31/2020	2,000,000	2,042,032
1.25%, Due 3/31/2021	2,000,000	1,997,344
1.375%, Due 4/30/2021	2,000,000	2,007,110
2.00%, Due 5/31/2021	3,000,000	3,092,343
2.00%, Due 11/15/2021	3,100,000	3,194,817
2.00%, Due 2/15/2022	6,325,000	6,515,983
1.625%, Due 11/15/2022	2,000,000	2,011,484

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2016

	Principal Amount	Fair Value
TELECOMMUNICATIONS - 0.59% (continued)
U.S. Treasury Notes/Bonds, (continued)
2.50%, Due 8/15/2023	$2,000,000	$2,115,390
2.375%, Due 8/15/2024	5,765,000	6,051,221
6.875%, Due 8/15/2025	580,000	823,894
5.25%, Due 11/15/2028	450,000	608,748
4.75%, Due 2/15/2037	630,000	882,959
4.50%, Due 8/15/2039	500,000	681,172
3.125%, Due 11/15/2041	5,240,000	5,827,247
2.50%, Due 5/15/2046	490,000	481,023

		52,905,733

Total U.S. Treasury Obligations (Cost $102,165,638)		103,268,605

MUNICIPAL OBLIGATIONS - 0.32% (Cost $1,815,189)
Municipal Electric Authority of Georgia,
6.655%, Due 4/1/2057	1,760,000	2,284,075

Total Municipal Obligations		2,284,075

	Shares
SHORT-TERM INVESTMENTS - 4.47% (Cost $32,057,781)
American Beacon U.S. Government Money Market Select Fund, Select ClassK	32,057,781	32,057,781

TOTAL INVESTMENTS - 99.66% (Cost $670,163,581)		715,204,345
OTHER ASSETS, NET OF LIABILITIES - 0.34%		2,428,094

TOTAL NET ASSETS - 100.00%		$717,632,439

Percentages are stated as a percent of net assets.

A	PLC - Public Limited Company.
B	Non-income producing security.
C	ADR - American Depositary Receipt.
D	Non-voting participating shares.
E	MLP - Master Limited Partnership.
F	REIT - Real Estate Investment Trust.
G	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $13,900 or 1.92% of net assets. The Fund has no right to demand registration of these securities.
H	LLC - Limited Liability Company.
I	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
J	LP - Limited Partnership.
K	The Fund is affiliated by having the same investment advisor.

Futures Contracts Open on October 31, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	Long	262	December 2016	$27,773,310	$(271,225)

				$27,773,310	$(271,225)

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
COMMON STOCK - 95.21%
CONSUMER DISCRETIONARY - 16.39%
Auto Components - 3.04%
Adient PLCA B	11,556	$525,914
Dana, Inc.	531,333	8,225,034
Delphi Automotive PLCA	46,181	3,004,998
Johnson Controls International PLCA	115,561	4,659,420

		16,415,366

Home Builders - 0.64%
D.R. Horton, Inc.	120,629	3,477,734

Hotels, Restaurants & Leisure - 5.13%
Hilton Worldwide Holdings, Inc.	197,510	4,463,726
Norwegian Cruise Line Holdings Ltd.B	144,025	5,598,252
Royal Caribbean Cruises Ltd.	126,441	9,719,519
SeaWorld Entertainment, Inc.C	160,392	2,247,092
Wyndham Worldwide Corp.	86,721	5,709,711

		27,738,300

Household Durables - 1.85%
Stanley Black & Decker, Inc.	43,698	4,974,580
Whirlpool Corp.	33,532	5,023,764

		9,998,344

Leisure Equipment & Products - 0.56%
Brunswick Corp.	69,166	3,008,721

Media - 2.93%
Interpublic Group of Cos., Inc.	195,981	4,388,015
Meredith Corp.	48,455	2,197,434
News Corp., Class A	333,122	4,037,439
Omnicom Group, Inc.	65,031	5,190,774

		15,813,662

Specialty Retail - 2.24%
Hanesbrands, Inc.	203,015	5,217,486
L Brands, Inc.	55,611	4,014,558
Staples, Inc.	390,071	2,886,525

		12,118,569

Total Consumer Discretionary		88,570,696

CONSUMER STAPLES - 1.57%
Beverages - 0.48%
Coca-Cola European Partners PLCA	67,400	2,590,856

Tobacco - 1.09%
Reynolds American, Inc.	106,870	5,886,400

Total Consumer Staples		8,477,256

ENERGY - 7.85%
Energy Equipment & Services - 2.22%
FMC Technologies, Inc.B	202,439	6,532,707
SEACOR Holdings, Inc.	27,007	1,331,715
Superior Energy Services, Inc.	128,528	1,819,956
Weatherford International PLCA B	474,712	2,288,112

		11,972,490

Oil & Gas - 5.63%
Cenovus Energy, Inc.	301,628	4,355,508
Devon Energy Corp.	117,100	4,436,919
EQT Corp.	93,900	6,197,400

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
ENERGY - 7.85% (continued)
Oil & Gas - 5.63% (continued)
Murphy Oil Corp.	321,165	$8,308,539
PBF Energy, Inc., Class A	155,864	3,397,835
Vermilion Energy, Inc.	95,000	3,731,600

		30,427,801

Total Energy		42,400,291

FINANCIALS - 24.66%
Banks - 9.58%
CIT Group, Inc.	148,014	5,377,348
Comerica, Inc.	108,866	5,670,830
Fifth Third Bancorp	324,220	7,055,027
Frost Bankers, Inc.	58,714	4,461,677
KeyCorp.	575,198	8,121,796
M&T Bank Corp.	38,103	4,676,381
New York Community Bancorp, Inc.	339,275	4,871,989
Regions Financial Corp.	662,068	7,090,748
TCF Financial Corp.	102,292	1,462,776
Valley National Bancorp	176,652	1,741,789
Webster Financial Corp.	30,008	1,212,323

		51,742,684

Diversified Financials - 6.18%
Ally Financial, Inc.	184,600	3,335,722
Ameriprise Financial, Inc.	34,489	3,048,483
Apollo Global Management LLC, Class AD E	190,325	3,479,141
Capital One Financial Corp.	32,742	2,424,218
Discover Financial Services	90,261	5,084,402
Franklin Resources, Inc.	124,088	4,176,802
Invesco Ltd.	145,536	4,088,106
KKR & Co., LPE	358,068	5,080,985
SLM Corp.B	378,195	2,666,275

		33,384,134

Insurance - 8.90%
Allstate Corp.	153,651	10,432,903
Axis Capital Holdings Ltd.	94,167	5,364,694
FNF Group	228,092	8,190,784
Torchmark Corp.	42,867	2,718,196
Validus Holdings Ltd.	70,673	3,611,390
Voya Financial, Inc.	289,129	8,832,891
Willis Towers Watson PLCA	70,881	8,923,918

		48,074,776

Total Financials		133,201,594

HEALTH CARE - 4.84%
Health Care Equipment & Supplies - 1.10%
Zimmer Biomet Holdings, Inc.	56,155	5,918,737

Health Care Providers & Services - 3.74%
Cardinal Health, Inc.	64,165	4,407,494
Cigna Corp.	42,198	5,014,388
Mednax, Inc.B	81,400	4,985,750
Universal Health Services, Inc., Class B	47,960	5,789,252

		20,196,884

Total Health Care		26,115,621

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
INDUSTRIALS - 13.21%
Aerospace & Defense - 2.38%
Orbital ATK, Inc.	34,600	$2,572,856
Spirit Aerosystems Holdings, Inc., Class A	89,215	4,492,867
TransDigm Group, Inc.	21,175	5,769,341

		12,835,064

Building Products - 1.19%
Owens Corning	132,189	6,448,179

Commercial Services & Supplies - 1.92%
Convergys Corp.	55,030	1,606,876
Genpact Ltd.	143,821	3,306,445
Republic Services, Inc.	83,915	4,416,446
Steelcase, Inc., Class A	78,157	1,043,396

		10,373,163

Construction & Engineering - 0.65%
AECOM Technology Corp.B	125,289	3,489,299

Diversified Manufacturing - 0.49%
Eaton Corp., PLCA	41,708	2,659,719

Engineering & Construction - 1.33%
KBR, Inc.	485,825	7,195,068

Machinery - 3.79%
CNH Industrial N.V.	243,809	1,896,834
Dover Corp.	135,121	9,038,244
Parker Hannifin Corp.	29,122	3,574,726
Terex Corp.	247,430	5,908,628

		20,418,432

Marine - 0.62%
Golar LNG Ltd.C	152,489	3,337,984

Road & Rail - 0.84%
Ryder System, Inc.	33,350	2,314,157
Werner Enterprises, Inc.	93,283	2,243,456

		4,557,613

Total Industrials		71,314,521

INFORMATION TECHNOLOGY - 10.08%
Computers & Peripherals - 2.55%
Hewlett Packard Enterprise Co.	244,558	5,495,218
HP, Inc.	249,096	3,609,401
Seagate Technology PLCA	135,350	4,643,859

		13,748,478

Electronic Equipment & Instruments - 2.60%
Avnet, Inc.	128,361	5,384,744
Flextronics International Ltd.B	378,862	5,376,052
Keysight Technologies, Inc.B	99,241	3,255,105

		14,015,901

IT Consulting & Services - 1.19%
Computer Sciences Corp.	34,168	1,860,448
CSRA, Inc.	68,568	1,720,371
Total System Services, Inc.	56,686	2,827,497

		6,408,316

Semiconductor Equipment & Products - 3.08%
Marvell Technology Group Ltd.	378,324	4,929,562

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
INFORMATION TECHNOLOGY - 10.08% (continued)
Semiconductor Equipment & Products - 3.08% (continued)
Microchip Technology, Inc.	106,435	$6,444,639
ON Semiconductor Corp.B	454,568	5,304,809

		16,679,010

Software - 0.66%
Navient Corp.	279,362	3,570,246

Total Information Technology		54,421,951

MATERIALS - 5.90%
Chemicals - 3.23%
Ashland Global Holdings, Inc.	45,453	5,078,464
Axalta Coating Systems Ltd.B	106,100	2,665,232
Celanese Corp., Series A	27,000	1,968,840
Eastman Chemical Co.	46,302	3,329,577
FMC Corp.	93,306	4,375,118

		17,417,231

Construction Materials - 0.96%
CRH PLC, ADRA F	161,298	5,209,925

Containers & Packaging - 1.71%
Owens-Illinois, Inc.B	190,967	3,685,663
Packaging Corp. of America	67,496	5,568,420

		9,254,083

Total Materials		31,881,239

REAL ESTATE - 5.24%
Equity Real Estate Investment Trusts - 5.24%
AvalonBay Communities, Inc.G	18,548	3,175,047
CBL & Associates Properties, Inc.G	155,703	1,666,022
Corporate Office Properties TrustG	63,344	1,690,651
EPR PropertiesG	48,664	3,538,846
Geo Group, Inc.G	125,800	3,014,168
Host Hotels & Resorts, Inc.G	170,828	2,644,417
Lamar Advertising Co., Class AG	152,780	9,693,891
MFA Financial, Inc.G	340,512	2,489,143
MGM Growth Properties LLC, Class A D G	15,159	398,985

Total Real Estate		28,311,170

UTILITIES - 5.47%
Electric - 4.08%
CenterPoint Energy, Inc.	58,186	1,326,641
Edison International	70,707	5,195,550
Great Plains Energy, Inc.	217,347	6,181,349
Pinnacle West Capital Corp.	122,156	9,299,736

		22,003,276

Gas - 0.69%
UGI Corp.	80,832	3,741,713

Multi-Utilities - 0.70%
Xcel Energy, Inc.	90,778	3,771,826

Total Utilities		29,516,815

Total Common Stock (Cost $493,995,920)		514,211,154

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 4.81% (Cost $25,957,274)
American Beacon U.S. Government Money Market Select Fund, Select ClassH	25,957,274	$25,957,274

SECURITIES LENDING COLLATERAL - 1.05%
American Beacon U.S. Government Money Market Select Fund, Select Class H	4,103,281	4,103,281
DWS Government and Agency Securities Portfolio, Institutional Class	1,542,369	1,542,369

Total Securities Lending Collateral (Cost $5,645,650)		5,645,650

TOTAL INVESTMENTS - 101.07% (Cost $525,598,844)		545,814,078
LIABILITIES, NET OF OTHER ASSETS - (1.07%)		(5,787,236)

TOTAL NET ASSETS - 100.00%		$540,026,842

Percentages are stated as a percent of net assets.

A	PLC - Public Limited Company.
B	Non-income producing security.
C	All or a portion of this security is on loan at October 31, 2016.
D	LLC - Limited Liability Company.
E	MLP - Master Limited Partnership.
F	ADR - American Depositary Receipt.
G	REIT - Real Estate Investment Trust.
H	The Fund is affiliated by having the same investment advisor.

Futures Contracts Open on October 31, 2016:

					Unrealized
		Number of			Appreciation
Description	Type	Contracts	Expiration Date	Contract Value	(Depreciation)
S&P MidCap 400 E-Mini Index Futures	Long	154	December 2016	$23,204,720	$(481,083)

				$23,204,720	$(481,083)

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2016

		Mid-Cap Value
	Balanced Fund	Fund
Assets:
Investments in unaffiliated securities, at fair value A C	$683,146,564	$515,753,523
Investments in affiliated securities, at fair value B	32,057,781	30,060,555
Cash	63,400	—
Deposit with brokers for futures contracts	1,440,589	1,622,565
Dividends and interest receivable	2,268,932	1,336,022
Receivable for investments sold	2,392,757	389,043
Receivable for fund shares sold	145,398	657,136
Receivable for tax reclaims	1,787	—
Prepaid expenses	192,439	36,148

Total assets	721,709,647	549,854,992

Liabilities:
Payable for investments purchased	2,688,087	2,474,619
Payable for fund shares redeemed	672,315	725,600
Payable for variation margin from open futures contracts	270,656	480,755
Payable upon return of securities loaned	—	5,645,650
Management and investment advisory fees payable	244,068	371,578
Administrative service and service fees payable	75,444	46,368
Transfer agent fees payable	4,980	2,529
Custody and fund accounting fees payable	27,902	17,082
Professional fees payable	54,662	35,505
Trustee fees payable	7,096	2,345
Payable for prospectus and shareholder reports	16,778	18,087
Other liabilities	15,220	8,032

Total liabilities	4,077,208	9,828,150

Net Assets	$717,632,439	$540,026,842

Analysis of Net Assets:
Paid-in-capital	$679,622,068	$537,394,493
Undistributed net investment income	5,642,174	6,383,795
Accumulated net realized (loss)	(12,401,342)	(23,485,401)
Unrealized appreciation of investments	45,040,764	20,215,233
Unrealized depreciation of currency transactions	—	(195)
Unrealized depreciation of futures contracts	(271,225)	(481,083)
Net assets	$717,632,439	$540,026,842

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2016

		Mid-Cap Value
	Balanced Fund	Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	31,794,308	13,935,266

Y Class	1,884,625	4,957,949

Investor Class	9,280,888	17,212,419

Advisor Class	733,127	483,603

A Class	1,818,651	1,422,699

C Class	2,952,761	454,847

Net assets:
Institutional Class D	$485,231,068	$195,472,135

Y Class	$28,843,268	$68,994,531

Investor Class	$127,235,433	$243,421,035

Advisor Class	$10,603,004	$6,622,356

A Class	$24,892,096	$19,486,655

C Class	$40,827,570	$6,030,130

Net asset value, offering and redemption price per share:
Institutional Class D	$15.26	$14.03

Y Class	$15.30	$13.92

Investor Class	$13.71	$14.14

Advisor Class	$14.46	$13.69

A Class	$13.69	$13.70

A Class (offering price)	$14.53	$14.54

C Class	$13.83	$13.26

A Cost of investments in unaffiliated securities	$638,105,800	$495,538,289
B Cost of investments in affiliated securities	$32,057,781	$30,060,555
C Fair Value of Securities on Loan	$—	$5,505,771
D Includes AMR Class Assets of the Balanced Fund (Note 1).

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended October 31, 2016

		Mid-Cap Value
	Balanced Fund	Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$11,223,010	$15,254,625
Dividend income from affiliated securities	62,143	42,633
Interest income	6,805,759	—
Income derived from securities lending	—	49,960

Total investment income	18,090,912	15,347,218

Expenses:
Management and investment advisory fees (Note 2)	2,280,243	3,795,256
Administrative service fees (Note 2):
Institutional Class B	250,597	409,542
Y Class	49,575	118,515
Investor Class	232,554	464,576
Advisor Class	19,071	11,493
A Class	45,217	31,618
C Class	72,650	10,017
AMR Class	—	336
Transfer agent fees:
Institutional Class B	27,282	48,366
Y Class	234	3,300
Investor Class	11,424	11,653
Advisor Class	508	2,425
A Class	2,133	2,039
C Class	2,504	1,503
AMR Class	—	116
Custody and fund accounting fees	94,783	78,736
Professional fees	52,436	57,717
Registration fees and expenses	103,844	91,892
Service fees (Note 2):
Y Class	28,742	70,499
Investor Class	431,971	663,976
Advisor Class	27,487	16,932
A Class	39,655	27,843
C Class	63,318	8,912
Distribution fees (Note 2):
Advisor Class	27,487	16,932
A Class	66,092	47,739
C Class	422,122	59,412
Prospectus and shareholder report expenses	32,665	59,146
Trustee fees	41,617	45,480
Other expenses	68,487	45,262

Total expenses	4,494,698	6,201,233

Net expenses	4,494,698	6,201,233

Net investment income	13,596,214	9,145,985

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended October 31, 2016

		Mid-Cap Value
	Balanced Fund	Fund
Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	$(4,370,590)	$(22,549,404)
Commission recapture (Note 1)	6,622	35,944
Foreign currency transactions	25	(365)
Futures contracts	2,239,111	1,578,656
Change in net unrealized appreciation (depreciation) of:
Investments	8,974,288	24,660,461
Foreign currency transactions	—	(195)
Futures contracts	(334,912)	(907,744)

Net gain from investments	6,514,544	2,817,353

Net increase in net assets resulting from operations	$20,110,758	$11,963,338

A Foreign taxes	$132,359	$19,423
B Includes AMR Class Expenses of the Balanced Fund (Note 1).

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	Balanced Fund		Mid-Cap Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$13,596,214	$20,252,845	$9,145,985	$7,504,884
Net realized gain (loss) from investments, commission recapture, foreign currency transactions, and futures contracts	(2,124,832)	100,307,836	(20,935,169)	52,953,611
Change in net unrealized appreciation (depreciation) from investments, foreign currency transactions, and futures contracts	8,639,376	(122,051,739)	23,752,522	(47,749,286)

Net increase (decrease) in net assets resulting from operations	20,110,758	(1,491,058)	11,963,338	12,709,209

Distributions to Shareholders:
Net investment income:
Institutional Class A	(8,111,530)	(1,222,078)	(3,042,980)	(1,280,283)
Y Class	(394,207)	(577,148)	(804,213)	(220,931)
Investor Class	(1,913,613)	(2,181,155)	(2,883,653)	(1,551,881)
Advisor Class	(128,760)	(159,858)	(40,603)	(45,732)
A Class	(367,530)	(392,383)	(117,192)	(72,214)
C Class	(318,121)	(320,163)	(11,670)	—
AMR Class	—	(11,499,507)	—	(1,014,018)
Net realized gain from investments:
Institutional Class A	(21,528,686)	(3,534,578)	(12,422,126)	(5,870,373)
Y Class	(1,587,112)	(1,913,666)	(3,405,226)	(996,642)
Investor Class	(7,811,741)	(8,246,761)	(14,625,725)	(7,616,156)
Advisor Class	(610,329)	(698,873)	(345,718)	(281,323)
A Class	(1,380,563)	(1,315,977)	(800,587)	(576,439)
C Class	(2,350,891)	(1,788,365)	(322,638)	(164,681)
AMR Class	—	(33,411,237)	—	(3,582,758)

Net distributions to shareholders	(46,503,083)	(67,261,749)	(38,822,331)	(23,273,431)

Capital Share Transactions:
Proceeds from sales of shares	461,674,934	236,623,030	152,464,371	315,120,817
Reinvestment of dividends and distributions	45,872,150	66,463,488	38,345,842	23,008,875
Cost of shares redeemed	(481,741,305)	(546,315,542)	(287,829,842)	(287,701,747)
Redemption fees	—	—	—	37,086

Net increase (decrease) in net assets from capital share transactions	25,805,779	(243,229,024)	(97,019,629)	50,465,031

Net increase (decrease) in net assets	(586,546)	(311,981,831)	(123,878,622)	39,900,809

Net Assets:
Beginning of period	718,218,985	1,030,200,816	663,905,464	624,004,655

End of Period *	$717,632,439	$718,218,985	$540,026,842	$663,905,464

*Includes undistributed (overdistribution of) net investment income	$5,642,174	$2,571,729	$6,383,795	$4,490,772

A Includes AMR Class Distributions (Note 1).

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

October 31, 2016

1. Organization

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”) as a diversified, open-end management investment company. As of October 31, 2016, the Trust consists of twenty-five active series, two of which are presented in this filing (collectively, the “Funds” and each individually a “Fund”): the American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund. The remaining twenty-three active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

The AMR Class of the Balanced Fund closed on May 31, 2016 and the shares merged into the Institutional Class. The AMR class of the Mid-Cap Value Fund closed on December 11, 2015.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

		Minimum Initial
Class	Eligible Investors	Investments
Institutional	Large Institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors.	$100,000
Investor	All investors using intermediary organizations such as broker-dealers or retirement plan sponsors.	$2,500
Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services—Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to

American Beacon FundsSM

Notes to Financial Statements

October 31, 2016

purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Balanced Fund will normally be declared and paid quarterly. Dividends from net investment income of the Mid-Cap Value Fund will normally be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may also designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gains in the Funds’ Statements of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

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October 31, 2016

2. Transactions with Affiliates

Management Agreement

From November 1, 2015 to May 29, 2016, the Trust and the Manager were parties to a Management Agreement that obligated the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. As compensation for performing the duties required under the Management Agreement, the Manager received from the Funds an annualized fee equal to 0.05% of the average daily net assets. Effective May 29, 2016, the Fund and the Manager entered into a management agreement that obligates the Manager to provide investment advisory, fund management, and administrative services to the Funds. As compensation for performing the duties under the Management Agreement, the Manager receives from the Funds an annualized fee at the following annual rates as a percentage of average daily net assets: 0.35% of the first $15 billion, 0.325% of the next $15 billion, and 0.30% over $30 billion. The Manager is one of the investment advisors of the Balanced and receives an annualized fee of 0.15% on the portion of assets managed by the Manager. The Funds also pay the unaffiliated investment advisors hired to direct investment activities of the Funds an annualized investment advisory fee based on a percentage of the Funds’ average daily assets. Management fees paid by the Funds during the year ended October 31, 2016 were as follows:

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
Balanced	0.50%	$2,280,243	$1,313,288	$966,955
Mid-Cap Value	0.80%	3,795,256	2,724,216	1,071,040

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Mid-Cap Value Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. This fee is included in “Management and investment advisory fees” on the Statements of Operations. During the year ended October 31, 2016, securities lending fees paid to the Manager were $4,958.

Administration Agreement

From November 1, 2015 to May 29, 2016, the Manager and the Trust were parties to an Administrative Agreement which obligated the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administrative Agreement, the Manager received an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, and C Classes of the Funds.

Distribution Plans

The Funds, except for the Advisor, A, and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, 0.50% of the average daily net assets of the Retirement Class, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether

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Notes to Financial Statements

October 31, 2016

the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor Class and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to the Trust’s Board of Trustees (the “Board”) approval, have agreed to reimburse the Manager for all or a portion of the servicing fees paid to these intermediaries for the Institutional Class. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediaries average net assets in the Institutional Class on an annual basis. For the year ended October 31, 2016, the sub-transfer agent fees, as reflected in “Transfer agent fees” in the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Balanced	$11,534
Mid-Cap Value	33,150

As of October 31, 2016, the Fund owes the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” in the Statement of Assets and Liabilities.

Fund	Reimbursement of Sub-Transfer Agent Fees
Balanced	$1,106
Mid-Cap Value	861

Investment in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Mid-Cap Value Fund in connection with Securities Lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2016, the Manager earned fees on the Funds direct and indirect investments in the USG Select Fund as shown below:

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Notes to Financial Statements

October 31, 2016

	Direct Investments in Select Fund	Securities Lending Collateral in USG Select Fund
Fund			Total
Balanced	$21,504	$—	$21,504
Mid-Cap Value	14,879	9,343	24,222

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating funds. During the year ended October 31, 2016, the Balanced Fund loaned on average $1,607,954 for 107 days at an average rate of 0.95% with interest charges earned of $4,424. This amount is included in “Interest income” on the Statement of Operations. During the year ended October 31, 2016, the Mid-Cap Value Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Classes’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the year ended October 31, 2016, there were no waived fees, expenses reimbursed, or recovered expenses.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker-dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2016, Foreside collected $15,672 and $1,308 for the Balanced and Mid-Cap Value Funds, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2016, there were no DCSC fees collected for the Class A Shares of the Balanced and Mid-Cap Value Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2016, CDSC fees of $16,196 and $671 were collected from the Class C Shares of the Balanced and Mid-Cap Value Funds, respectively.

Trustee Fees and Expenses

Effective July 1, 2016, as compensation for their service to the Trust and the American Beacon Select Funds, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board of Trustee meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The

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Notes to Financial Statements

October 31, 2016

chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities are normally valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-income securities are considered Level 2 as they are valued using observable inputs.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

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October 31, 2016

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

The Funds’ investments are summarized by level based on the inputs used to determine their values. As of October 31, 2016, the investments were classified as described below:

Balanced Fund(1)	Level 1	Level 2	Level 3	Total
Common Stock	$429,985,105	$—	$—	$429,985,105
Corporate Obligations	—	88,744,720	—	88,744,720
Asset-Backed Obligations	—	6,417,388	—	6,417,388
Commercial Mortgage-Backed Obligations	—	8,740,309	—	8,740,309
U.S. Agency Mortgage-Backed Obligations	—	43,706,362	—	43,706,362
U.S. Treasury Obligations	—	103,268,605	—	103,268,605
Municipal Obligations	—	2,284,075	—	2,284,075
Short-Term Investments - Money Market Funds	32,057,781	—	—	32,057,781

Total Investments in Securities	$462,042,886	$253,161,459	$—	$715,204,345

Financial Derivatives Instruments - Liabilities
Futures Contracts	$(271,225)	$—	$—	$(271,225)

Total Financial Derivative Instruments	$(271,225)	$—	$—	$(271,225)

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Notes to Financial Statements

October 31, 2016

Mid-Cap Value Fund(1)	Level 1	Level 2	Level 3	Total
Common Stock	$514,211,154	$—	$—	$514,211,154
Short-Term Investments—Money Market Funds	25,957,274	—	—	25,957,274
Securities Lending Collateral invested in Money Market Funds	5,645,650	—	—	5,645,650

Total Investments in Securities	$545,814,078	$—	$—	$545,814,078

Financial Derivatives Instruments—Liabilities
Futures Contracts	$(481,083)	$—	—	$(481,083)

Total Financial Derivatives Instruments	$(481,083)	$—	$—	$(481,083)

(1)	Refer to Schedule of Investments for Industry Information.

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. During the year ended October 31, 2016, there were no transfers between levels.

4. Securities and Other Investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Illiquid and Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may

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Notes to Financial Statements

October 31, 2016

involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Illiquid and restricted securities outstanding at the year ended October 31, 2016 are disclosed in the Notes to the Schedule of Investments.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or the sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear a proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Mortgage-Related and Other Asset-Backed Securities

The Balanced Fund may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

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Notes to Financial Statements

October 31, 2016

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

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Notes to Financial Statements

October 31, 2016

Asset-Backed Securities

ABS may include MBS, loans, receivables or other assets. The value of the Fund’s ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

5. Financial Derivative Instruments

The Balanced and Mid-Cap Value Funds may utilize derivative instruments to market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of

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Notes to Financial Statements

October 31, 2016

illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the year ended October 31, 2016, the Funds entered into future contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Number of Futures Contracts Outstanding
Fund	Year ended October 31, 2016
Balanced	249
Mid-Cap Value	163

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure(1):

Fair Values of financial derivative instruments not accounted for as hedging instruments as of October 31, 2016:

	Derivative		Mid-Cap Value
	Type	Balanced Fund	Fund
Statements of Assets and Liabilities
Payable for variation margin from open futures contracts (2)	Equity Contracts	$(271,225)	$(481,083)

The effect of financial derivative instruments not accounted for as hedging instruments during the year ended October 31, 2016:

	Derivative		Mid-Cap Value
	Type	Balanced Fund	Fund
Statements of Operations
Net realized gain (loss) from futures contracts	Equity Contracts	$2,239,111	$1,578,656
Change in net unrealized appreciation (depreciation) of futures contracts	Equity Contracts	(334,912)	(907,744)

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investment footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Funds’ income. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will fail

American Beacon FundsSM

Notes to Financial Statements

October 31, 2016

to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Funds’ investments may be illiquid and the Funds may not be able to vary the portfolio investments in response to changes in economic and other conditions. If the Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Funds’ investments in financial derivatives and other financial instruments expose the Funds to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed-income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed-income’s market price to interest rate (i.e. yield) movements.

If the Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Funds, or, in the case of hedging positions, that the Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed-income securities.

Credit and Counterparty Risk

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker

American Beacon FundsSM

Notes to Financial Statements

October 31, 2016

for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers for futures contracts” and “Payable to brokers for futures contracts”, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party is determined at the close of business of the Funds and additional required collateral is delivered to/pledged by the Funds on the next business day. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provides for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of October 31, 2016.

Balanced Fund

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2016:

Net Amounts of Liabilities
	Gross Amounts	Gross Amounts Offset in the	Presented in the
	of Recognized	Statements of Assets and	Statements of Assets
Description	Liabilities	Liabilities	and Liabilities
Futures Contracts (1)	$(271,225)	$—	$(271,225)

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty as of October 31, 2015:

Gross Amounts Not Offset in the
	Net amount of Assets	Statements of Assets and Liabilities
	Presented in the Statements of		Cash Collateral	Net
Counterparty	Assets and Liabilities	Financial Instruments	Received	Amount
Goldman Sachs & Co. (1)	$(271,225)	$—	$—	$(271,225)

American Beacon FundsSM

Notes to Financial Statements

October 31, 2016

Mid-Cap Value Fund

Offsetting of Financial Assets and Derivative Assets as of October 31, 2016:

		Gross Amounts	Net Amounts of Assets
		Offset in the	Presented in the
	Gross Amounts of	Statements of Assets	Statements of Assets
Description	Recognized Assets	and Liabilities	and Liabilities
Securities Lending	$5,505,771	$—	$5,505,771
Futures Contracts (1)	(481,083)	—	(481,083)

	$5,024,688	$—	$5,024,688

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of October 31, 2016:

		Gross Amounts Not Offset in the
	Net amount of Assets	Statements of Assets and Liabilities
	Presented in the Statements of		Cash Collateral	Net
Counterparty	Assets and Liabilities	Financial Instruments	Received(2)	Amount
Barclays Capital, Inc.	$305,730	$—	$(305,730)	$—
Goldman Sachs & Co.(1)	(481,083)	—	—	(481,083)
JP Morgan Clearing Corp.	1,455,611	—	(1,455,611)	—
MS Securities Services Inc.	1,528,650	—	(1,528,650)	—
UBS Securities, LLC	2,215,780	—	(2,215,780)	—

	$5,024,688	$—	$(5,505,771)	$(481,083)

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.
(2)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $5,645,650 has been received in connection with securities lending transactions

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2016 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid are as follows:

American Beacon FundsSM

Notes to Financial Statements

October 31, 2016

	Balanced Fund		Mid-Cap Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2016	2015	2016	2015
Distributions paid from:
Ordinary income*
Institutional ClassA	$8,264,594	$1,579,207	$5,546,242	$2,270,070
Y Class	405,490	770,502	1,490,422	388,972
Investor Class	1,969,152	3,014,396	5,830,974	2,836,020
Advisor Class	133,099	230,471	110,271	93,165
A Class	377,279	525,347	278,524	169,406
C Class	334,834	500,857	76,687	27,766
AMR Class	—	14,875,332	—	1,618,097
Long-term capital gains
Institutional ClassA	21,375,622	3,177,449	9,918,865	4,880,586
Y Class	1,575,829	1,720,312	2,719,017	828,601
Investor Class	7,756,202	7,413,520	11,678,403	6,332,017
Advisor Class	605,990	628,260	276,050	233,890
A Class	1,370,814	1,183,013	639,255	479,247
C Class	2,334,178	1,607,671	257,621	136,915
AMR Class	—	30,035,412	—	2,978,679

Total distributions paid	$46,503,083	$67,261,749	$38,822,331	$23,273,431

*	For tax purposes, short-term gains are considered ordinary income distributions.
A	Includes AMR Class distributions for the Balanced Fund (Note 1).

As of October 31, 2016, the components of distributable earnings (deficits) on a tax basis were as follows:

		Mid-Cap Value
	Balanced Fund	Fund
Cost basis of investments for federal income tax purposes	$676,793,264	$529,867,769
Unrealized appreciation	71,047,746	53,997,828
Unrealized depreciation	(32,636,665)	(38,051,518)

Net unrealized appreciation (depreciation)	38,411,081	15,946,310
Undistributed ordinary income	5,854,487	5,981,838
Accumulated capital gains (losses)	(5,984,203)	(18,814,520)
Other temporary differences	(270,994)	(481,279)

Distributable earnings (deficits)	$38,010,371	$2,632,349

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains or (losses) on certain derivative instruments, reclassifications of income from real estate investment securities and publicly traded partnerships, and book amortization of premiums.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from book amortization of premium, foreign currency reclasses, pay down reclasses, Section 732 basis adjustments, reclassifications of income from real estate investment securities and publicly traded partnerships, and reclassifications of dividends as of October 31, 2016.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2016

		Mid-Cap Value
	Balanced Fund	Fund
Paid-in-capital	$232	$(95)
Undistributed net investment income	707,992	(352,653)
Accumulated net realized gain (loss)	(708,224)	352,749
Unrealized appreciation or (depreciation) of investments and futures contracts	—	(1)

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

For the year ended October 31, 2016, the Funds’ had the following post RIC MOD capital loss carryforwards:

	Short-Term Capital Loss	Long-Term Capital Loss
Fund	Carryforwards	Carryforwards
Balanced	$2,065,884	$4,189,544
Mid-Cap Value	8,005,273	11,290,330

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2016 were as follows:

		Mid-Cap Value
	Balanced Fund	Fund
Purchases (excluding U.S. government securities)	$100,807,856	$158,457,479
Sales and maturities (excluding U.S. government securities)	169,664,208	285,161,700
Purchases of U.S. government securities	129,372,795	—
Sales and maturities of U.S. government securities	122,460,635	—

A summary of the Funds’ transactions in the USG Select Fund for the year ended October 31, 2016 are as follows:

	Type of	October 31, 2015			October 31, 2016
Fund	Transaction	Share/Fair Value	Purchases	Sales	Share/Fair Value	Dividend Income
Balanced	Direct	$—	$255,996,384	$223,938,603	$32,057,781	$62,143
Mid-Cap Value	Direct	—	198,961,765	173,004,491	25,957,274	42,633
Mid-Cap Value	Securities Lending	10,587,340	145,207,688	151,691,747	4,103,281	n/a

9. Securities Lending

The Mid-Cap Value Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked tomarket daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral

American Beacon FundsSM

Notes to Financial Statements

October 31, 2016

proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retain 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2016, the value of outstanding securities on loan and the value of collateral was as follows:

Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
$5,505,771	$—	$5,645,650

Cash collateral is listed on the Mid-Cap Value Fund’s Schedule of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments, is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statements of Assets and Liabilities.

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended October 31,
	2016A		2015
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	27,615,173	$413,275,370	2,986,775	$48,745,887
Reinvestment of dividends	2,110,281	29,609,682	291,829	4,724,882
Shares redeemed	(26,882,903)	(378,720,594)	(1,431,597)	(23,116,816)

Net increase in shares outstanding	2,842,551	$64,164,458	1,847,007	$30,353,953

American Beacon FundsSM

Notes to Financial Statements

October 31, 2016

	Y Class
	Year Ended October 31,
	2016		2015
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	1,011,636	$15,071,547	1,308,195	$21,587,946
Reinvestment of dividends	126,508	1,861,848	146,023	2,375,466
Shares redeemed	(1,725,794)	(25,396,659)	(1,127,174)	(18,305,963)

Net increase (decrease) in shares outstanding	(587,650)	$(8,463,264)	327,045	$5,657,449

	Investor Class
	Year Ended October 31,
	2016		2015
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	1,350,859	$18,123,424	4,196,574	$62,493,388
Reinvestment of dividends	720,937	9,524,234	689,746	10,149,130
Shares redeemed	(3,685,502)	(49,146,541)	(4,822,173)	(71,369,071)

Net increase (decrease) in shares outstanding	(1,613,706)	$(21,498,883)	64,147	$1,273,447

	Advisor Class
	Year Ended October 31,
	2016		2015
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	133,774	$1,850,033	231,703	$3,609,915
Reinvestment of dividends	53,093	739,089	55,502	858,519
Shares redeemed	(352,921)	(4,929,490)	(304,979)	(4,681,426)

Net (decrease) in shares outstanding	(166,054)	$(2,340,368)	(17,774)	$(212,992)

	A Class
	Year Ended October 31,
	2016		2015
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	482,815	$6,411,237	1,136,985	$16,867,058
Reinvestment of dividends	125,899	1,660,888	108,335	1,592,019
Shares redeemed	(826,982)	(11,295,620)	(881,788)	(12,823,461)

Net increase (decrease) in shares outstanding	(218,268)	$(3,223,495)	363,532	$5,635,616

	C Class
	Year Ended October 31,
	2016		2015
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	513,284	$6,943,323	1,432,453	$21,546,131
Reinvestment of dividends	186,044	2,476,409	124,475	1,852,727
Shares redeemed	(909,921)	(12,252,401)	(464,654)	(6,892,256)

Net increase (decrease) in shares outstanding	(210,593)	$(2,832,669)	1,092,274	$16,506,602

	AMR Class
	Year Ended October 31,
	2016A		2015
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	$—	$—	4,030,020	$61,772,705
Reinvestment of dividends	—	—	2,951,408	44,910,745
Shares redeemed	—	—	(27,432,772)	(409,126,549)

Net (decrease) in shares outstanding	—	$—	(20,451,344)	$(302,443,099)

A	Includes AMR Class Transactions of the Balanced Fund (Note 1).

	Institutional Class
	Year Ended October 31,
	2016		2015
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	4,825,944	$64,259,175	8,219,667	$122,878,242
Redemption Fees	—	—	—	11,931
Reinvestment of dividends	1,149,977	15,064,696	476,482	6,980,461
Shares redeemed	(9,719,197)	(132,906,070)	(4,139,346)	(61,220,656)

Net increase (decrease) in shares outstanding	(3,743,276)	$(53,582,199)	4,556,803	$68,649,978

American Beacon FundsSM

Notes to Financial Statements

October 31, 2016

	Y Class
	Year Ended October 31,
	2016		2015
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	1,694,856	$21,909,728	3,400,390	$50,233,018
Redemption Fees	—	—	—	2,396
Reinvestment of dividends	323,352	4,203,575	81,809	1,190,328
Shares redeemed	(1,882,894)	(24,911,078)	(778,556)	(11,516,512)

Net increase in shares outstanding	135,314	$1,202,225	2,703,643	$39,909,230

	Investor Class
	Year Ended October 31,
	2016		2015
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	3,990,292	$53,655,559	7,287,808	$109,453,268
Redemption Fees	—	—	—	14,496
Reinvestment of dividends	1,320,670	17,472,464	619,058	9,155,869
Shares redeemed	(8,788,846)	(117,484,842)	(3,764,382)	(56,035,133)

Net increase (decrease) in shares outstanding	(3,477,884)	$(46,356,819)	4,142,484	$62,588,500

	Advisor Class
	Year Ended October 31,
	2016		2015
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	152,769	$1,990,312	278,371	$3,989,149
Redemption Fees	—	—	—	433
Reinvestment of dividends	30,087	386,321	22,769	326,962
Shares redeemed	(167,622)	(2,196,069)	(327,035)	(4,785,894)

Net increase (decrease) in shares outstanding	15,234	$180,564	(25,895)	$(469,350)

	A Class
	Year Ended October 31,
	2016		2015
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	798,185	$9,613,064	424,744	$6,178,681
Redemption Fees	—	—	—	1,023
Reinvestment of dividends	69,638	893,451	42,343	607,617
Shares redeemed	(595,507)	(7,792,695)	(587,609)	(8,411,100)

Net increase (decrease) in shares outstanding	272,316	$2,713,820	(120,522)	$(1,623,779)

	C Class
	Year Ended October 31,
	2016		2015
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	78,375	$1,022,759	140,217	$1,986,357
Redemption Fees	—	—	—	296
Reinvestment of dividends	26,027	325,334	10,753	150,862
Shares redeemed	(99,482)	(1,268,556)	(63,475)	(884,228)

Net increase in shares outstanding	4,920	$79,537	87,495	$1,253,287

	AMR Class
	Year Ended October 31,
	2016		2015
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	936	$13,774	1,370,087	$20,402,103
Redemption Fees	—	—	—	6,511
Reinvestment of dividends	—	—	313,345	4,596,776
Shares redeemed	(85,963)	(1,270,532)	(9,863,389)	(144,848,224)

Net (decrease) in shares outstanding	(85,027)	$(1,256,758)	(8,179,957)	$(119,842,834)

11. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial

American Beacon FundsSM

Notes to Financial Statements

October 31, 2016

statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class B
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.79	$16.79	$16.31	$14.27	$12.89

Income from investment operations:
Net investment income	0.27	0.32	0.38	0.30	0.32
Net gains (losses) from investments (both realized and unrealized)	0.20	(0.32)	1.35	2.35	1.38

Total income from investment operations	0.47	0.00	1.73	2.65	1.70

Less distributions:
Dividends from net investment income	(0.25)	(0.22)	(0.42)	(0.30)	(0.32)
Distributions from net realized gains	(0.75)	(0.78)	(0.83)	(0.31)	—

Total distributions	(1.00)	(1.00)	(1.25)	(0.61)	(0.32)

Net asset value, end of period	$15.26	$15.79	$16.79	$16.31	$14.27

Total return A	3.30%	(0.07)%	11.15%	19.04%	13.23%

Ratios and supplemental data:
Net assets, end of period	$485,231,068	$99,173,943	$74,422,347	$60,916,035	$40,938,021
Ratios to average net assets:
Expenses, before reimbursements	0.62%	0.58%	0.58%	0.60%	0.59%
Expenses, net of reimbursements	0.62%	0.58%	0.58%	0.60%	0.59%
Net investment income, before reimbursements	1.90%	1.83%	2.24%	1.86%	2.27%
Net investment income, net of reimbursements	1.90%	1.83%	2.24%	1.86%	2.27%
Portfolio turnover rate	16%	62%	34%	56%	58%

	Y Class
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.84	$16.83	$16.37	$14.32	$12.93

Income from investment operations:
Net investment income	0.30	0.30	0.40	0.39	0.17
Net gains (losses) from investments (both realized and unrealized)	0.13	(0.30)	1.31	2.26	1.51

Total income from investment operations	0.43	0.00	1.71	2.65	1.68

Less distributions:
Dividends from net investment income	(0.22)	(0.21)	(0.42)	(0.29)	(0.29)
Distributions from net realized gains	(0.75)	(0.78)	(0.83)	(0.31)	—

Total distributions	(0.97)	(0.99)	(1.25)	(0.60)	(0.29)

Net asset value, end of period	$15.30	$15.84	$16.83	$16.37	$14.32

Total return A	3.06%	(0.07)%	10.98%	18.97%	13.04%

Ratios and supplemental data:
Net assets, end of period	$28,843,268	$39,151,318	$36,113,608	$7,262,894	$2,482,039
Ratios to average net assets:
Expenses, before reimbursements	0.72%	0.66%	0.67%	0.68%	0.69%
Expenses, net of reimbursements	0.72%	0.66%	0.68%	0.70%	0.69%
Net investment income, before reimbursements	1.95%	1.75%	2.01%	1.71%	2.08%
Net investment income, net of reimbursements	1.95%	1.75%	2.01%	1.69%	2.08%
Portfolio turnover rate	16%	62%	34%	56%	58%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class.

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.30	$15.31	$14.98	$13.16	$11.93

Income from investment operations:
Net investment income	0.18	0.22	0.42	0.26	0.23
Net gains (losses) from investments (both realized and unrealized)	0.18	(0.26)	1.11	2.13	1.30

Total income (loss) from investment operations	0.36	(0.04)	1.53	2.39	1.53

Less distributions:
Dividends from net investment income	(0.20)	(0.19)	(0.37)	(0.26)	(0.30)
Distributions from net realized gains	(0.75)	(0.78)	(0.83)	(0.31)	—

Total distributions	(0.95)	(0.97)	(1.20)	(0.57)	(0.30)

Net asset value, end of period	$13.71	$14.30	$15.31	$14.98	$13.16

Total return A	2.85%	(0.35)%	10.75%	18.65%	12.86%

Ratios and supplemental data:
Net assets, end of period	$127,235,433	$155,757,561	$165,808,020	$109,336,889	$89,271,812
Ratios to average net assets:
Expenses, before reimbursements	0.95%	0.91%	0.92%	0.92%	0.92%
Expenses, net of reimbursements	0.95%	0.91%	0.92%	0.92%	0.92%
Net investment income, before reimbursements	1.72%	1.51%	1.84%	1.62%	1.95%
Net investment income, net of reimbursements	1.72%	1.51%	1.84%	1.62%	1.95%
Portfolio turnover rate	16%	62%	34%	56%	58%

	Advisor Class
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.02	$16.04	$15.65	$13.73	$12.36

Income from investment operations:
Net investment income (loss)	0.24	0.22	0.18	(0.12)	0.42
Net gains (losses) from investments (both realized and unrealized)	0.12	(0.29)	1.39	2.60	1.14

Total income (loss) from investment operations	0.36	(0.07)	1.57	2.48	1.56

Less distributions:
Dividends from net investment income	(0.17)	(0.17)	(0.35)	(0.25)	(0.19)
Distributions from net realized gains	(0.75)	(0.78)	(0.83)	(0.31)	—

Total distributions	(0.92)	(0.95)	(1.18)	(0.56)	(0.19)

Net asset value, end of period	$14.46	$15.02	$16.04	$15.65	$13.73

Total return A	2.71%	(0.58)%	10.58%	18.52%	12.62%

Ratios and supplemental data:
Net assets, end of period	$10,603,004	$13,510,138	$14,705,747	$6,352,890	$2,506,831
Ratios to average net assets:
Expenses, before reimbursements	1.12%	1.06%	1.07%	1.07%	1.09%
Expenses, net of reimbursements	1.12%	1.06%	1.07%	1.07%	1.09%
Net investment income, before reimbursements	1.55%	1.35%	1.75%	1.32%	1.82%
Net investment income, net of reimbursements	1.55%	1.35%	1.75%	1.32%	1.82%
Portfolio turnover rate	16%	62%	34%	56%	58%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.27	$15.29	$14.97	$13.16	$12.06

Income from investment operations:
Net investment income	0.21	0.23	0.33	0.22	0.33
Net gains (losses) from investments (both realized and unrealized)	0.15	(0.29)	1.18	2.14	1.17

Total income (loss) from investment operations	0.36	(0.06)	1.51	2.36	1.50

Less distributions:
Dividends from net investment income	(0.19)	(0.18)	(0.36)	(0.24)	(0.40)
Distributions from net realized gains	(0.75)	(0.78)	(0.83)	(0.31)	—

Total distributions	(0.94)	(0.96)	(1.19)	(0.55)	(0.40)

Net asset value, end of period	$13.69	$14.27	$15.29	$14.97	$13.16

Total return A	2.84%	(0.48)%	10.67%	18.45%	12.65%

Ratios and supplemental data:
Net assets, end of period	$24,892,096	$29,074,120	$25,578,944	$6,284,539	$3,126,922
Ratios to average net assets:
Expenses, before reimbursements	1.02%	0.97%	1.02%	1.10%	1.13%
Expenses, net of reimbursements	1.02%	0.97%	1.04%	1.10%	1.09%
Net investment income, before reimbursements	1.64%	1.44%	1.68%	1.31%	1.62%
Net investment income, net of reimbursements	1.64%	1.44%	1.67%	1.30%	1.66%
Portfolio turnover rate	16%	62%	34%	56%	58%

	C Class
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.43	$15.47	$15.13	$13.33	$12.13

Income from investment operations:
Net investment income	0.12	0.14	0.21	0.17	0.15
Net gains (losses) from investments (both realized and unrealized)	0.13	(0.29)	1.20	2.11	1.29

Total income (loss) from investment operations	0.25	(0.15)	1.41	2.28	1.44

Less distributions:
Dividends from net investment income	(0.10)	(0.11)	(0.24)	(0.17)	(0.24)
Distributions from net realized gains	(0.75)	(0.78)	(0.83)	(0.31)	—

Total distributions	(0.85)	(0.89)	(1.07)	(0.48)	(0.24)

Net asset value, end of period	$13.83	$14.43	$15.47	$15.13	$13.33

Total return A	2.03%	(1.14)%	9.80%	17.50%	11.86%

Ratios and supplemental data:
Net assets, end of period	$40,827,570	$45,641,648	$32,045,404	$11,573,900	$3,578,962
Ratios to average net assets:
Expenses, before reimbursements	1.77%	1.72%	1.78%	1.84%	1.85%
Expenses, net of reimbursements	1.77%	1.72%	1.79%	1.85%	1.83%
Net investment income, before reimbursements	0.89%	0.69%	0.94%	0.51%	0.88%
Net investment income, net of reimbursements	0.89%	0.69%	0.93%	0.50%	0.90%
Portfolio turnover rate	16%	62%	34%	56%	58%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31,
	2016	2015C		2014		2013		2012
Net asset value, beginning of period	$14.62	$14.76		$14.33		$10.95		$9.73

Income from investment operations:
Net investment income	0.26	0.16		0.12		0.13		0.14
Net gains from investments (both realized and unrealized)	0.03	0.25		1.27		3.93		1.21

Total income from investment operations	0.29	0.41		1.39		4.06		1.35

Less distributions:
Dividends from net investment income	(0.17)	(0.10)		(0.11)		(0.20)		(0.13)
Distributions from net realized gains	(0.71)	(0.45)		(0.85)		(0.48)		—

Total distributions	(0.88)	(0.55)		(0.96)		(0.68)		(0.13)

Redemption fees added to beneficial interests	—	—	A	—	A	—	A	—	A

Net asset value, end of period	$14.03	$14.62		$14.76		$14.33		$10.95

Total return B	2.39%	2.73%		10.20%		39.18%		14.07%

Ratios and supplemental data:
Net assets, end of period	$195,472,135	$258,503,278		$193,634,639		$72,206,907		$34,207,844
Ratios to average net assets:
Expenses, before reimbursements	0.89%	0.85%		0.89%		0.99%		1.06%
Expenses, net of reimbursements	0.89%	0.85%		0.93%		0.98%		0.98%
Net investment income, before reimbursements	1.65%	1.10%		0.92%		1.05%		1.17%
Net investment income, net of reimbursements	1.65%	1.10%		0.88%		1.06%		1.25%
Portfolio turnover rate	27%	79%		24%		48%		87%

	Y Class
	Year Ended October 31,
	2016	2015 C		2014		2013		2012
Net asset value, beginning of period	$14.52	$14.66		$14.25		$10.92		$9.72

Income from investment operations:
Net investment income	0.23	0.15		0.18		0.17		0.13
Net gains from investments (both realized and unrealized)	0.05	0.26		1.19		3.86		1.21

Total income from investment operations	0.28	0.41		1.37		4.03		1.34

Less distributions:
Dividends from net investment income	(0.17)	(0.10)		(0.11)		(0.22)		(0.14)
Distributions from net realized gains	(0.71)	(0.45)		(0.85)		(0.48)		—

Total distributions	(0.88)	(0.55)		(0.96)		(0.70)		(0.14)

Redemption fees added to beneficial interests	—	—	A	—	A	—	A	—	A

Net asset value, end of period	$13.92	$14.52		$14.66		$14.25		$10.92

Total return B	2.29%	2.76%		10.15%		38.99%		13.97%

Ratios and supplemental data:
Net assets, end of period	$68,994,531	$70,009,288		$31,074,584		$2,813,712		$516,032
Ratios to average net assets:
Expenses, before reimbursements	0.96%	0.94%		0.98%		1.11%		1.28%
Expenses, net of reimbursements	0.96%	0.94%		0.98%		1.08%		1.06%
Net investment income, before reimbursements	1.59%	1.02%		0.80%		0.79%		0.82%
Net investment income, net of reimbursements	1.59%	1.02%		0.80%		0.82%		1.03%
Portfolio turnover rate	27%	79%		24%		48%		87%

A	Amounts represent less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2016	2015C		2014		2013		2012
Net asset value, beginning of period	$14.73	$14.89		$14.47		$10.98		$9.71

Income from investment operations:
Net investment income	0.21	0.13		0.16		0.23		0.34
Net gains from investments (both realized and unrealized)	0.05	0.25		1.21		3.83		1.00

Total income from investment operations	0.26	0.38		1.37		4.06		1.34

Less distributions:
Dividends from net investment income	(0.14)	(0.09)		(0.10)		(0.09)		(0.07)
Distributions from net realized gains	(0.71)	(0.45)		(0.85)		(0.48)		—

Total distributions	(0.85)	(0.54)		(0.95)		(0.57)		(0.07)

Redemption fees added to beneficial interests	—	—	A	—	A	—	A	—	A

Net asset value, end of period	$14.14	$14.73		$14.89		$14.47		$10.98

Total return B	2.12%	2.52%		9.99%		38.69%		13.84%

Ratios and supplemental data:
Net assets, end of period	$243,421,035	$304,799,582		$246,404,670		$17,871,568		$4,156,858
Ratios to average net assets:
Expenses, before reimbursements	1.12%	1.09%		1.13%		1.25%		1.44%
Expenses, net of reimbursements	1.12%	1.09%		1.14%		1.23%		1.23%
Net investment income, before reimbursements	1.44%	0.87%		0.61%		0.68%		0.75%
Net investment income, net of reimbursements	1.44%	0.87%		0.60%		0.70%		0.96%
Portfolio turnover rate	27%	79%		24%		48%		87%

	Advisor Class
	Year Ended October 31,
	2016	2015C		2014		2013		2012
Net asset value, beginning of period	$14.27	$14.46		$14.07		$10.81		$9.56

Income from investment operations:
Net investment income	0.16	0.08		0.11		0.11		0.05
Net gains from investments (both realized and unrealized)	0.05	0.25		1.17		3.83		1.23

Total income from investment operations	0.21	0.33		1.28		3.94		1.28

Less distributions:
Dividends from net investment income	(0.08)	(0.07)		(0.04)		(0.20)		(0.03)
Distributions from net realized gains	(0.71)	(0.45)		(0.85)		(0.48)		—

Total distributions	(0.79)	(0.52)		(0.89)		(0.68)		(0.03)

Redemption fees added to beneficial interests	—	—	A	—	A	—	A	—	A

Net asset value, end of period	$13.69	$14.27		$14.46		$14.07		$10.81

Total return B	1.82%	2.25%		9.58%		38.43%		13.44%

Ratios and supplemental data:
Net assets, end of period	$6,622,356	$6,684,131		$7,149,083		$727,587		$464,851
Ratios to average net assets:
Expenses, before reimbursements	1.40%	1.37%		1.40%		1.61%		1.99%
Expenses, net of reimbursements	1.40%	1.37%		1.46%		1.49%		1.48%
Net investment income, before reimbursements	1.16%	0.58%		0.35%		0.46%		0.10%
Net investment income, net of reimbursements	1.16%	0.58%		0.30%		0.58%		0.61%
Portfolio turnover rate	27%	79%		24%		48%		87%

A	Amounts represent less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2016	2015C		2014		2013		2012
Net asset value, beginning of period	$14.28	$14.43		$14.09		$10.82		$9.61

Income from investment operations:
Net investment income	0.18	0.11		0.13		0.14		0.09
Net gains from investments (both realized and unrealized)	0.05	0.25		1.16		3.80		1.20

Total income from investment operations	0.23	0.36		1.29		3.94		1.29

Less distributions:
Dividends from net investment income	(0.10)	(0.06)		(0.10)		(0.19)		(0.08)
Distributions from net realized gains	(0.71)	(0.45)		(0.85)		(0.48)		—

Total distributions	(0.81)	(0.51)		(0.95)		(0.67)		(0.08)

Redemption fees added to beneficial interests	—	—	A	—	A	—	A	—	A

Net asset value, end of period	$13.70	$14.28		$14.43		$14.09		$10.82

Total return B	1.98%	2.35%		9.68%		38.39%		13.56%

Ratios and supplemental data:
Net assets, end of period	$19,486,655	$16,422,504		$18,345,497		$1,666,696		$263,939
Ratios to average net assets:
Expenses, before reimbursements	1.26%	1.25%		1.33%		1.48%		1.61%
Expenses, net of reimbursements	1.26%	1.25%		1.33%		1.49%		1.49%
Net investment income, before reimbursements	1.30%	0.71%		0.42%		0.44%		0.56%
Net investment income, net of reimbursements	1.30%	0.71%		0.42%		0.43%		0.68%
Portfolio turnover rate	27%	79%		24%		48%		87%

	C Class
	Year Ended October 31,
	2016	2015C		2014		2013		2012
Net asset value, beginning of period	$13.87	$14.08		$13.81		$10.70		$9.56

Income from investment operations:
Net investment income	0.07	0.01		0.08		0.11		0.06
Net gains from investments (both realized and unrealized)	0.06	0.23		1.09		3.67		1.15

Total income from investment operations	0.13	0.24		1.17		3.78		1.21

Less distributions:
Dividends from net investment income	(0.03)	—		(0.05)		(0.19)		(0.07)
Distributions from net realized gains	(0.71)	(0.45)		(0.85)		(0.48)		—

Total distributions	(0.74)	(0.45)		(0.90)		(0.67)		(0.07)

Redemption fees added to beneficial interests	—	—	A	—	A	—	A	—	A

Net asset value, end of period	$13.26	$13.87		$14.08		$13.81		$10.70

Total return B	1.19%	1.57%		8.88%		37.32%		12.75%

Ratios and supplemental data:
Net assets, end of period	$6,030,130	$6,238,827		$5,104,394		$904,692		$253,849
Ratios to average net assets:
Expenses, before reimbursements	2.04%	2.01%		2.12%		2.25%		2.46%
Expenses, net of reimbursements	2.04%	2.01%		2.13%		2.24%		2.22%
Net investment income (loss), before reimbursements	0.53%	(0.05)%		(0.33)%		(0.27)%		(0.40)%
Net investment income (loss), net of reimbursements	0.53%	(0.05)%		(0.34)%		(0.26)%		(0.15)%
Portfolio turnover rate	27%	79%		24%		48%		87%

A	Amounts represent less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.

American Beacon FundsSM

Federal Tax Information

October 31, 2016 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended October 31, 2016. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2016.

The Funds designated the following items with regard to distributions paid during the year ended October 31, 2016. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Balanced Fund	Mid-Cap Value Fund
Corporate Dividends Received Deduction	43.42%	77.45%
Qualified Dividend Income	70.62%	100.00%

The Balanced Fund designated $35,018,635 as long-term capital gains distributions and $246,277 as short-term capital gain distributions for the year ended October 31, 2016.

The Mid-Cap Value Fund designated $25,489,211 as long-term capital gains distributions and $6,411,424 as short-term capital gain distributions for the year ended October 31, 2016.

Shareholders will receive notification in January 2017 of the applicable tax information necessary to prepare their 2016 income tax returns.

Disclosure Regarding Approval of the Management Agreement and

Investment Advisory Agreements (Unaudited)

Renewal and Approval of the Management Agreements and Investment Advisory Agreements of the Funds in June 2016

At in-person meetings held on May 17, 2016 and June 8, 2016 (collectively, the “Meetings”), the Board considered and then, at its June 8th meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (the “Trust”), on behalf of American Beacon Balanced Fund (“Balanced Fund”) and the American Beacon Mid-Cap Value Fund (“Mid-Cap Fund”) (collectively, the “Funds”);

(2) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the Balanced Fund, and Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”) and Hotchkis and Wiley Capital Management, LLC (“Hotchkis”); and

(3) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the Mid-Cap Fund, and Barrow, Pzena Investment Management, LLC (“Pzena”) and WEDGE Capital Management, LLP (“WEDGE”);

Each of the Investment Advisory Agreements are hereinafter referred to as the “Investment Advisory Agreement,” and Barrow, Brandywine, Hotchkis, Pzena and WEDGE are hereinafter each referred to as a “subadvisor.” The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. The Board noted that as a result of the acquisition of Lipper, Inc. (“Lipper”) by Broadridge, Lipper expense and performance information was provided by Broadridge. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Broadridge and Morningstar, and to the performance of any similar accounts managed by the firm;

•	comparisons of each Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds, including peer group averages and fee and expense analyses provided by Broadridge and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	information regarding the securities lending, cash management, administrative and accounting-related services that the Manager provides to certain Funds and the fees that the Manager receives for such services; and

•	information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary

Disclosure Regarding Approval of the Management Agreement and

Investment Advisory Agreements (Unaudited)

responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, disaster recovery plans, insurance coverage, material pending litigation, code of ethics, compliance matters, trading activities, and actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that prior to May 29, 2016, the Manager provided management and administrative services to the Funds pursuant to separate agreements. The Board noted, in this regard, that many mutual funds have separate contracts governing both types of services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, both gross and net of any waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of those firms based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund with more than one class of shares, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, in most cases, was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Management Agreement and Investment Advisory Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and Each Investment Advisory Agreement

In determining whether to renew the Agreements on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s active role in

Disclosure Regarding Approval of the Management Agreement and

Investment Advisory Agreements (Unaudited)

monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Agreements for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and benchmark index(es), as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent peer selection methodology to select all Lipper performance groups and universes. The Board also considered that the performance groups and universes selected by Broadridge may not provide appropriate comparisons for certain Funds. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds.

In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with each Fund being profitable for the Manager. The Board noted that the Manager did not manage other accounts in the same strategy as the Mid-Cap Fund. With respect to the Balanced Fund, the Board noted that the fee rates paid by other clients of the Manager are lower than the fee rate paid by the Balanced Fund, and considered the Manager’s representation that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Balanced Fund.

The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of the Mid-Cap Fund. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Balanced Fund, the Board considered that, with respect to Barrow, Brandywine and Hotchkis, the Manager has negotiated the lowest fee rate a subadvisor charges for any comparable client accounts. In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Mid-Cap Fund, the Board considered that, with respect to Barrow, Pzena and WEDGE, the Manager has negotiated the lowest fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Disclosure Regarding Approval of the Management Agreement and

Investment Advisory Agreements (Unaudited)

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rates for each subadvisor. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, Barrow, Brandywine, and Hotchkis have agreed to take into account assets of American Airlines Group and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Mid-Cap Fund. The Board also considered the Manager’s representation that the Balanced Fund benefits from economies of scale because comparably low fee rate levels are reflected in the current fee rates the Manager charges. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that certain subadvisors benefit from soft dollar arrangements for third party and/or proprietary research.

In addition, the Manager noted that the Funds also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain subadvisors reimburse the Manager for certain costs relating to distribution activities for the Funds, as well as representations by all such subadvisors that they would not reduce their fee rates in lieu of providing such reimbursements. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper performance universe and Lipper performance group, with the 1st Quintile representing the top twenty percent of the universe or group based on performance and the 5th Quintile representing the bottom twenty percent of the universe or group based on performance. References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Broadridge. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Broadridge. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, if available, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Lipper expense universe and Lipper expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total

Disclosure Regarding Approval of the Management Agreement and

Investment Advisory Agreements (Unaudited)

expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered a Fund’s Morningstar fee level category. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon Balanced Fund

In considering the renewal of the Management Agreement for the Balanced Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2016)

Compared to Lipper Performance Universe	2nd Quintile
Compared to Lipper Performance Group	3rd Quintile

The Trustees also considered: (1) the Manager’s representation that a comparison of its performance relative to the Manager’s benchmark index rather than its Lipper performance universe may be more appropriate because the Manager only manages an investment grade fixed income portion of the Fund; and (2) the Manager outperformed its applicable benchmark index for the five-year period ended March 31, 2016.

In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine and Hotchkis, the Trustees considered the following additional factors:

Subadvisor Performance (compared to Lipper Performance Universe for period indicated, ended March 31, 2016)

Barrow	5 years	1st Quintile
Brandywine	5 years	2nd Quintile
Hotchkis*	5 years	2nd Quintile

*	Hotchkis equity only return compared to the Lipper large cap value performance universe

The Trustees also considered: (1) information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor’s allocation portion of the Fund; and (2) the Manager’s recommendation to continue to retain each subadvisor, based upon, among other factors, the relative performance impact of the investment restrictions the Manager places on the subadvisors.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Mid-Cap Value Fund

Disclosure Regarding Approval of the Management Agreement and

Investment Advisory Agreements (Unaudited)

In considering the renewal of the Management Agreement for the Mid-Cap Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	3rd Quintile
Compared to Lipper Expense Group	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Below Average Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2016)

Compared to Lipper Performance Universe	2nd Quintile
Compared to Lipper Performance Group	3rd Quintile

In considering the renewal of the Investment Advisory Agreements with Barrow, Pzena and WEDGE, the Trustees considered the following additional factors:

Subadvisor Performance (compared to Lipper Performance Universe for period indicated, ended March 31, 2016)

Barrow	5 years	2nd Quintile
Pzena	5 years	1st Quintile
WEDGE*	1 year	Not Available

*	Because WEDGE does not yet have a 1-year, 3-year, or 5-year performance record, the Trustees did not consider WEDGE’s prior performance with respect to the Fund.

The Trustees also considered: (1) information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor’s allocated portion of the Fund; and (2) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-six seven funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES

Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (79)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term

Lifetime of Trust until removel resignation or retirement*

Gilbert G. Alvarado (46)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Josephe B. Armes (54)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (58)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003- 2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Brenda A. Cline (55)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (62)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008- 2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
TRUSTEES (CONT.)	Term

M. Dunning (74)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard M. Massman (73)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004- 2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (53)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005- Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (70) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001- 2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

OFFICERS

Gene. L. Needles, Jr. (61)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Astro AB Borrower, Inc. (2015-Present); President, CEO and Director, Astro AB Acquisition, Inc. (2015-Present); President, CEO and Director, Astro AB Topco, Inc. (2015-Present), President, CEO and Director, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (57)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Astro AB Acquisition, Inc. (2015- Present); Secretary, Astro AB Topco, Inc. (2015-Present); Secretary, Astro AB Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008- 2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (56)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Paul B. Cavazos (47)	VP since 2016	Chief Investment Officer and Vice President, Asset Management, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016);

Erica Duncan (46)	VP since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term

Melinda G. Heika (55)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Astro AB Acquisition, Inc. (2015-Present); Treasurer, Astro AB Topco, Inc. (2015-Present); Treasurer, Astro AB Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

One Year

Terri L. McKinney (52)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (41)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Astro AB Borrower, Inc. (2015-Present); Senior Vice President and Director, Astro AB Acquisition, Inc. (2015-Present); Senior Vice President and Director, Astro AB Topco, Inc. (2015-Present), Senior Vice President and Director, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (53)	VP since 2011	Chief Fixed Income Officer (2016–Present), Vice President, Fixed Income Investments (2011-2016) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (45)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (59)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Astro AB Acquisition, Inc.(2015-Present); Asst. Treasurer, Astro AB Topco, Inc. (2015-Present); Asst. Treasurer, Astro AB Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Shelley D. Abrahams (41)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present)

Rebecca L. Harris (49)	Assistant Secretary since 2011	Assistant Secretary, American Beacon Advisors, Inc. (2011-Present)

Diana N. Lai (40)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present)

Teresa A. Oxford (58)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present)

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust’s sub-advisors.

American Beacon FundsSM

Privacy Policy

October 31, 2016 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Delivery of Documents

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shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone:	By Mail:
Institutional, Y, Investor, and Advisor Classes	American Beacon Funds
Call (800) 658-5811	P.O. Box 219643
Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www. sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus of Summary Prospectus.

American Beacon Funds, American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/16

American Beacon®
FUNDS

2016 ANNUAL REPORT

OCTOBER 31, 2016

GARCIA HAMILTON QUALITY BOND FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

GARCIA HAMILTON QUALITY BOND FUND RISKS

The use of fixed-income securities entails interest rate and credit risks. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

This may contain information obtained from third parties, including ratings from credit rating agencies such as Standard & Poor’s. Reproduction and distribution of third-party content in any form is prohibited except with the prior written permission of the related third party. Third-party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD-PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD-PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes and should not be relied on as investment advice.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2016

President’s Message

Dear Shareholders,

During the 12-month period ended October 31, 2016, China’s slowing growth escalated concerns for global markets, and many of the world’s central banks - the Federal Reserve included - responded by either continuing or expanding their economic stimulation policies. In the first half of 2016, international stocks declined while U.S. and emerging-market stocks made modest gains. Falling global interest rates supported bond returns during the period.

On June 24, 2016, the U.K. announced that the “Brexit” referendum to leave the European Union passed with a 52% majority vote, further shaking up global markets. By the end of that month, however, the U.S. stock market and some global markets had rebounded to near pre-Brexit levels as investors took opportunistic risks following the historic vote. After Theresa May’s succession as the U.K.’s prime minister on July 13, 2016, many central banks put their Brexit concerns on hold and turned their attention to their own economies.

In the weeks ahead of the U.S. presidential election on November 8, 2016, uncertainty about the outcome caused many investors to stay on the sidelines. Although investors may question whether the election’s result could have negative consequences for their portfolios, elections rarely have a lasting effect on the market. Historically speaking, from August 1 to October 31 during 19 of the last 22 election years – or approximately 86% of the time – the S&P 500 rallied for an average gain of approximately 6%.

•	From its inception on April 4, 2016, through October 31, 2016, the American Beacon Garcia Hamilton Quality Bond Fund (Investor Class) returned 0.24%. The Fund is designed to provide income, quality and liquidity consistent with the preservation of capital.

Thank you for your continued interest in American Beacon Funds. We are pleased to have a broad range of products that cover the global equity and fixed-income markets. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

1

Domestic Bond Market Overview

October 31, 2016 (Unaudited)

The U.S. investment-grade bond market, as defined by the Barclays U.S. Aggregate Index, began the 12-month period ended October 31, 2016 with a yield of 2.38% and ended at 2.12%, producing a total return of 4.37%. The modest decline in yield was somewhat unexpected as the period began with fixed-income investors anticipating that the Federal Reserve (the “Fed”) would begin normalizing interest rates. The Fed raised rates in December 2015 for the first time in nearly 10 years, but that would be the only rate increase for the remainder of the period under review. Yields on the 10-year Treasury note initially rose from 2.14% at the beginning of the period to 2.27% by December 31, 2015; however, sentiment in the bond market changed quickly when global economic growth rates and commodity prices declined.

In response to persistent weakness in many world economies, central banks refocused on policies to keep interest rates down and money supplies elevated. This development put the Fed’s plans on hold, and U.S. interest rates followed global rates down accordingly. By period end, the 10-year Treasury note yielded 1.83%. Crude oil prices ended the period where they began, at approximately $47 per barrel, but they briefly touched $26 per barrel at the depths of the commodity price declines in early 2016.

Despite the risk-off environment, investment-grade corporate bonds performed well during the period, returning 7.23%. Corporate spreads narrowed from 164 basis points, or 1.64%, over Treasury yields at the beginning of the period to 135 basis points, or 1.35%, at period end – although they took a detour up to 215 basis points, or 2.15%, during the volatile months in between. Commodity-rated issuers struggled during the period, but the remaining issuers held up reasonably well as investors sought incremental yield in the low-yielding environment.

The agency mortgage-backed sector produced the lowest returns of the major sectors during the period, at 3.28%, as interest rates declined and caused acceleration in refinancing activity. Over time, however, the sector has been an attractive place for investors to seek relatively safe yield.

The period ended with the U.S. election only days away and the Fed poised to raise interest rates in December 2016. Markets were somewhat volatile given the uncertainty. The Fed remains extremely data dependent, and the outlook for interest rates will reflect the strength of the underlying economy.

2

American Beacon Garcia Hamilton Quality Bond FundSM

Performance Overview

October 31, 2016 (Unaudited)

The Investor Class of the American Beacon Garcia Hamilton Quality Bond Fund (the “Fund”) returned 0.24% for the period ended October 31, 2016, underperforming the Barclays Capital U.S. Aggregate Index (the “Index”) return of 1.85% for the same period. The Fund’s inception was April 2016, and it does not have a full twelve months of performance as of this fiscal year-end report.

Comparison of Change in Value of a $10,000 Investment for the period from 4/4/16 through 10/31/16

Total Returns for the Period ended October 31, 2016

	Ticker	6 Months	Since Inception (04/04/2016)	Value of $10,000 04/04/2016- 10/31/2016
Institutional Class (1,3)	GHQIX	0.87%	0.34%	$10,034
Y Class (1,3)	GHQYX	0.84%	0.29%	$10,029
Investor Class (1,3)	GHQPX	0.77%	0.24%	$10,024
Barclays Capital U.S. Aggregate Index (2)		1.51%	1.85%	$10,185

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class of the Fund has been waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
2.	The Barclays Capital U.S. Aggregate Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.
3.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, and Investor Class shares was 0.70%, 0.80%, and 1.07%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

3

American Beacon Garcia Hamilton Quality Bond FundSM

Performance Overview

October 31, 2016 (Unaudited)

Given the Fund’s short performance record, relative returns are difficult to analyze. With that being said, the Fund trailed its Index during the period primarily due to sector allocation as the sub-advisor began implementing its investment strategy. During the initial investing period, the Fund was underweight Agency Mortgages and instead held short-duration Agency Debentures. This approach allowed the sub-advisor to await a sufficient amount of Fund assets before allocating to the Mortgage sector; however, this approach resulted in lower yield than that of the Index. The Fund was also underweight the Corporate sector which detracted from returns as corporate bonds performed well during the period. In particular, the Fund’s underweight in Energy, a strong contributor to the Index, detracted from relative performance as the sector continued to rebound.

The Fund also held a barbell maturity position during the period which served as a positive contributor as the yield curve flattened in anticipation of Fed rate hikes. The sub-advisor expects interest rates to rise modestly to pre-Brexit levels and for the U.S. yield curve to continue flattening.

The Fund’s duration was a positive contributor to performance as it maintained a longer duration than the benchmark during the first half of the year and rates declined. In July, the Fund moved to a shorter duration than the benchmark as the sub-advisor felt the market overreacted to the British referendum. Since then, rates have generally moved higher.

The Fund’s investment strategy emphasizes high-quality, fixed-income investing that can perform well during periods of broader market volatility.

Top Ten Holdings (% Net Assets)
Federal Farm Credit Bank, 0.543%, Due 5/25/2018		7.3
Federal Home Loan Bank, 0.535%, Due 12/5/2017		7.3
Federal National Mortgage Association, 0.594%, Due 3/21/2018		4.9
Federal Farm Credit Banks, 0.527%, Due 5/17/2018		4.6
Federal Home Loan Bank, 0.535%, Due 12/7/2017		4.5
Apple, Inc., 1.088%, Due 5/6/2019		4.1
Freddie Mac Gold Pool, 4.50%, Due 12/1/2034		3.8
Cisco Systems, Inc., 1.411%, Due 2/21/2018		3.6
JP Morgan Chase & Co., 1.373%, Due 1/28/2019		3.5
American Express Credit Corp., 1.407%, Due 3/18/2019		3.5
Total Fund Holdings	30

Sector Allocations (% Investments)
U.S. Agency Obligations (non-mortgage)	39.6
Finance	24.1
U.S. Treasury Obligations	19.4
U.S. Agency Mortgage-Backed Securities	7.1
Telecom	4.8
Manufacturing	4.1
Investment Companies	0.9

4

American Beacon Garcia Hamilton Quality Bond FundSM

Expense Examples

October 31, 2016 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

Garcia Hamilton Quality Bond Fund

	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period 5/1/2016-10/31/2016*
Institutional Class
Actual	$1,000.00	$1,008.73	$2.27
Hypothetical**	$1,000.00	$1,022.90	$2.29
Y Class
Actual	$1,000.00	$1,008.45	$2.78
Hypothetical**	$1,000.00	$1,022.40	$2.80
Investor Class
Actual	$1,000.00	$1,007.74	$4.19
Hypothetical**	$1,000.00	$1,020.99	$4.22

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.45%, 0.55% and 0.83% for the Institutional, Y and Investor Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

5

American Beacon Garcia Hamilton Quality Bond FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Garcia Hamilton Quality Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Garcia Hamilton Quality Bond Fund (one of the funds constituting the American Beacon Funds) (the Fund), as of October 31, 2016, and the related statement of operations, statement of changes in net assets and the financial highlights for the period from April 4, 2016 (commencement of operations) to October 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Garcia Hamilton Quality Bond Fund at October 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for the period from April 4, 2016 (commencement of operations) to October 31, 2016, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 29, 2016

6

American Beacon Garcia Hamilton Quality Bond FundSM

Schedule of Investments

October 31, 2016

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS - 32.92%
Finance - 24.04%
American Express Credit Corp., 1.407%, Due 3/18/2019A	$4,684,000	$4,694,942
Bank of America Corp., 1.00%, Due 10/21/2022A	2,640,000	2,649,187
Citigroup, Inc.,
4.40%, Due 6/10/2025	1,465,000	1,547,181
4.45%, Due 9/29/2027	3,775,000	3,977,385
Goldman Sachs Group, Inc., 2.242%, Due 4/23/2021A	4,120,000	4,171,805
JP Morgan Chase & Co., 1.520%, Due 1/28/2019A	4,733,000	4,738,604
Morgan Stanley, 1.834%, Due 6/16/2020A	3,563,000	3,581,467
US Bank NA/Cincinnati OH, 1.370%, Due 10/28/2019A	2,080,000	2,081,826
Wells Fargo & Co.,
1.909%, Due 7/26/2021A	2,315,000	2,328,443
4.10%, Due 6/3/2026	2,760,000	2,899,736

		32,670,576

Manufacturing - 4.06%
Apple, Inc., 1.088%, Due 5/6/2019 A	5,504,000	5,518,745

Telecommunications - 4.82%
Cisco Systems, Inc., 1.411%, Due 2/21/2018A	4,885,000	4,914,237
Pacific Bell Telephone Co., 7.125%, Due 3/15/2026	1,300,000	1,634,269

Total Corporate Obligations (Cost $44,834,753)		6,548,506

		44,737,827

U.S. GOVERNMENT AGENCY OBLIGATIONS - 46.62%
Fannie Mae Pool, 5.00%, Due 7/1/2026 A	4,338,146	4,507,706
Federal Farm Credit Bank,
0.575%, Due 4/9/2018 A	3,555,000	3,558,939
0.585%, Due 4/16/2018	1,680,000	1,682,056
0.555%, Due 5/17/2018 A	6,300,000	6,303,553
0.624%, Due 5/25/2018 A	9,945,000	9,960,116
Federal Home Loan Bank,
0.805%, Due 8/25/2017 A	1,075,000	1,078,310
0.568%, Due 9/5/2017	1,445,000	1,446,741
0.812%, Due 10/25/2017	130,000	130,360
0.598%, Due 12/5/2017 A	9,905,000	9,921,561
0.596%, Due 12/7/2017 A	6,110,000	6,119,898
0.726%, Due 9/14/2018 A	2,630,000	2,633,048
Federal National Mortgage Association,
0.546%, Due 7/20/2017 A	2,755,000	2,758,238
0.571%, Due 11/13/2017	1,485,000	1,486,890
0.811%, Due 3/21/2018	6,595,000	6,618,684
Freddie Mac Gold Pool, 4.50%, Due 12/1/2034 .	4,706,114	5,144,460

Total U.S. Government Agency Obligations (Cost $63,290,701)		63,350,560

U.S. TREASURY OBLIGATIONS - 19.35%
U.S. Treasury Note/Bond,
2.75%, Due 8/15/2042	2,255,000	2,343,085
2.875%, Due 8/15/2045 .	22,605,000	23,954,247

Total U.S. Treasury Obligations (Cost $27,646,020)		26,297,332

	Shares
SHORT-TERM INVESTMENTS - 0.93% (Cost $1,262,143)
American Beacon U.S. Government Money Market Select Fund, Select ClassB	1,262,143	1,262,143

TOTAL INVESTMENTS - 99.82% (Cost $137,033,617)		135,647,862

See accompanying notes

7

American Beacon Garcia Hamilton Quality Bond FundSM

Schedule of Investments

October 31, 2016

	Principal Amount	Fair Value
OTHER ASSETS, NET OF LIABILITIES - 0.18%		$244,674

TOTAL NET ASSETS - 100.00%		$135,892,536

Percentages are stated as a percent of net assets.

A	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
B	The Fund is affiliated by having the same investment advisor.

See accompanying notes

8

American Beacon Garcia Hamilton Quality Bond FundSM

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments in unaffiliated securities, at fair value A	$134,385,719
Investments in affiliated securities, at fair value B	1,262,143
Cash	16,607
Receivable for investments sold	2,646,892
Receivable for fund shares sold	28,258
Dividends and interest receivable	359,682
Receivable for expense reimbursement (Note 2)	17,305
Prepaid expenses	19,705

Total assets	138,736,311

Liabilities:
Payable for investments purchased	2,651,152
Payable for fund shares redeemed	51,551
Management and investment advisory fees payable	62,750
Administrative service and service fees payable	2,129
Transfer agent fees payable	1,848
Custody and fund accounting fees payable	4,719
Professional fees payable	66,866
Prospectus and shareholder reports fees payable	2,550
Trustee fees payable	100
Other liabilities	110

Total liabilities	2,843,775

Net assets	$135,892,536

Analysis of Net Assets:
Paid-in-capital	$137,179,861
(Overdistribution) of net investment income	(1)
Accumulated net realized gain	98,431
Unrealized depreciation of investments	(1,385,755)

Net assets	$135,892,536

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	12,424,123

Y Class	327,225

Investor Class	860,718

Net assets:
Institutional Class	$124,032,604

Y Class	$3,265,315

Investor Class	$8,594,617

Net asset value, offering and redemption price per share:
Institutional Class	$9.98

Y Class	$9.98

Investor Class	$9.99

A Cost of investments in unaffiliated securities	$135,771,474
B Cost of investments in affiliated securities	$1,262,143

See accompanying notes

9

American Beacon Garcia Hamilton Quality Bond FundSM

Statement of Operations

For the period April 4, 2016 to October 31, 2016

Investment income:
Dividend income from affiliated securities	$8,346
Interest income	543,998

Total investment income	552,344

Expenses:
Management and investment advisory fees (Note 2)	220,541
Transfer agent fees:
Institutional Class	4,872
Y Class	1,542
Investor Class	2,104
Custody and fund accounting fees	8,413
Professional fees	123,893
Registration fees and expenses	55,255
Service fees (Note 2):
Y Class	848
Investor Class	5,638
Prospectus and shareholder report expenses	11,722
Trustee fees	696
Other expenses	4,006

Total expenses	439,530

Net fees waived and expenses reimbursed by Manager (Note 2)	(248,391)

Net expenses	191,139

Net investment income	361,205

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	120,054
Change in net unrealized appreciation (depreciation) of:
Investments	(1,385,755)

Net (loss) from investments	(1,265,701)

Net (decrease) in net assets resulting from operations	$(904,496)

See accompanying notes

10

American Beacon Garcia Hamilton Quality Bond FundSM

Statement of Changes in Net Assets

From April 4 to
October 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$361,205
Net realized gain (loss) from investments	120,054
Change in net unrealized appreciation (depreciation) from investments	(1,385,755)

Net (decrease) in net assets resulting from operations	(904,496)

Distributions to Shareholders:
Net investment income:
Institutional Class	(360,822)
Y Class	(7,732)
Investor Class	(14,275)

Net distributions to shareholders	(382,829)

Capital Share Transactions:
Proceeds from sales of shares	145,222,507
Reinvestment of dividends and distributions	382,829
Cost of shares redeemed	(8,425,475)

Net increase in net assets from capital share transactions	137,179,861

Net increase in net assets	135,892,536

Net Assets:
Beginning of Period	—

End of Period *	$135,892,536

*Includes undistributed (overdistribution) of net investment income	$(1)

See accompanying notes

11

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2016

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”) as a diversified, open-end management investment company. As of October 31, 2016, the Trust consists of twenty-five active series, one of which is presented in this filing (the “Fund”): the American Beacon Garcia Hamilton Quality Bond Fund. The remaining twenty-four active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

The inception date for all classes of the American Beacon Garcia Hamilton Quality Bond Fund is April 4, 2016.

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

		Minimum Initial
Class	Eligible Investors	Investments
Institutional	Large institutional investors - sold directly through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations such as broker-dealers or retirement plan sponsors.	$25,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include service fees and distribution fees and vary amongst the classes as described more fully in Note 2.

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered investment companies and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services—Investment Companies, which is part of the U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

12

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2016

Dividends to Shareholders

Dividends from net investment income of the Fund will generally be declared daily and paid monthly. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide investment advisory, fund management, and administrative services to the Fund. As compensation for performing the duties under the Management Agreement, the Manager receives from the Fund an annualized fee at the following annual rates as a percentage of average daily net assets: 0.35% of the first $5 billion, 0.325% of the next $5 billion, 0.30% of the next $10 billion, and 0.275% over $20 billion. The Fund also pays the unaffiliated investment advisor hired to direct investment activities of the Fund an annualized investment advisory fee based on a percentage of the Fund’s average daily assets. Management fees paid by the Fund during the period ended October 31, 2016 were as follows:

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisor	Amounts Paid to Manager
Garcia Hamilton Quality Bond	0.55%	$220,541	$79,688	$140,853

Distribution Plans

The Fund has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

13

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2016

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y and Investor Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to the Trust’s Board of Trustees (“The Board”) approval, has agreed to reimburse the Manager for all or a portion of the servicing fees paid to these intermediaries for the Institutional Class. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediaries average net assets in the Institutional Class on an annual basis.

For the period ended October 31, 2016, the sub-transfer agent fees, as reflected in “Transfer agent fees” in the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Garcia Hamilton Quality Bond	$2,481

As of October 31, 2016, the Fund owes the Manager the following reimbursement for sub-transfer agent fees, as reflected in “Transfer agent fees payable” in the Statement of Assets and Liabilities:

Fund	Sub-Transfer Agent Fees
Garcia Hamilton Quality Bond	$1,630

Investment in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as the investment advisor to the USG Select Fund and receives management fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended October 31, 2016, the Manager earned fees of $5,455 on the Fund’s direct investments in the USG Select Fund.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the period ended October 31, 2016, the Fund did not utilize the credit facility.

14

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2016

Expense Reimbursement Plan

The Manager contractually agreed to reimburse classes of the Fund to the extent that total annual fund operating expenses exceed the Fund’s expense cap. During the year ended October 31, 2016, the Manager reimbursed expenses as follows:

	Expense Cap	Reimbursed	Expiration of
Class	4/4/16 - 10/31/16	Expenses	Reimbursements
Institutional	0.45%	$233,731	2019
Y	0.55%	6,383	2019
Investor	0.83%	8,277	2019

Of these amounts, $17,305 is disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at October 31, 2016. The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of net expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The reimbursed expenses listed above will expire in 2019.

Trustee Fees and Expenses

Effective July 1, 2016, as compensation for their service to the Trust and the American Beacon Select Fund, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board of Trustee meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Other investments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

15

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2016

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-income securities are considered Level 2 as they are valued using observable inputs.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date and categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2016, the investments were classified as described below:

Garcia Hamilton Quality Bond Fund(1)	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$44,737,827	$—	$44,737,827
U.S. Government Agency Obligations	—	63,350,560	—	63,350,560
U.S. Treasury Obligations	—	26,297,332	—	26,297,332
Short-Term Investments—Money Market Funds	1,262,143	—	—	1,262,143

Total Investments in Securities	$1,262,143	$134,385,719	$—	$135,647,862

(1)	Refer to the Schedule of Investments for Industry Information.

16

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2016

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. During the period ended October 31, 2016, there were no transfers between levels.

4. Securities and Other Investments

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

17

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2016

Other Investment Company Securities and Other Exchange Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear a proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Principal Risks

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Fund’s income. Some of the Fund’s investments may be illiquid and the Fund may not be able to vary the portfolio investments in response to changes in economic and other conditions. If the Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed-income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed-income’s market price to interest rate (i.e. yield) movements.

The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

6. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

18

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2016

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid are as follows:

From April 4 to October 31, 2016
Distributions paid from:
Ordinary income*
Institutional Class	$360,822
Y Class	7,732
Investor Class	14,275

Total distributions paid	$382,829

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2016, the components of distributable earnings (deficits) on a tax basis are as follows:

Cost basis of investments for federal income tax purposes	$137,033,621
Unrealized appreciation	151,549
Unrealized depreciation	(1,537,308)

Net unrealized appreciation (depreciation)	(1,385,759)
Undistributed ordinary income	98,435
Undistributed long-term gain (loss)	—
Accumulated capital gain (loss)	—
Other temporary differences	(1)

Distributable earnings (deficits)	$(1,287,325)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax basis reporting of unrealized appreciation (depreciation) are attributed to the tax deferral of losses from wash sales and paydown classes.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassed on the Statement of Assets and Liabilities.

Accordingly, the following reclassified amounts represent current year permanent differences derived from foreign currency and dividend reclasses as of October 31, 2016:

Paid-in-capital	$—
Undistributed net investment income (loss)	21,623
Accumulated net realized gain (loss)	(21,623)
Unrealized appreciation (depreciation) of investments	—

19

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2016

For the period ended October 31, 2016, the Fund did not have capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

7. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended October 31, 2016, were:

	Purchases	Sales
Securities	$137,454,476	$29,364,336
U.S. Treasury Obligations	29,107,166	1,462,702

A summary of the Fund’s direct transactions in the USG Select Fund for the period ended October 31, 2016 are as follows:

April 4, 2016 Shares/ Fair Value	Purchases	Sales	October 31, 2016 Shares/Fair Value	Dividend Income
$—	$140,105,123	$138,842,980	$1,262,143	$8,346

8. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Period Ended October 31*,
	2016
Garcia Hamilton Quality Bond Fund	Shares	Amount
Shares sold	13,189,537	$132,905,019
Reinvestment of dividends	35,871	360,822
Shares redeemed	(801,285)	(8,079,148)

Net increase in shares outstanding	12,424,123	$125,186,693

	Y Class
	Period Ended October 31*,
	2016
Garcia Hamilton Quality Bond Fund	Shares	Amount
Shares sold	326,810	$3,292,688
Reinvestment of dividends	769	7,732
Shares redeemed	(354)	(3,564)

Net increase in shares outstanding	327,225	$3,296,856

	Investor Class
	Period Ended October 31*,
	2016
Garcia Hamilton Quality Bond Fund	Shares	Amount
Shares sold	893,424	$9,024,800
Reinvestment of dividends	1,419	14,275
Shares redeemed	(34,125)	(342,763)

Net increase in shares outstanding	860,718	$8,696,312

*	For the period of April 4, 2016 through October 31, 2016.

20

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2016

9. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

21

American Beacon Garcia Hamilton Quality Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class		Y Class		Investor Class
	April 4 D to October 31, 2016		April 4 D to October 31, 2016		April 4 D to October 31, 2016
Net asset value, beginning of period	$10.00		$10.00		$10.00

Income (loss) from investment operations:
Net investment income	0.05		0.05		0.03
Net gains (losses) from investments (both realized and unrealized)	(0.02)		(0.02)		(0.01)

Total income from investment operations	0.03		0.03		0.02

Less distributions:
Dividends from net investment income	(0.05)		(0.05)		(0.03)
Distributions from net realized gains	—		—		—

Total distributions	(0.05)		(0.05)		(0.03)

Net asset value, end of period	$9.98		$9.98		$9.99

Total return A	0.34	%B	0.29	% B	0.24	% B

Ratios and supplemental data:
Net assets, end of period	$124,032,604		$3,265,315		$8,594,617
Ratios to average net assets:
Expenses, before reimbursements	1.06	% C	1.29	% C	1.19	% C
Expenses, net of reimbursements	0.45	% C	0.55	% C	0.83	% C
Net investment income, before reimbursements	0.29	% C	0.11	% C	0.21	% C
Net investment income, net of reimbursements	0.91	% C	0.85	% C	0.57%
Portfolio turnover rate	40	% E	40	% E	40	% E

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not Annualized.
C	Annualized.
D	Commencement of Operations.
E	Portfolio turnover is for the period from April 4, 2016 through October 31, 2016 and is not annualized.

22

American Beacon Garcia Hamilton Quality Bond FundSM

Federal Tax Information

October 31, 2016 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended October 31, 2016. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2016.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2016. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Long-Term Capital Gain Distributions	$—
Short-Term Capital Gain Distributions	—

Shareholders will receive notification in January 2017 of the applicable tax information necessary to prepare their 2016 income tax returns.

23

Trustees and Officers of the American Beacon FundsSM

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-six seven funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (79)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term

Lifetime of Trust until removel resignation or retirement*

Gilbert G. Alvarado (46)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Josephe B. Armes (54)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (58)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003- 2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Brenda A. Cline (55)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc.(public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (62)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008- 2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

24

Trustees and Officers of the American Beacon FundsSM

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
TRUSTEES (CONT.)	Term

M. Dunning (74)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard M. Massman (73)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004- 2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (53)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005- Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (70) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001- 2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

OFFICERS

Gene. L. Needles, Jr. (61)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Astro AB Borrower, Inc. (2015-Present); President, CEO and Director, Astro AB Acquisition, Inc.(2015-Present); President, CEO and Director, Astro AB Topco, Inc. (2015-Present), President, CEO and Director, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (57)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Astro AB Acquisition, Inc. (2015- Present); Secretary, Astro AB Topco, Inc. (2015-Present); Secretary, Astro AB Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008- 2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (56)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Paul B. Cavazos (47)	VP since 2016	Chief Investment Officer and Vice President, Asset Management, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016);

Erica Duncan (46)	VP since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

25

Trustees and Officers of the American Beacon FundsSM

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term

Melinda G. Heika (55)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Astro AB Acquisition, Inc. (2015-Present); Treasurer, Astro AB Topco, Inc. (2015-Present); Treasurer, Astro AB Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

One Year

Terri L. McKinney (52)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (41)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Astro AB Borrower, Inc. (2015-Present); Senior Vice President and Director, Astro AB Acquisition, Inc. (2015-Present); Senior Vice President and Director, Astro AB Topco, Inc. (2015-Present), Senior Vice President and Director, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (53)	VP since 2011	Chief Fixed Income Officer (2016–Present), Vice President, Fixed Income Investments (2011-2016) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (45)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (59)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Astro AB Acquisition, Inc. (2015-Present); Asst. Treasurer, Astro AB Topco, Inc. (2015-Present); Asst. Treasurer, Astro AB Holdings, LLC.;Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Shelley D. Abrahams (41)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present)

Rebecca L. Harris (49)	Assistant Secretary since 2011	Assistant Secretary, American Beacon Advisors, Inc. (2011-Present)

Diana N. Lai (40)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present)

Teresa A. Oxford (58)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present)

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

26

Trustees and Officers of the American Beacon FundsSM

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust’s sub-advisors.

27

American Beacon Garcia Hamilton Quality Bond FundSM

Privacy Policy

October 31, 2016 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

28

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www. sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Garcia Hamilton Quality Bond Fund are service marks of American Beacon Advisors, Inc.

AR 10/16

American Beacon®
FUNDS

2016 ANNUAL REPORT

October 31, 2016

INTERNATIONAL EQUITY FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

INTERNATIONAL EQUITY FUND RISKS

Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund may participate in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2016

President’s Message

Dear Shareholders,

During the 12-month period ended October 31, 2016, China’s slowing growth escalated concerns for global markets, and many of the world’s central banks – the Federal Reserve included – responded by either continuing or expanding their economic stimulation policies. In the first half of 2016, international stocks declined while U.S. and emerging-market stocks made modest gains. Falling global interest rates supported bond returns during the period.

On June 24, 2016, the U.K. announced that the “Brexit” referendum to leave the European Union passed with a 52% majority vote, further shaking up global markets. By the end of that month, however, the U.S. stock market and some global markets had rebounded to near pre-Brexit levels as investors took opportunistic risks following the historic vote. After Theresa May’s succession as the U.K.’s prime minister on July 13, 2016, many central banks put their Brexit concerns on hold and turned their attention to their own economies.

In the weeks ahead of the U.S. presidential election on November 8, 2016, uncertainty about the outcome caused many investors to stay on the sidelines. Although investors may question whether the election’s result could have negative consequences for their portfolios, elections rarely have a lasting effect on the market. Historically speaking, from August 1 to October 31 during 19 of the last 22 election years – or approximately 86% of the time – the S&P 500 rallied for an average gain of approximately 6%.

For the 12-month period ended October 31, 2016:

•	American Beacon International Equity Fund (Investor Class) returned -5.38%.

Our broad range of mutual funds helps investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with several asset managers who have adhered to their disciplined processes for many years and through a variety of economic and market conditions.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,
Gene L. Needles, Jr.
President
American Beacon Funds

1

International Equity Market Overview

October 31, 2016 (Unaudited)

International equities were volatile and finished the 12-month period ended October 31, 2016, moderately lower, as investors decided that the Brexit vote in June would help keep interest rates extraordinarily low and moderate global economic growth was likely to continue.

A steady U.S. dollar, coupled with low yields in developed markets, again pushed money into emerging market (“EM”) debt. China’s continuing property and infrastructure rebound helped EM equities and supported commodity prices, while hints of wage inflation and fiscal spending on infrastructure further supported market perception that inflation could return.

U.S. economic data was broad and steady but not viewed as being strong enough to induce monetary tightening in the U.S. until late in the year.

The Bank of Japan’s decision to move to negative interest rates spooked investors, and banks fell sharply on fears that margins would be eroded in Japan, as well as in other developed markets.

Broadly speaking, most stocks in developed Europe struggled over the past 12 months. In contrast, the developed Asia-Pacific markets performed well.

Health Care sector stocks were among the worst performers of the period due to the ongoing political focus on drug pricing during the U.S. presidential election. Stocks in the Materials and Energy sectors were among the best performers.

2

American Beacon International Equity FundSM

Performance Overview

October 31, 2016 (Unaudited)

The Investor Class of the International Equity Fund (the “Fund”) returned -5.38% for the twelve months ended October 31, 2016. The Fund underperformed the MSCI EAFE Index (the “Index”) return of -3.23%.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/06 through 10/31/16

Total Returns for the Period ended October 31, 2016

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2006- 10/31/2016
Institutional Class (1,7)	AAIEX	(5.07)%	(2.43)%	5.39%	1.49%	$11,590
Y Class (1,2,7)	ABEYX	(5.14)%	(2.52)%	5.30%	1.42%	$11,514
Investor Class (1,7)	AAIPX	(5.38)%	(2.77)%	5.02%	1.15%	$11,215
Advisor Class (1,3,7)	AAISX	(5.40)%	(2.87)%	4.88%	0.95%	$10,990
A without Sales Charge (1,4,7)	AIEAX	(5.34)%	(2.82)%	4.92%	1.08%	$11,136
A with Sales Charge (1,4,7)	AIEAX	(10.77)%	(4.73)%	3.67%	0.49%	$10,496
C without Sales Charge (1,5,7)	AILCX	(6.12)%	(3.55)%	4.14%	0.60%	$10,619
C with Sales Charge (1,5,7)	AILCX	(7.12)%	(3.55)%	4.14%	0.60%	$10,619
MSCI EAFE Index (6)		(3.23)%	(1.31)%	4.99%	1.22%	$11,292

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class of the Fund was waived from 2013 through 2015. Performance prior to waiving fees was lower than actual returns show.

3

American Beacon International Equity FundSM

Performance Overview

October 31, 2016 (Unaudited)

2.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/06 up to 8/3/09, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/06.
3.	A portion of the fees charged to the Advisor Class of the Fund was waived from 2006 through 2007 and in 2009. Performance prior to waiving fees was lower than the actual returns shown for those periods.
4.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/06 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/06. A portion of the fees charged to the A Class of the Fund was waived from 2010 through 2012 and partially recovered in 2013 and 2015. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012. The maximum sales charge for A Class is 5.75%.
5.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/06 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/06. A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2012 and partially recovered in 2013 and 2015. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
6.	The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, and C Class shares was 0.74%, 0.81%, 1.07%, 1.20%, 1.12%, and 1.86%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index over the twelve-month period due to country allocation and stock selection.

Stock selections within the United Kingdom and Switzerland contributed to the Fund’s relative underperformance, despite value added from stock selections in Germany and France. Lagging securities included Lloyd’s Banking Group Plc. (down 36.7%) and Barclays Plc. (down 31.7%) within the United Kingdom, and Credit Suisse Group AG Reg. (down 50.4%) and Novartis AG Reg. (down 18.9%) within Switzerland. The Fund’s investments in Germany, including Volkswagen AG Pref (up 17.0%) and Infineon Technologies AG (up 48.7%) helped relative performance during the prior twelve months.

From a country allocation perspective, overweighting out-of-index Korea (up 5.2%) contributed positively to the Fund’s performance relative to the Index, though underweighting Australia and Japan (up 13.0% and 3.5%, respectively) detracted during the year.

Although economic and market conditions vary from period to period, the Fund’s primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

Top Ten Holdings (% Net Assets)
Royal Dutch Shell PLC		2.7
Novartis AG		2.5
KDDI Corp.		2.1
British American Tobacco PLC		2.0
Total S.A.		2.0
Samsung Electronics Co. Ltd.		1.8
Prudential PLC		1.6
SAP AG		1.5
Akzo Nobel		1.5
Roche Holding AG Genusschein		1.4
Total Fund Holdings	161

4

American Beacon International Equity FundSM

Performance Overview

October 31, 2016 (Unaudited)

Sector Allocation (% Equities)
Financials	19.2
Consumer Discretionary	12.8
Industrials	11.6
Health Care	10.5
Energy	10.2
Consumer Staples	8.7
Telecommunication Services	8.2
Materials	8.1
Information Technology	7.2
Real Estate	1.9
Utilities	1.6

Country Allocation (% Equities)
United Kingdom	22.7
Japan	17.5
France	12.0
Switzerland	8.4
Germany	8.4
Netherlands	6.0
South Korea	4.8
Hong Kong/China	3.2
Canada	2.3
Belgium	1.8
Sweden	1.8
Spain	1.6
Israel	1.4
Australia	1.3
Norway	1.2
Ireland	1.1
Singapore	1.0
Italy	1.0
Finland	0.9
Luxembourg	0.8
Denmark	0.5
Portugal	0.3

5

American Beacon International Equity FundSM

Expense Examples

October 31, 2016 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon International Equity FundSM

Expense Examples

October 31, 2016 (Unaudited)

International Equity Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period
	5/1/2016	10/31/2016	5/1/2016-10/31/2016*
Institutional Class
Actual	$1,000.00	$990.89	$3.45
Hypothetical**	$1,000.00	$1,021.65	$3.51
Y Class
Actual	$1,000.00	$990.66	$3.85
Hypothetical**	$1,000.00	$1,021.28	$3.91
Investor Class
Actual	$1,000.00	$989.10	$5.30
Hypothetical**	$1,000.00	$1,019.83	$5.38
Advisor Class
Actual	$1,000.00	$989.33	$5.95
Hypothetical**	$1,000.00	$1,019.14	$6.04
A Class
Actual	$1,000.00	$989.09	$5.35
Hypothetical**	$1,000.00	$1,019.75	$5.43
C Class
Actual	$1,000.00	$985.28	$9.23
Hypothetical**	$1,000.00	$1,015.83	$9.37

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.69%, 0.77%, 1.06%, 1.19%, 1.07%, and 1.85% for the Institutional, Y, Investor, Advisor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

7

American Beacon International Equity FundSM

Report of Independent Registered Public Accounting Firm {Unaudited}

To the Shareholders and the Board of Trustees of

American Beacon International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon International Equity Fund (one of the funds constituting the American Beacon Funds) (the Fund), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon International Equity Fund at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 29, 2016

8

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
Australia - 1.23%
Common Stocks - (Cost $31,502,605)
Caltex Australia Ltd.	627,934	$14,678,777
James Hardie Industries PLC, CDIA B	628,539	9,385,682
Westfield Corp.C	1,252,674	8,480,889

Total Australia		32,545,348

Belgium - 1.77%
Common Stocks - (Cost $42,022,432)
Anheuser-Busch InBev S.A.	256,256	29,410,447
KBC Groep N.V.	163,047	9,935,451
UCB S.A.	113,020	7,653,739

Total Belgium		46,999,637

Canada - 2.23%
Common Stocks - (Cost $62,010,345)
Canadian National Railway Co.D	207,100	13,019,214
Encana Corp.	726,000	6,922,792
Manulife Financial Corp.	164,200	2,378,592
MDA Corp.	127,589	7,302,623
National Bank of Canada	404,802	14,450,100
Precision Drilling Corp	893,626	3,984,108
Suncor Energy, Inc.	372,195	11,168,902

Total Canada		59,226,331

Denmark - 0.50%
Common Stocks - (Cost $14,213,555)
Carlsberg A.S., Class B	147,720	13,320,482

Finland - 0.89%
Common Stocks - (Cost $20,107,722)
Sampo OYJ, Class A	516,455	23,681,026

France - 11.51%
Common Stocks - (Cost $293,454,138)
Air Liquide S.A.	137,630	14,002,407
AXA S.A.	422,197	9,517,292
BNP Paribas	513,242	29,770,666
Cap Gemini S.A.	216,533	17,941,533
Cie de Saint-Gobain	252,759	11,222,123
Cie Generale des Etablissements Michelin	177,495	19,217,581
Crédit Agricole S.A.	935,180	10,093,473
ENGIE SA.	1,240,804	17,891,090
Legrand S.A.	141,589	8,003,058
Sanofi	430,642	33,545,444
Schneider Electric S.A.	377,428	25,331,628
Technip S.A.	164,769	10,928,480
Total S.A.	1,104,691	53,018,144
Valeo S.A.	297,540	17,147,792
Vinci S.A.	251,108	18,187,643
Zodiac Aerospace	385,570	9,383,665

Total France		305,202,019

Germany - 8.03%
Common Stocks - (Cost $140,554,824)
BASF SE	159,515	14,061,143
Bayer AG Reg	122,671	12,158,643
Deutsche Boerse AGD	49,785	3,873,698
Deutsche Lufthansa AG	840,020	10,738,229
HeidelbergCement AG	162,059	15,327,891

See accompanying notes

9

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
Germany - 8.03% (continued)
Infineon Technologies AG	737,800	$13,246,244
Lanxess AG	226,791	14,521,830
Linde AG	68,038	11,225,717
Merck KGaA	151,975	15,625,354
METRO AG	240,892	7,216,547
SAP AG	461,473	40,648,149
Siemens AG Reg.	113,970	12,942,691
Thyssenkrupp AG	296,800	6,871,381

Total Common Stocks		178,457,517

Preferred Stocks - (Cost $44,096,242)
Volkswagen AG	250,935	34,488,088

Total Germany		212,945,605

Hong Kong/China - 3.09%
Common Stocks - (Cost $75,695,372)
AIA Group Ltd.	1,556,862	9,826,304
Cheung Kong Property Holdings Ltd.	1,248,082	9,245,290
China Merchants Port Holdings Co. Ltd.	2,318,044	6,007,657
China Mobile Ltd.	2,212,276	25,344,525
CK Hutchison Holdings Ltd.	873,082	10,801,583
CNOOC Ltd.	14,704,635	18,713,663
GCL-Poly Energy Holdings Ltd.	15,050,317	2,037,616

Total Hong Kong/China		81,976,638

Ireland - 1.10%
Common Stocks - (Cost $23,817,137)
CRH PLCA	541,511	17,524,693
Ryanair Holdings PLCA	154,183	11,577,601

Total Ireland		29,102,294

Israel - 1.34%
Common Stocks - (Cost $41,428,820)
Teva Pharmaceutical Industries Ltd., Sponsored ADR E	831,963	35,558,099

Italy - 0.99%
Common Stocks - (Cost $32,644,599)
Azimut Holding SpA	425,953	6,836,166
ENI SpA	1,036,506	15,030,665
UniCredit SpA	1,739,971	4,316,721

Total Italy		26,183,552

Japan - 16.76%
Common Stocks - (Cost $400,807,630)
ABC-Mart, Inc.D	158,000	9,627,348
Asahi Group Holdings Ltd.	167,500	5,991,156
Daiwa House Industry Co., Ltd.	941,400	25,907,127
Don Quijote Co., Ltd.	640,100	24,384,471
East Japan Railway Co.	294,900	26,031,175
Hitachi Ltd.	5,058,000	26,970,855
Inpex Corp.	535,300	5,030,911
Isuzu Motors Ltd.	1,156,800	14,334,525
Japan Airlines Co., Ltd.	625,100	18,454,368
Japan Tobacco, Inc.	370,900	14,125,819
KDDI Corp.	1,829,700	55,691,832
Kirin Holdings Co., Ltd.	742,100	12,790,557
Komatsu Ltd.	710,400	15,871,719
Konica Minolta, Inc.	1,726,200	15,489,217
Mitsui Fudosan Co., Ltd.	221,000	5,037,670
Nikon Corp.F	526,700	7,970,563

See accompanying notes

10

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
Japan - 16.76% (continued)
Nissan Motor Co., Ltd.	1,102,900	$11,237,232
Omron Corp.	154,800	5,948,737
Panasonic Corp.	672,500	7,034,733
Seven & I Holdings Co., Ltd.	424,900	17,758,527
Softbank Corp.	300,200	18,898,831
Sony Corp.	554,300	17,764,874
Sumitomo Metal Mining Co., Ltd.	857,000	11,109,865
Sumitomo Mitsui Financial Group, Inc.	916,300	31,918,031
Sumitomo Rubber Industries Ltd.	304,500	5,104,520
Suntory Beverage & Food Ltd.	229,400	10,051,426
Toshiba Corp.	3,694,000	13,420,559
Toyota Motor Corp.	83,100	4,817,058
United Arrows Ltd.	202,300	5,528,672

Total Japan		444,302,378

Luxembourg - 0.75%
Common Stocks - (Cost $20,122,928)
ArcelorMittalD	973,699	6,560,776
RTL Group S.A.	112,000	8,778,489
Tenaris S.A.	329,191	4,654,439

Total Luxembourg		19,993,704

Netherlands - 5.72%
Common Stocks - (Cost $153,341,654)
Aegon N.V	2,216,920	9,559,277
Akzo Nobel	620,651	40,116,110
ING Groep N.V.	1,850,915	24,371,950
PostNL N.V.D	1,492,795	7,033,370
QIAGEN N.V.D	303,816	7,439,032
RELX N.V.	530,235	8,949,259
Royal Dutch Shell PLC, Class AA	1,011,089	25,227,938
SBM Offshore N.V.	602,300	8,651,475
Wolters Kluwer N.V.	522,349	20,215,526

Total Netherlands		151,563,937

Norway - 1.17%
Common Stocks - (Cost $31,347,862)
Telenor ASA	1,801,085	28,665,292
Yara International ASA	65,600	2,318,372

Total Norway		30,983,664

Portugal - 0.26%
Common Stocks - (Cost $7,593,876)
Galp Energia SGPS S.A.	499,083	6,766,176

Singapore - 0.98%
Common Stocks - (Cost $18,130,279)
DBS Group Holdings Ltd.	1,094,381	11,799,256
Singapore Telecommunications Ltd.	5,068,895	14,166,443

Total Singapore		25,965,699

South Korea - 4.60%
Common Stocks - (Cost $113,961,717)
Hana Financial Group, Inc.	503,063	14,420,333
Hyundai Mobis Co., Ltd.	39,389	9,432,017
Hyundai Motor Co.	90,851	11,115,700
KB Financial Group, Inc., ADRE	288,657	10,674,537
KT&G Corp.	59,451	5,871,062
Samsung Electronics Co., Ltd.	34,012	48,718,084

See accompanying notes

11

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
South Korea - 4.60% (continued)
SK Telecom Co., Ltd.	111,182	$21,716,563

Total South Korea		121,948,296

Spain - 1.53%
Common Stocks - (Cost $44,485,985)
CaixaBank S.A.	4,505,728	13,636,574
Red Electrica Corp S.A.	471,567	9,838,182
Telefonica S.A.	1,687,403	17,152,734

Total Spain		40,627,490

Sweden - 1.71%
Common Stocks - (Cost $48,977,903)
Alfa Laval AB	378,579	5,440,516
Assa Abloy AB	1,002,266	18,231,795
Getinge AB, Class B	450,388	7,380,016
Swedbank AB, Class A	611,758	14,331,914

Total Sweden		45,384,241

Switzerland - 8.04%
Common Stocks - (Cost $215,906,168)
ABB Ltd.	1,271,697	26,216,582
Aryzta AG	327,495	14,389,857
Cie Financiere Richemont S.A. Reg.	259,141	16,668,511
Clariant AG Reg.	258,993	4,289,723
Novartis AG	917,767	65,293,109
Roche Holding AG Genusschein	158,170	36,363,675
Swiss Re AG	110,671	10,278,071
UBS Group AG	1,256,793	17,780,913
Zurich Insurance Group AG	83,025	21,722,169

Total Switzerland		213,002,610

United Kingdom - 21.86%
Common Stocks - (Cost $618,211,846)
Aon PLCA	164,399	18,220,341
Aviva PLCA	4,234,534	22,950,645
BAE Systems PLCA	1,673,090	11,109,659
Balfour Beatty PLCA	2,655,985	8,810,013
Barclays PLCA	12,932,313	30,122,892
BHP Billiton PLCA	1,274,604	19,259,634
BP PLCA	3,337,283	19,758,355
British American Tobacco PLCA	944,878	54,258,667
Carnival PLCA	376,360	18,131,771
Cobham PLCA	2,836,966	4,962,129
Diageo PLCA	901,471	24,048,628
Direct Line Insurance Group PLCA	1,434,481	6,076,844
GlaxoSmithKline PLCA	1,132,407	22,433,494
Glencore Xstrata PLCA	3,927,820	12,019,136
Howden Joinery Group PLCA	1,720,737	7,896,081
HSBC Holdings PLCA	1,741,804	13,107,923
Informa PLCA	1,489,905	12,264,011
Johnson Matthey PLCA	154,280	6,439,404
Kingfisher PLCA	1,793,333	7,930,683
Lloyds Banking Group PLCA	21,443,667	15,029,068
Petrofac Ltd.	649,264	6,409,252
Provident Financial Holdings PLCA	235,338	8,497,589
Prudential PLCA	2,631,288	42,980,219
RELX PLCA	962,335	17,209,100
Royal Dutch Shell PLC, Class BA	1,838,785	47,601,758
Shire PLCA	422,938	24,071,953

See accompanying notes

12

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
United Kingdom - 21.86% (continued)
Sky PLCA	994,777	$9,960,031
SSE PLCA	620,412	12,081,811
Standard Chartered PLCA D	1,911,397	16,655,265
Unilever PLCA	281,809	11,789,858
Vodafone Group PLCA	9,890,118	27,213,189
Wolseley PLCA	380,673	19,807,280

Total United Kingdom		579,106,683

SHORT-TERM INVESTMENTS - 3.29% (Cost $87,141,057)
American Beacon U.S. Government Money Market Select Fund, Select Class G	87,141,057	87,141,057

SECURITIES LENDING COLLATERAL - 0.06% (Cost $1,711,611)
DWS Government and Agency Securities Portfolio, Institutional Class	427,903	427,903
American Beacon U.S. Government Money Market Select Fund, Select Class G	1,283,708	1,283,708

Total Securities Lending Collateral		1,711,611

TOTAL INVESTMENTS - 99.41% (Cost $2,583,288,309)		2,635,238,577
OTHER ASSETS, NET OF LIABILITIES - 0.59%		15,615,539

TOTAL NET ASSETS - 100.00%		$2,650,854,116

Percentages are stated as a percent of net assets.

A	PLC - Public Limited Company.
B	CDI - Chess Depository Interest.
C	REIT - Real Estate Investment Trust.
D	Non-income producing security.
E	ADR - American Depositary Receipt.
F	All or a portion of this security is on loan at October 31, 2016.
G	The Fund is affiliated by having the same investment advisor.

Futures Contracts Open on October 31, 2016:

					Unrealized
		Number of			Appreciation
Description	Type	Contracts	Expiration Date	Contract Value	(Depreciation)
AEX Index Futures	Long	33	November 2016	$3,269,010	$898
ASX SPI 200 Index Futures	Long	71	December 2016	7,142,619	53,451
CAC 40 Index Futures	Long	195	November 2016	9,646,693	(6,618)
DAX Index Futures	Long	31	December 2016	9,082,877	214,836
FTSE 100 Index Futures	Long	207	December 2016	17,554,283	528,056
FTSE/MIB Index Futures	Long	21	December 2016	1,971,732	66,312
Hang Seng Index	Long	23	November 2016	3,396,644	(89,227)
IBEX 35 Index Futures	Long	32	November 2016	3,205,702	131,197
OMX 30 Index Futures	Long	167	November 2016	2,671,318	(15,285)
S&P/TSX 60 Index Futures	Long	70	December 2016	9,043,476	243,216
TOPIX Index Futures	Long	182	December 2016	24,206,660	1,096,425

				$91,191,014	$2,223,261

See accompanying notes

13

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2016

Foreign Currency Contracts Open on October 31, 2016:

							Net Unrealized
		Principal Amount			Unrealized	Unrealized	Appreciation
Type	Currency	Covered by Contract	Settlement Date	Counterparty	Appreciation	(Depreciation)	(Depreciation)
Buy	EUR	23,167,934	12/8/2016	BNP	$—	$(605,569)	$(605,569)
Buy	EUR	6,456,940	12/8/2016	BOM	—	(172,473)	(172,473)
Buy	SEK	2,322,015	12/8/2016	BOM	—	(159,482)	(159,482)
Buy	CHF	11,252,995	12/8/2016	CBK	—	(242,537)	(242,537)
Buy	GBP	15,623,275	12/8/2016	CBK	—	(1,535,093)	(1,535,093)
Buy	SEK	590,561	12/8/2016	GLM	—	(38,889)	(38,889)
Buy	CAD	9,204,513	12/8/2016	GLM	—	(411,346)	(411,346)
Buy	CAD	1,888,209	12/8/2016	RBC	—	(31,600)	(31,600)
Buy	JPY	1,309,779	12/8/2016	SCB	—	(35,869)	(35,869)
Buy	GBP	4,717,248	12/8/2016	SOG	—	(388,331)	(388,331)
Buy	JPY	28,075,029	12/8/2016	SOG	—	(799,014)	(799,014)
Buy	AUD	7,387,917	12/8/2016	TDB	—	(60,164)	(60,164)
Buy	CHF	387,794	12/8/2016	UAG	—	(7,459)	(7,459)
Buy	AUD	1,277,545	12/8/2016	WBC	24,343	—	24,343
Sell	SEK	409,234	12/8/2016	BNP	22,836	—	22,836
Sell	CAD	1,469,104	12/8/2016	BOM	34,426	—	34,426
Sell	EUR	4,144,843	12/8/2016	CBK	95,540	—	95,540
Sell	SEK	440,509	12/8/2016	CBK	5,501	—	5,501
Sell	AUD	1,055,627	12/8/2016	HUS	5,493	—	5,493
Sell	JPY	3,749,785	12/8/2016	JPM	24,898	—	24,898
Sell	GBP	3,276,718	12/8/2016	MYC	—	(12,868)	(12,868)
Sell	CHF	1,498,524	12/8/2016	RBC	—	(7,075)	(7,075)
Sell	JPY	4,090,735	12/8/2016	SCB	136,476	—	136,476
Sell	EUR	4,288,400	12/8/2016	SCB	—	(32,641)	(32,641)
Sell	GBP	2,808,790	12/8/2016	SOG	141,957	—	141,957
Sell	CAD	1,473,579	12/8/2016	TDB	6,817	—	6,817
Sell	CHF	1,397,274	12/8/2016	UAG	25,687	—	25,687
Sell	AUD	1,152,906	12/8/2016	WBC	9,665	—	9,665

					$533,639	$(4,540,410)	$(4,006,771)

Glossary:

Counterparty Abbreviations:

BNP	BNP Paribas, N.A.	JPM	JP Morgan Chase Bank, N.A.	SOG	Societe Generale
BOM	Bank of Montreal	MYC	Morgan Stanley Bank, N.A.	TDB	Toronto Dominion Bank
CBK	Citibank, N.A.	RBC	Royal Bank of Canada	UAG	UBS AG
GLM	Goldman Sachs Bank USA	SCB	Standard Chartered Bank	WBC	Westpac Banking Corporation
HUS	HSBC Bank USA

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
CAD	Canadian Dollar	GBP	British Pound	SEK	Swedish Krona
CHF	Swiss Franc

See accompanying notes

14

American Beacon International Equity FundSM

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments in unaffiliated securities, at fair value A D	$2,546,813,812
Investments in affiliated securities, at fair value B	88,424,765
Foreign currency, at fair value C	896,485
Foreign currency deposits with brokers, at fair value E	13,886,070
Receivable for investments sold	541,312
Receivable for fund shares sold	5,450,380
Dividends and interest receivable	6,061,700
Receivable for tax reclaims	1,774,132
Receivable for variation margin from open futures contracts	14,282,050
Unrealized appreciation from foreign currency contracts	533,639
Prepaid expenses	127,298

Total assets	2,678,791,643

Liabilities:
Payable for investments purchased	4,940,161
Payable for fund shares redeemed	3,234,717
Payable upon return of securities loaned	1,711,611
Management and investment advisory fees payable	913,530
Administrative service and service fees payable	105,515
Transfer agent fees payable	52,860
Custody and fund accounting fees payable	168,711
Professional fees payable	70,228
Prospectus and shareholder reports fees payable	99,852
Trustee fees payable	9,561
Payable for variation margin from open futures contracts	12,039,063
Unrealized depreciation from foreign currency contracts	4,540,410
Other liabilities	51,308

Total liabilities	27,937,527

Net assets	$2,650,854,116

Analysis of Net Assets:
Paid-in-capital	$2,636,463,744
Undistributed net investment income	52,877,849
Accumulated net realized (loss)	(88,221,686)
Unrealized appreciation of investments	226,868,753
Unrealized depreciation of foreign currency contracts	(179,357,805)
Unrealized appreciation of futures contracts	2,223,261

Net assets	$2,650,854,116

See accompanying notes

15

American Beacon International Equity FundSM

Statement of Assets and Liabilities

October 31, 2016

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	83,271,648

Y Class	45,506,312

Investor Class	19,428,143

Advisor Class	1,344,903

A Class	1,084,025

C Class	176,087

Net assets:
Institutional ClassF	$1,450,052,040

Y Class	$820,596,038

Investor Class	$334,895,337

Advisor ClassG	$23,692,313

A Class	$18,673,142

C Class	$2,945,246

Net asset value, offering and redemption price per share:
Institutional ClassF	$17.41

Y Class	$18.03

Investor Class	$17.24

Advisor ClassG	$17.62

A Class	$17.23

A Class (offering price)	$18.28

C Class	$16.73

A Cost of investments in unaffiliated securities	$2,494,863,544
B Cost of investments in affiliated securities	$88,424,765
C Cost of foreign currency	$897,204
D Fair value of securities on loan	$1,626,366
E Cost of foreign currency deposits with brokers	$14,107,483
F Includes AMR Class Assets (Note 1).
G Includes Retirement Class Assets (Note 1).

See accompanying notes

16

American Beacon International Equity FundSM

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$70,074,935
Dividend income from affiliated securities	254,429
Interest income	1,181,420
Income derived from securities lending	286,093

Total investment income	71,796,877

Expenses:
Management and investment advisory fees (Note 2)	10,028,181
Administrative service fees (Note 2):
Institutional ClassB	2,005,137
Y Class	1,352,751
Investor Class	561,461
Advisor ClassC	42,342
A Class	23,895
C Class	5,452
Transfer agent fees:
Institutional ClassB	447,820
Y Class	23,551
Investor Class	11,238
Advisor ClassC	3,964
A Class	3,230
C Class	374
Custody and fund accounting fees	593,707
Professional fees	137,895
Registration fees and expenses	162,723
Service fees (Note 2):
Y Class	771,987
Investor Class	1,254,434
Advisor ClassC	62,463
A Class	21,555
C Class	4,922
Distribution fees (Note 2):
Advisor ClassC	63,825
A Class	35,925
C Class	32,813
Prospectus and shareholder report expenses	261,045
Trustee fees	142,942
Other expenses	250,948

Total expenses	18,306,580

Net expenses	18,306,580

Net investment income	53,490,297

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	(20,639,965)
Commission recapture (Note 1)	99,055
Foreign currency transactions	(62,870,906)
Futures contracts	13,698,686
Change in net unrealized appreciation (depreciation) of:
Investments	(21,185,971)
Foreign currency transactions	(24,901,196)
Futures contracts	(2,583,868)

Net (loss) from investments	(118,384,165)

Net (decrease) in net assets resulting from operations	$(64,893,868)

A Foreign taxes	$7,054,638
B Includes AMR Class Expenses (Note 1).
C Includes Retirement Class Expenses (Note 1).

See accompanying notes

17

American Beacon International Equity FundSM

Statement of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$53,490,297	$46,026,025
Net realized gain (loss) from investments, commission recapture, foreign currency transactions, and futures contracts	(69,713,130)	104,760,714
Change in net unrealized appreciation (depreciation) from investments, foreign currency transactions, and futures contracts	(48,671,035)	(173,957,297)

Net (decrease) in net assets resulting from operations	(64,893,868)	(23,170,558)

Distributions to Shareholders:
Net investment income:
Institutional ClassA	(16,686,558)	(25,910,701)
Y Class	(8,452,221)	(14,300,517)
Investor Class	(3,881,250)	(8,329,125)
Advisor ClassB	(277,450)	(182,971)
Retirement Class	—	(23,149)
A Class	(124,783)	(202,139)
C Class	(21,084)	(55,584)
AMR Class	—	(12,918,138)
Net realized gain from investments:
Institutional ClassA	(9,476,767)	—
Y Class	(4,762,157)	—
Investor Class	(2,928,681)	—
Advisor ClassB	(209,279)	—
A Class	(91,005)	—
C Class	(32,829)	—

Net distributions to shareholders	(46,944,064)	(61,922,324)

Capital Share Transactions:
Proceeds from sales of shares	1,257,857,958	614,046,532
Reinvestment of dividends and distributions	42,786,888	56,545,674
Cost of shares redeemed	(638,592,286)	(779,609,590)
Redemption fees	—	11,444

Net increase (decrease) in net assets from capital share transactions	662,052,560	(109,005,940)

Net increase (decrease) in net assets	550,214,628	(194,098,822)

Net Assets:
Beginning of period	2,100,639,488	2,294,738,310

End of Period *	$2,650,854,116	$2,100,639,488

*Includes undistributed (overdistribution of) net investment income	$52,877,849	$25,244,601

A Includes AMR Class Distributions (Note 1).
B Includes Retirement Class Distributions (Note 1).

See accompanying notes

18

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2016

1. Organization

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”) as a diversified, open-end management investment company. As of October 31, 2016, the Trust consists of twenty-five active series, one of which is presented in this filing (the “Fund”): the American Beacon International Equity Fund. The remaining twenty-four active series are reported in separate filings

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

The AMR Class closed on May 31, 2016 and the shares merged into the Institutional class. The Retirement Class closed on January 15, 2016 and the shares merged into the Advisor Class.

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

		Minimum Initial
Class	Eligible Investors	Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations such as broker-dealers or retirement plan sponsors.	$2,500
Advisor Class	All investors who invest through intermediary organizations, such as broker- dealers or third party administrators.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker- dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or employee directed benefit plans with applicable sales charges, which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to

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American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2016

purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Fund will normally be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may also designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gains in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management Agreement

From November 1, 2015 to May 29, 2016 the Trust and the Manager were parties to a Management Agreement that obligated the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. As compensation for performing the duties required under the Management Agreement,

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American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2016

the Manager received from the Fund an annualized fee equal to 0.05% of the average daily net assets. Effective May 29, 2016, the Fund and the Manager entered into a Management Agreement that obligates the Manager to provide investment advisory, fund management, and administrative services to the Fund. As compensation for performing the duties under the Management Agreement, the Manager receives from the Fund an annualized fee at the following annual rates as a percentage of average daily net assets: 0.35% of the first $15 billion, 0.325% of the next $15 billion, and 0.30% over $30 billion. The Fund also pays the unaffiliated investment advisors hired to direct investment activities of the Fund an annualized investment advisory fee based on a percentage of the Fund’s average daily assets. Management fees paid by the Fund during the year ended October 31, 2016 were as follows:

Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
0.62%	$10,028,181	$5,688,099	$4,340,082

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. This fee is included in “Management and investment advisory fees” on the Statement of Operations. During the year ended October 31, 2016, securities lending fees paid to the Manager were $136,639.

Administration Agreement

From November 1, 2015 to May 29, 2016, the Manager and the Trust were parties to an Agreement which obligated the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administration Agreement, the Manager received an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, Advisor, A, and C Classes and 0.05% of the average daily net assets of the AMR Class of the Fund.

Distribution Plans

The Fund, except for the Advisor, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor Class, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

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American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2016

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to the Trust’s Board of Trustees (the “Board”) approval, has agreed to reimburse the Manager for all or a portion of the servicing fees paid to these intermediaries for the Institutional Class. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediaries average net assets in the Institutional Class on an annual basis.

For the year ended October 31, 2016, the sub-transfer agent fees, as reflected in “Transfer agent fees” in the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
International Equity Fund	$407,881

As of October 31, 2016, the Fund owes the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” in the Statement of Assets and Liabilities.

Fund	Reimbursement of Sub-Transfer Agent Fees
International Equity Fund	$42,128

Investment in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2016, the Manager earned fees totaling $91,781 from the Fund’s direct investment in the USG Select Fund and $39,271 from the Fund’s securities lending collateral invested in USG Select Fund.

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended October 31, 2016, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

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American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2016

Fund	Recovered Expenses	Excess Expenses Carryover	Expired Carryover Expenses	Expiration of Reimbursed Expenses
International Equity Fund	$—	$—	$88,916	2016
International Equity Fund	—	151,730	—	2017
International Equity Fund	—	105,014	—	2018

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2016, Foreside collected $2,761 for the Fund from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2016, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2016, $1,326 in CDSC fees was collected for Class C Shares of the Fund.

Trustee Fees and Expenses

Effective July 1, 2016, as compensation for their service to the Trust and the American Beacon Select Funds, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board of Trustee meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency

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American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2016

Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of the portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADRs and futures contracts. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Other investments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-income securities are considered Level 2 as they are valued using observable inputs.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement

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American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2016

between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2016, the investments were classified as described below:

International Equity Fund (1)	Level 1	Level 2	Level 3	Total
Foreign Common Stocks	$2,511,897,821	$—	$—	$2,511,897,821
Foreign Preferred Stocks	34,488,088	—	—	34,488,088
Short-Term Investments—Money Market Funds	87,141,057	—	—	87,141,057
Securities Lending Collateral Invested in Money Market Funds	1,711,611	—	—	1,711,611

Total Investments in Securities	$2,635,238,577	$—	$—	$2,635,238,577

Financial Derivatives Instruments—Assets
Futures Contracts	$2,334,391	$—	$—	$2,334,391
Forward Currency Contracts	—	533,639	—	533,639

Total Financial Derivative Instruments	$2,334,391	$533,639	$—	$2,868,030

Financial Derivatives Instruments—Liabilities
Futures Contracts	$(111,130)	$—	$—	$(111,130)
Forward Currency Contracts	—	(4,540,410)	—	(4,540,410)

Total Financial Derivative Instruments	$(111,130)	$(4,540,410)	$—	$(4,651,540)

*	Refer to the Schedule of Investments for country information.

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the year ended October 31, 2016, there were no transfers between levels.

4. Securities and Other Investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S.

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American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2016

currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Chess Depository Instruments (“CDIs”)

CDIs are financial products in which a unit of beneficial ownership is the underlying financial interests of the issuer. The financial interests of the issuer can be foreign equities, debt or other securities through one or more nominee companies, known as depository nominees. These underlying financial interests are quoted on the Australian Stock Exchange (“ASX”) market. With the exception of voting arrangements and some corporate actions of foreign issuers domiciled in certain jurisdictions, the CDI holder has the same rights as holders of financial interests of the issuer that are legally registered in the holder’s name. All of the economic benefits such as dividends, bonus issues, rights issues, interest payments, and maturity payments or similar corporate actions flow through to the CDI holder as if you were the legal owner of the corresponding financial product. The difference between holding CDIs and holding the foreign shares of the issuer is that the holder has beneficial ownership of the equivalent number of foreign shares of the issuer instead of legal title. Legal title to the foreign shares of the issuer is held by a nominee company on behalf of CDI holders.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes the distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Fund may invest in shares of other investment companies, including open-end fund, closed-end fund, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Master Agreements

The Fund is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could

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American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2016

be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

5. Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bear the credit risk if the counterparty fails to perform under the contract.

For the year ended October 31, 2016, the Fund entered into forward foreign currency exchange contracts primarily for hedging foreign currency fluctuations.

The Fund’s forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following tables illustrate the average quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amount Outstanding—Purchased Contracts
Fund	Year Ended October 31, 2016
International Equity	$180,679,362

Average Forward Foreign Currency Notional Amount Outstanding—Sold Contracts
Fund	Year Ended October 31, 2016
International Equity	$64,841,923

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until

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American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2016

the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the year ended October 31, 2016, the Fund entered into future contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Number of Futures Contracts Outstanding
Fund	Year ended October 31, 2016
International Equity	1,513

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure (1):

Fair Values of financial derivative instruments on the Statement of Assets and Liabilities not accounting for as hedging instruments as of October 31, 2016:

Assets	Derivative	Total
Unrealized appreciation of forward foreign currency contracts	Foreign Exchange Contracts	$533,639
Receivable for variation margin from open futures contracts (2)	Equity Contracts	2,334,391

Liaibilities	Derivative	Total
Unrealized depreciation of forward foreign currency contracts	Foreign Exchange Contracts	$(4,540,410)
Payable for variation margin from open futures contracts(2)	Equity Contracts	(111,130)

The effect of financial derivative instruments not accounted for as hedging instruments on the Statement of Operations for the year ended October 31, 2016:

Statement of Operations	Derivative	Total
Net realized gain (loss) from forward foreign currency contracts	Foreign Exchange Contracts	$4,302,718
Net realized gain (loss) from futures contracts	Equity Contracts	13,698,686

Statement of Operations	Derivative	Total
Change in net unrealized appreciation (depreciation)of forward foreign currency contracts	Foreign Exchange Contracts	$(4,001,300)
Change in net unrealized appreciation (depreciation) of futures contracts	Equity Contracts	(2,583,868)

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6. Principal Risks

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Fund’s income. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Fund’s investments may be illiquid and the Fund may not be able to vary the portfolio investments in response to changes in economic and other conditions. If the Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

28

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2016

Market Risks

The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed-income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed-income securities.

Credit and Counterparty Risk

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers for futures contracts” and “Payable to brokers for futures contracts”, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party is determined at the close of business of the Fund and additional required collateral is delivered to/pledged

29

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2016

by the Fund on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties such as International Swaps and Derivatives Association (“ISDA”) agreements which provides for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2016:

Offsetting of Financial Assets and Derivative Assets as of October 31, 2016:

			Net Amounts of Assets
		Gross Amounts Offset in	Presented in the
	Gross Amounts of	the Statement of Assets	Statement of Assets and
Description	Recognized Assets	and Liabilities	Liabilities
Futures Contracts(1)	$2,334,391	$—	$2,334,391
Forward Foreign Currency Contracts	533,639	—	533,639
Securities Lending	1,626,366	—	1,626,366

	$4,494,396	$—	$4,494,396

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2016:

			Net Amounts of
			Liabilities
		Gross Amounts Offset in	Presented in the
	Gross Amounts of	the Statement of Assets	Statement of Assets and
Description	Recognized Liabilities	and Liabilities	Liabilities
Futures Contracts(1)	$(111,130)	$—	$(111,130)
Forward Foreign Currency Contracts	(4,540,410)	—	(4,540,410)

	$(4,651,540)	$—	$(4,651,540)

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of October 31, 2016:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amount of Assets
	Presented in the Statement	Financial	Cash Collateral
Counterparty	of Assets and Liabilities	Instruments	Received(2)	Net Amount
BNP Paribas SA	$(582,733)	$—	$—	$(582,733)
Bank of Montreal	(297,529)	—	—	(297,529)
CitiBank, N.A	(1,676,590)	—	—	(1,676,590)
Citigroup Global Markets Inc.	104,364	—	(104,364)	—
Goldman Sachs Bank USA	(450,235)	—	—	(450,235)
Goldman Sachs Bank USA(1)	2,223,261	—	—	2,223,261
Goldman Sachs & Co	1,413,711	—	(1,413,711)	—
HSBC Bank USA	5,493	—	—	5,493
JPMorgan Chase Bank N.A.	24,898	—	—	24,898

30

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2016

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amount of Assets
	Presented in the Statement	Financial	Cash Collateral
Counterparty	of Assets and Liabilities	Instruments	Received(2)	Net Amount
Morgan Stanley & Co LLC	108,291	—	(108,291)	—
Morgan Stanley Bank, N.A.	(12,868)	—	—	(12,868)
Royal Bank of Canada	(38,675)	—	—	(38,675)
Standard Chartered Bank	67,967	—	—	67,967
Societe Generale	(1,045,387)	—	—	(1,045,387)
Toronto Dominion Bank	(53,348)	—	—	(53,348)
UBS AG	18,228	—	—	18,228
Westpac Banking Corporation	34,008	—	—	34,008

	$(157,144)	$—	$(1,626,366)	$(1,783,510)

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.
(2)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $1,711,611 has been received in connection with securities lending transactions.

7. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2016 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid are as follows:

Distributions paid from: Ordinary Income*	Year Ended October 31, 2016	Year Ended October 31, 2015
Institutional ClassA	$16,689,014	$25,910,701
Y Class	8,453,455	14,300,517
Investor Class	3,882,009	8,329,125
Advisor ClassB	277,504	182,971
Retirement Class	—	23,149
A Class	124,807	202,139
C Class	21,093	55,584
AMR Class	—	12,918,138

31

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2016

Distributions paid from:	Year Ended	Year Ended
Long-term capital gain	October 31, 2016	October 31, 2015
Institutional ClassA	9,474,311	—
Y Class	4,760,923	—
Investor Class	2,927,922	—
Advisor ClassB	209,225	—
Retirement Class	—	—
A Class	90,981	—
C Class	32,820	—
AMR Class	—	—

Total distributions paid	$46,944,064	$61,922,324

*	For tax purposes, short-term capital gains are considered ordinary income distributions.
A	Includes AMR Class Distributions (Note1).
B	Includes Retirement Class Distributions (Note1).

As of October 31, 2016, the components of distributable earnings (deficits) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$2,606,833,653
Unrealized appreciation	217,009,867
Unrealized depreciation	(188,604,943)

Net unrealized appreciation (depreciation)	28,404,924

Undistributed ordinary income	50,287,334
Accumulated capital and other losses	(66,848,629)
Other temporary differences	2,546,743

Distributable earnings (deficits)	$14,390,372

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gain (losses) on certain derivative instruments, the realization for tax purposes of unrealized gain (losses) on investments in passive foreign investment companies, and Section 732 basis adjustments.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency reclasses, gains (losses) from sales of investments in passive foreign investment companies and Section 732 basis adjustments as of October 31, 2016:

Paid-in-capital	$152,755
Undistributed net investment income (loss)	3,586,297
Accumulated net realized gain (loss)	(3,739,052)
Unrealized appreciation (depreciation) of investments and futures contracts	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

32

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2016

As of October 31, 2016, the Fund had $21,948,151 short-term and $44,112,279 long-term post RIC MOD capital loss carryforwards.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2016 were as follows:

International Equity
Purchases	$1,244,341,402
Sales and Maturities	556,079,683

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2016 are as follows:

	October 31, 2015			October 31, 2016
Type of Transaction	Shares/Fair Value	Purchases	Sales	Shares/Fair Value	Dividend Income
Direct	$10,000,000	$1,259,490,098	$1,182,349,041	$87,141,057	$254,429
Securities Lending	11,032,268	805,353,120	815,101,679	1,283,709	N/A

9. Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10% and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral

33

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2016

may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2016, the value of outstanding securities on loan and the value of collateral was as follows:

Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
$1,626,366	$—	$1,711,611

Cash collateral is listed in the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended October 31,
	2016A		2015
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	39,315,483	$674,540,803	14,554,114	$277,407,239
Redemption Fees	—	—	—	4,774
Reinvestment of dividends	1,293,027	22,763,428	1,146,883	21,400,844
Shares redeemed	(17,470,092)	(305,075,450)	(9,538,836)	(185,188,055)

Net increase in shares outstanding	23,138,418	$392,228,781	6,162,161	$113,624,802

	Y Class
	Year Ended October 31,
	2016		2015
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	27,158,767	$459,233,941	7,834,210	$156,416,603
Redemption Fees	—	—	—	2,682
Reinvestment of dividends	685,248	12,498,922	699,117	13,513,939
Shares redeemed	(12,558,440)	(226,108,345)	(4,577,514)	(91,291,650)

Net increase in shares outstanding	15,285,575	$245,624,518	3,955,814	$78,641,574

	Investor Class
	Year Ended October 31,
	2016		2015
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	5,700,250	$96,710,198	5,497,995	$103,983,625
Redemption Fees	—	—	—	1,733
Reinvestment of dividends	388,556	6,791,967	447,841	8,294,024
Shares redeemed	(5,089,939)	(87,258,245)	(5,558,945)	(105,616,253)

Net increase in shares outstanding	998,867	$16,243,920	386,892	$6,663,129

34

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2016

	Advisor Class
	Year Ended October 31,
	2016B		2015
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	775,088	$13,279,031	997,669	$19,927,464
Redemption Fees	—	—	—	55
Reinvestment of dividends	27,102	486,499	9,635	182,689
Shares redeemed	(787,201)	(13,645,734)	(190,604)	(3,717,444)

Net increase in shares outstanding	14,989	$119,796	816,701	$16,392,763

	Retirement Class
	Year Ended October 31,
	2016		2015
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	—	$—	84,609	$1,756,598
Redemption Fees	—	—	—	7
Reinvestment of dividends	—	—	1,162	23,149
Shares redeemed	—	—	(19,653)	(404,425)

Net increase in shares outstanding	—	$—	66,118	$1,375,329

	A Class
	Year Ended October 31,
	2016		2015
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	798,761	$13,513,325	347,418	$6,622,452
Redemption Fees	—	—	—	43
Reinvestment of dividends	11,164	195,041	9,423	174,604
Shares redeemed	(303,956)	(5,233,453)	(220,828)	(4,163,330)

Net increase in shares outstanding	505,969	$8,474,913	136,012	$2,633,769

	C Class
	Year Ended October 31,
	2016		2015
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	34,805	$580,660	102,005	$1,903,152
Redemption Fees	—	—	—	15
Reinvestment of dividends	2,988	51,031	2,111	38,286
Shares redeemed	(77,300)	(1,271,059)	(49,388)	(912,923)

Net increase (decrease) in shares outstanding	(39,507)	$(639,368)	54,727	$1,028,530

	AMR Class
	Year Ended October 31,
	2016		2015
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,402,677	$46,029,399
Redemption Fees	—	—	—	2,136
Reinvestment of dividends	—	—	691,920	12,918,138
Shares redeemed	—	—	(20,543,543)	(388,315,509)

Net (decrease) in shares outstanding	—	$—	(17,448,947)	$(329,365,836)

A	Includes AMR Class transactions (Note 1).
B	Includes Retirement Class transactions (Note 1).

11. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

35

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional ClassD
	Year Ended
	October 31,
	2016	2015		2014		2013		2012B
Net asset value, beginning of period	$18.79	$19.51		$20.07		$16.05		$15.27

Income (loss) from investment operations:
Net investment income	0.29	0.35		0.54		0.36		0.41
Net gains (losses) from investments (both realized and unrealized)	(1.24)	(0.55)		(0.77)		4.07		0.92

Total income (loss) from investment operations	(0.95)	(0.20)		(0.23)		4.43		1.33

Less distributions:
Dividends from net investment income	(0.27)	(0.52)		(0.33)		(0.41)		(0.55)
Distributions from net realized gains	(0.16)	—		—		—		—

Total distributions	(0.43)	(0.52)		(0.33)		(0.41)		(0.55)

Redemption fees added to beneficial interest	—	—	C	—	C	—	C	—	C

Net asset value, end of period	$17.41	$18.79		$19.51		$20.07		$16.05

Total return A	(5.07)%	(0.99)%		(1.18)%		28.14%		9.25%

Ratios and supplemental data:
Net assets, end of period	$1,450,052,040	$1,037,148,821		$956,960,452		$870,729,423		$608,256,240
Ratios to average net assets:
Expenses, before reimbursements	0.69%	0.70%		0.72%		0.72%		0.72%
Expenses, net of reimbursements	0.69%	0.69%		0.70%		0.71%		0.72%
Net investment income (loss), before reimbursements	2.22%	1.93%		2.74%		2.16%		2.85%
Net investment income, net of reimbursements	2.22%	1.94%		2.76%		2.17%		2.85%
Portfolio turnover rate	25%	33%		23%		27%		60%

	Y Class
	Year Ended
	October 31,
	2016	2015		2014		2013		2012 B
Net asset value, beginning of period	$19.46	$20.21		$20.81		$16.65		$15.82

Income (loss) from investment operations:
Net investment income	0.41	0.35		0.50		0.62		0.41
Net gains (losses) from investments (both realized and unrealized)	(1.40)	(0.57)		(0.77)		3.97		0.95

Total income (loss) from investment operations	(0.99)	(0.22)		(0.27)		4.59		1.36

Less distributions:
Dividends from net investment income	(0.28)	(0.53)		(0.33)		(0.43)		(0.53)
Distributions from net realized gains	(0.16)	—		—		—		—

Total distributions	(0.44)	(0.53)		(0.33)		(0.43)		(0.53)

Redemption fees added to beneficial interest	—	—	C	—	C	—	C	—	C

Net asset value, end of period	$18.03	$19.46		$20.21		$20.81		$16.65

Total return A	(5.14)%	(1.06)%		(1.31)%		28.04%		9.15%

Ratios and supplemental data:
Net assets, end of period	$820,596,038	$587,949,806		$530,836,707		$441,945,876		$1,511,614
Ratios to average net assets:
Expenses, before reimbursements	0.77%	0.77%		0.82%		0.85%		0.80%
Expenses, net of reimbursements	0.77%	0.77%		0.82%		0.85%		0.80%
Net investment income (loss), before reimbursements	2.43%	1.87%		2.62%		2.55%		2.74%
Net investment income, net of reimbursements	2.43%	1.87%		2.62%		2.55%		2.74%
Portfolio turnover rate	25%	33%		23%		27%		60%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	The Boston Company Asset Management, LLC was terminated as an investment advisor to the International Equity Fund on December 31, 2011.
C	Amount represents less than $0.01 per share.
D	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class.

36

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended
	October 31,
	2016	2015		2014		2013		2012 B
Net asset value, beginning of period	$18.60	$19.32		$19.86		$15.88		$15.11

Income (loss) from investment operations:
Net investment income	0.34	0.31		0.46		0.25		0.38
Net gains (losses) from investments (both realized and unrealized)	(1.33)	(0.57)		(0.76)		4.09		0.87

Total income (loss) from investment operations	(0.99)	(0.26)		(0.30)		4.34		1.25

Less distributions:
Dividends from net investment income	(0.21)	(0.46)		(0.24)		(0.36)		(0.48)
Distributions from net realized gains	(0.16)	—		—		—		—

Total distributions	(0.37)	(0.46)		(0.24)		(0.36)		(0.48)

Redemption fees added to beneficial interest	—	—	C	—	C	—	C	—	C

Net asset value, end of period	$17.24	$18.60		$19.32		$19.86		$15.88

Total return A	(5.38)%	(1.35)%		(1.54)%		27.81%		8.77%

Ratios and supplemental data:
Net assets, end of period	$334,895,337	$342,720,411		$348,541,811		$337,424,064		$453,141,427
Ratios to average net assets:
Expenses, before reimbursements	1.06%	1.03%		1.05%		1.04%		1.09%
Expenses, net of reimbursements	1.06%	1.03%		1.05%		1.04%		1.09%
Net investment income (loss), before reimbursements	1.95%	1.60%		2.36%		1.67%		2.50%
Net investment income, net of reimbursements	1.95%	1.60%		2.36%		1.67%		2.50%
Portfolio turnover rate	25%	33%		23%		27%		60%

	Advisor ClassD
	Year Ended
	October 31,
	2016	2015		2014		2013		2012 B
Net asset value, beginning of period	$19.01	$19.76		$20.36		$16.36		$15.52

Income (loss) from investment operations:
Net investment income (loss)	0.35	0.38		0.44		(0.41)		0.09
Net gains (losses) from investments (both realized and unrealized)	(1.37)	(0.68)		(0.77)		4.83		1.18

Total income (loss) from investment operations	(1.02)	(0.30)		(0.33)		4.42		1.27

Less distributions:
Dividends from net investment income	(0.21)	(0.45)		(0.27)		(0.42)		(0.43)
Distributions from net realized gains	(0.16)	—		—		—		—

Total distributions	(0.37)	(0.45)		(0.27)		(0.42)		(0.43)

Redemption fees added to beneficial interest	—	—	C	—	C	—	C	—	C

Net asset value, end of period	$17.62	$19.01		$19.76		$20.36		$16.36

Total return A	(5.40)%	(1.51)%		(1.64)%		27.51%		8.59%

Ratios and supplemental data:
Net assets, end of period	$23,692,313	$22,912,069		$7,677,201		$5,231,812		$1,396,948
Ratios to average net assets:
Expenses, before reimbursements	1.19%	1.16%		1.19%		1.20%		1.31%
Expenses, net of reimbursements	1.19%	1.16%		1.19%		1.20%		1.31%
Net investment income (loss), before reimbursements	1.87%	1.55%		2.21%		1.39%		2.18%
Net investment income, net of reimbursements	1.87%	1.55%		2.21%		1.39%		2.18%
Portfolio turnover rate	25%	33%		23%		27%		60%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	The Boston Company Asset Management, LLC was terminated as an investment advisor to the International Equity Fund on December 31, 2011.
C	Amount represents less than $0.01 per share.
D	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.

37

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended
	October 31,
	2016	2015		2014		2013		2012 B
Net asset value, beginning of period	$18.59	$19.32		$19.92		$16.02		$15.33

Income (loss) from investment operations:
Net investment income	0.32	0.31		0.46		0.43		0.48
Net gains (losses) from investments (both realized and unrealized)	(1.30)	(0.59)		(0.78)		3.89		0.76

Total income (loss) from investment operations	(0.98)	(0.28)		(0.32)		4.32		1.24

Less distributions:
Dividends from net investment income	(0.22)	(0.45)		(0.28)		(0.42)		(0.55)
Distributions from net realized gains	(0.16)	—		—		—		—

Total distributions	(0.38)	(0.45)		(0.28)		(0.42)		(0.55)

Redemption fees added to beneficial interest	—	—	C	—	C	—	C	—	C

Net asset value, end of period	$17.23	$18.59		$19.32		$19.92		$16.02

Total return A	(5.34)%	(1.42)%		(1.65)%		27.51%		8.62%

Ratios and supplemental data:
Net assets, end of period	$18,673,142	$10,747,749		$8,540,234		$4,113,299		$1,255,390
Ratios to average net assets:
Expenses, before reimbursements	1.07%	1.08%		1.15%		1.21%		1.29%
Expenses, net of reimbursements	1.07%	1.08%		1.15%		1.25%		1.26%
Net investment income (loss), before reimbursements	1.94%	1.55%		2.31%		1.73%		2.03%
Net investment income, net of reimbursements	1.94%	1.55%		2.31%		1.69%		2.07%
Portfolio turnover rate	25%	33%		23%		27%		60%

	C Class
	Year Ended
	October 31,
	2016	2015		2014		2013		2012 B
Net asset value, beginning of period	$18.09	$18.83		$19.47		$15.70		$15.21

Income (loss) from investment operations:
Net investment income	0.18	0.16		0.30		0.52		0.40
Net gains (losses) from investments (both realized and unrealized)	(1.28)	(0.56)		(0.75)		3.59		0.71

Total income (loss) from investment operations	(1.10)	(0.40)		(0.45)		4.11		1.11

Less distributions:
Dividends from net investment income	(0.10)	(0.34)		(0.19)		(0.34)		(0.62)
Distributions from net realized gains	(0.16)	—		—		—		—

Total distributions	(0.26)	(0.34)		(0.19)		(0.34)		(0.62)

Redemption fees added to beneficial interest	—	—	C	—	C	—	C	—	C

Net asset value, end of period	$16.73	$18.09		$18.83		$19.47		$15.70

Total return A	(6.12)%	(2.12)%		(2.36)%		26.56%		7.89%

Ratios and supplemental data:
Net assets, end of period	$2,945,246	$3,899,081		$3,028,934		$1,219,537		$114,972
Ratios to average net assets:
Expenses, before reimbursements	1.85%	1.82%		1.90%		1.95%		2.12%
Expenses, net of reimbursements	1.85%	1.83%		1.90%		1.99%		1.98%
Net investment income (loss), before reimbursements	1.12%	0.77%		1.53%		1.13%		1.56%
Net investment income, net of reimbursements	1.12%	0.77%		1.53%		1.09%		1.70%
Portfolio turnover rate	25%	33%		23%		27%		60%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	The Boston Company Asset Management, LLC was terminated as an investment advisor to the International Equity Fund on December 31, 2011.
C	Amount represents less than $0.01 per share.

38

American Beacon International Equity FundSM

Federal Tax Information

October 31, 2016 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended October 31, 2016. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2016.

The Fund designated the following items with regard to distributions paid during the year ended October 31, 2016. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends Received Deduction	0.00%
Qualified Dividend Income	100.00%

The Fund designated a foreign tax credit of $6,319,497 based on foreign sourced income of $72,093,079.

The Fund designated $17,496,182 as long-term capital gains distribution for the year ended October 31, 2016.

Shareholders will receive notification in January 2017 of the applicable tax information necessary to prepare their 2016 income tax returns.

39

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of the Management Agreement and Investment Advisory Agreements of the Fund in June 2016

At in-person meetings held on May 17, 2016 and June 8, 2016 (collectively, the “Meetings”), the Board considered and then, at its June 8th meeting, approved the renewal of: (1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (the “Trust”) on behalf of the American Beacon International Equity Fund (“Fund”); and (2) the investment advisory agreements (the “Investment Advisory Agreements”) among the Manager, the Trust, on behalf of the Fund, and Causeway Capital Management LLC (“Causeway”), Templeton Investment Counsel, LLC (“Templeton”) and Lazard Asset Management LLC (“Lazard”), (collectively, the “subadvisors”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. The Board noted that as a result of the acquisition of Lipper, Inc. (“Lipper”) by Broadridge, Lipper expense and performance information was provided by Broadridge. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or the subadvisors.

•	comparisons of the performance of an appropriate share class of the Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Broadridge and Morningstar, and to the performance of any similar accounts managed by the firm;

•	comparisons of the Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds, including peer group averages and fee and expense analyses provided by Broadridge and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for the Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to the Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to the Fund and whether the current fee rates charged or to be charged to the Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the firm or Fund as a result of their relationship, if any;

•	information regarding the securities lending, cash management, administrative and accounting-related services that the Manager provides to the Fund, as applicable, and the fees that the Manager receives for such services; and

•	information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Fund, staffing levels, portfolio managers’ compensation, disaster recovery plans, insurance coverage, material pending litigation, code of ethics, compliance matters, trading activities, and actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Fund.

40

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that prior to May 29, 2016, the Manager provided management and administrative services to the Fund pursuant to separate agreements. The Board noted, in this regard, that many mutual funds have separate contracts governing both types of services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, both gross and net of any waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Management Agreement and Investment Advisory Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to renew the Agreements on behalf of the Fund, the Trustees considered the best interests of the Fund. While the Management Agreement and the Investment Advisory Agreements for all series of the Trust and American Beacon Select Funds (together, the “Trusts”) were considered at the Meetings, the Board considered the Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the subadvisors for the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationship with the Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance and the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Fund; the Manager’s commitment to enhance the Fund’s product line and increase assets in the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staffing levels.

41

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

With respect to the renewal of the Investment Advisory Agreements, the Trustees considered the level of staffing and the size of the subadvisors. The Board also considered the adequacy of the resources committed to the Fund by the subadvisors, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisors. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisors were appropriate for the Fund and, thus, determined to renew the Agreements for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent peer selection methodology to select all Lipper performance groups and universes. The Board also considered that the performance groups and universes selected by Broadridge may not provide appropriate comparisons for certain series of the Trusts. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered the Manager’s recommendation to continue to retain the subadvisors. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all series of the Trusts and at an individual Fund level, with the Fund being profitable for the Manager. The Board noted that the Manager did not manage other accounts in the same strategy as the Fund.

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, with respect to Templeton, Lazard and Causeway, the Manager has negotiated the lowest fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of the subadvisory fee rate. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rates for each subadvisor. The Board also noted that, for purposes of determining the fee rates chargeable to the Fund, Causeway, Lazard and Templeton

42

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

have agreed to take into account assets of American Airlines Group and its pension plans that are managed by the subadvisors. Thus, the Fund is able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. The Board also considered the Manager’s representation that the Fund benefits from economies of scale because comparably low fee rate levels are reflected in the current fee rates the Manager charges. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or subadvisors’ investment process and expanding the level of assets under management by the Manager and the subadvisor. In addition, the Board noted that certain subadvisors benefit from soft dollar arrangements for third party and/or proprietary research.

In addition, the Manager noted that the Fund also derives benefits from its association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most series of the Trusts at a lower than industry average cost. The Board considered that certain subadvisors reimburse the Manager for certain costs relating to distribution activities for the series of the Trusts, as well as representations by all such subadvisors that they would not reduce their fee rates in lieu of providing such reimbursements. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made versus the Fund’s Lipper performance universe and Lipper performance group, with the 1st Quintile representing the top twenty percent of the universe or group based on performance and the 5th Quintile representing the bottom twenty percent of the universe or group based on performance. References below to the Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Broadridge. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Broadridge. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/ objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, if available, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus the Fund’s Lipper expense universe and Lipper expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered the Fund’s Morningstar fee level category. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

In considering the renewal of the Management Agreement for the Fund, the Trustees considered the following additional factors:

43

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking - Institutional Class	Below Average Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2016)

Compared to Lipper Performance Universe	2nd Quintile
Compared to Lipper Performance Group	4th Quintile

In considering the renewal of the Investment Advisory Agreements with Causeway, Lazard, and Templeton, the Trustees considered the following additional factors:

Subadvisor Performance (compared to Lipper Performance Universe for period indicated, ending March 31, 2016)

Causeway	5 years	2nd Quintile
Lazard	5 years	1st Quintile
Templeton	5 years	4th Quintile

The Trustees also considered: (1) information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages its allocated of the Fund; (2) explanations from the Manager and the subadvisors regarding the subadvisors’ underperformance relative to their benchmarks and comparable accounts, as applicable; and (3) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

44

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-six seven funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811. A

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships
INTERESTED TRUSTEES

Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (79)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).
NON-INTERESTED TRUSTEES	Term

Lifetime of Trust until removel resignation or retirement*

Gilbert G. Alvarado (46)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Josephe B. Armes (54)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (58)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003- 2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Brenda A. Cline (55)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc.(public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (62)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008- 2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

45

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships
TRUSTEES (CONT.)	Term

M. Dunning (74)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard M. Massman (73)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004- 2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (53)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005- Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (70) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001- 2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

OFFICERS

Gene. L. Needles, Jr. (61)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Astro AB Borrower, Inc. (2015-Present); President, CEO and Director, Astro AB Acquisition, Inc.(2015-Present); President, CEO and Director, Astro AB Topco, Inc. (2015-Present), President, CEO and Director, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (57)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Astro AB Acquisition, Inc. (2015- Present); Secretary, Astro AB Topco, Inc. (2015-Present); Secretary, Astro AB Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008- 2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (56)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Paul B. Cavazos (47)	VP since 2016	Chief Investment Officer and Vice President, Asset Management, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016);

Erica Duncan (46)	VP since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

46

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships
OFFICERS	Term

Melinda G. Heika (55)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Astro AB Acquisition, Inc. (2015-Present); Treasurer, Astro AB Topco, Inc. (2015-Present); Treasurer, Astro AB Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

One Year

Terri L. McKinney (52)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (41)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Astro AB Borrower, Inc. (2015-Present); Senior Vice President and Director, Astro AB Acquisition, Inc. (2015-Present); Senior Vice President and Director, Astro AB Topco, Inc. (2015-Present), Senior Vice President and Director, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (53)	VP since 2011	Chief Fixed Income Officer (2016–Present), Vice President, Fixed Income Investments (2011-2016) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (45)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (59)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Astro AB Acquisition, Inc.(2015-Present); Asst. Treasurer, Astro AB Topco, Inc. (2015-Present); Asst. Treasurer, Astro AB Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Shelley D. Abrahams (41)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present)

Rebecca L. Harris (49)	Assistant Secretary since 2011	Assistant Secretary, American Beacon Advisors, Inc. (2011-Present)

Diana N. Lai (40)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present)

Teresa A. Oxford (58)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present)

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

47

American Beacon FundsSM

Privacy Policy

October 31, 2016 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

48

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone:	By Mail:
Institutional, Y, Investor, and Advisor Classes	American Beacon Funds
Call (800) 658-5811	P.O. Box 219643
Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www. sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN	TRANSFER AGENT	INDEPENDENT REGISTERED	DISTRIBUTOR
State Street Bank and	Boston Financial Data	PUBLIC ACCOUNTING FIRM	Foreside Fund Services,
Trust	Services	Ernst & Young LLP	LLC
Boston, Massachusetts	Kansas City, Missouri	Dallas, Texas	Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon International Equity Fund are service marks of American Beacon Advisors, Inc.

AR 10/16

American Beacon®
FUNDS

2016 ANNUAL REPORT

October 31, 2016

LARGE CAP VALUE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

LARGE CAP VALUE FUND RISKS

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2016

President’s Message

Dear Shareholders,

During the 12-month period ended October 31, 2016, China’s slowing growth escalated concerns for global markets, and many of the world’s central banks - the Federal Reserve included - responded by either continuing or expanding their economic stimulation policies. In the first half of 2016, international stocks declined while U.S. and emerging-market stocks made modest gains. Falling global interest rates supported bond returns during the period.

On June 24, 2016, the U.K. announced that the “Brexit” referendum to leave the European Union passed with a 52% majority vote, further shaking up global markets. By the end of that month, however, the U.S. stock market and some global markets had rebounded to near pre-Brexit levels as investors took opportunistic risks following the historic vote. After Theresa May’s succession as the U.K.’s prime minister on July 13, 2016, many central banks put their Brexit concerns on hold and turned their attention to their own economies.

In the weeks ahead of the U.S. presidential election on November 8, 2016, uncertainty about the outcome caused many investors to stay on the sidelines. Although investors may question whether the election’s result could have negative consequences for their portfolios, elections rarely have a lasting effect on the market. Historically speaking, from August 1 to October 31 during 19 of the last 22 election years - or approximately 86% of the time - the S&P 500 rallied for an average gain of approximately 6%.

For the 12 months ended October 31, 2016, the American Beacon Large Cap Value Fund (Investor Class) returned 1.33%.

American Beacon Advisors identifies and partners with experienced asset managers from across all asset classes to help protect our shareholders’ portfolios over the long term. We are proud to offer a variety of funds that allow investors to invest in the asset classes best aligned with their long-term goals.

Thank you for your continued investment in American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2016 (Unaudited)

U.S. and emerging markets rallied over the trailing 12-month period ended October 31, 2016. Central banks around the world continued to set the pace for equity markets. With more than one third of all sovereign debt ($13 trillion) posting negative yields, the monetary spigots remained wide open, forcing investors to search for yield elsewhere – including equities. However, European markets were shaken by the U.K.’s surprising Brexit vote in June and broadly declined. Among major benchmarks, the Standard & Poor’s 500 Index added 4.5%.

In December 2015, the Federal Reserve (the “Fed”) raised its benchmark rate after several years of near-zero interest rates, driven largely by the central bank’s confidence in the economy. U.S. interest rates then remained unchanged for the rest of the period. Fed Chair Janet Yellen began the year with a hawkish tone, and most market participants anticipated two or more rates hikes in 2016. However, market volatility related to the Brexit vote prompted policymakers to delay raising interest rates in spite of stable economic data in the U.S.

The Brexit vote dominated headlines in June and initially caused growth expectations to fall drastically. The referendum had far-reaching implications. U.S. markets declined in the aftermath, but quickly recovered as much of the market corrected what was largely viewed as an overreaction. The dollar rose versus the pound, which ended the period at a 31-year low. Growth forecasts in the U.K. have since been revised upward after decisive policy action from the Bank of England, the immediate appointment of Prime Minister Theresa May and strong manufacturing and services sector data. European Central Bank President Mario Draghi maintained low interest rates as the rest of Europe struggled to generate inflation, which turned positive in June. As the year progressed, post-Brexit risks seemed to recede.

The Fed’s 2% GDP growth and inflation targets remained elusive for most of the period, and inventories were low. But most recently, third-quarter GDP showed 2.9% growth, which was the highest in two years and surpassed estimates of 2.5%. Consumer spending has been consistently strong, and the U.S. ended the period near full employment. Additionally, the Manufacturing sector’s Purchasing Managers’ Index was expansionary, with readings above 50 over the last 12 months. On the back of the measured policy response, the U.S. dollar ended the period only slightly higher overall.

For quite some time now, the battle for leadership within domestic equity markets has been raging between stocks perceived as “bond proxies” and those with more interest rate and economic sensitivity. The latter group struggled mightily during the first six months of 2016, but outperformed the bond proxies in the third quarter as interest rates rose.

The “battle of the bond proxies” should continue until interest rates trend toward sustainably higher levels. The Fed’s multi-year suppression of interest rates was designed to push investors out on the risk spectrum and encourage growth; instead, the unintended consequence has been risk aversion. This has caused investors to search for perceived safety in assets with a current yield, regardless of valuation (e.g., bond proxies). More broadly, risk aversion has been evident on a global basis, even in countries with negative interest rates. Negative interest rates may prove ineffective and the road back to normalized interest rates might be bumpy with additional unintended consequences.

Further, investors have flocked to passive funds at the expense of active funds in an attempt to avoid risk. The current cycle of passive outperformance began with the bull market that started about seven years ago. Since that time, lower interest rates and excess liquidity have propelled equity markets in a highly correlated manner, without much regard for fundamentals. After one of the longest and highest-returning bull markets in history, the overall market is no longer inexpensive, and many companies and sectors are richly valued. As such, the long run of outperformance by passive strategies has left many companies within the benchmark overvalued and susceptible to dividend cuts, price declines or both.

Election news dominated headlines over the period, particularly in the run-up to Election Day, and increased volatility. Most polls projected Democratic nominee Hillary Rodham Clinton would win the U.S. presidential election. Toward the end of the period, markets were shaken and the U.S. presidential election narrowed after

2

Domestic Equity Market Overview

October 31, 2016 (Unaudited)

the reemergence of the FBI investigation into Ms. Clinton’s private email servers. Uncertainty from the presidential election created an overhang at the end of the period.

3

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2016 (Unaudited)

The Investor Class of the Large Cap Value Fund (the “Fund”) returned 1.33% for the twelve months ended October 31, 2016, underperforming the Russell 1000® Value Index (the “Index”) return of 6.37% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/06 through 10/31/16

Total Returns for the Period ended October 31, 2016

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2006- 10/31/2016
Institutional Class (1,6)	AADEX	1.69%	5.06%	12.04%	5.04%	$16,357
Y Class (1,2,6)	ABLYX	1.61%	4.98%	11.96%	4.98%	$16,256
Investor Class (1,6)	AAGPX	1.33%	4.70%	11.65%	4.70%	$15,826
Advisor Class (1,6)	AVASX	1.21%	4.56%	11.51%	4.53%	$15,572
A without Sales Charge (1,3,6)	ALVAX	1.33%	4.64%	11.54%	4.63%	$15,721
A with Sales Charge (1,3,6)	ALVAX	-4.50%	2.59%	10.23%	4.01%	$14,815
C without Sales Charge (1,4,6)	ALVCX	0.51%	3.84%	10.68%	4.13%	$14,983
C with Sales Charge (1,4,6)	ALVCX	-0.49%	3.84%	10.68%	4.13%	$14,983
Russell 1000 Value Index (5)		6.37%	7.59%	13.31%	5.35%	$16,837

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www. americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/06 up to 8/3/09, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/06.

4

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2016 (Unaudited)

3.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/06 through 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/06. A Class shares have a maximum sales charge of 5.75%.
4.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/06 through 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/06. A portion of the fees charged to the C Class were waived from 2010 through 2012, partially recovered in 2013, and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012. C Class shares have a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.
5.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. One cannot directly invest in an index.
6.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, and C Class shares was 0.59%, 0.68%, 0.94%, 1.08%, 0.98%, and 1.74% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index as both stock selection and sector allocation detracted value relative to the Index for the twelve-month period.

The Fund’s investments in the Health Care, Utilities, and Financials sectors contributed to most of the stock selection underperformance. In the Health Care sector, Valeant Pharmaceuticals International (down 71.7%) and Sanofi ADR (down 20.8%) were the largest negative contributors. Positions in Calpine Corp. (down 22.7%) and NRG Energy Inc. (down 12.9%) detracted from the Fund’s returns in the Utilities sector. In the Financials sector, the Fund’s position in Nomura Holdings Inc. Spons. ADR (down 44.3%) and Citigroup Inc. (down 5.9%) contributed to the Fund’s underperformance.

Sector allocation detracted as a significant overweight in Consumer Discretionary - the worst performing sector in the Index - and an underweight in Utilities (down 2.8% and up 17.5%, respectively) hurt relative performance compared to the Index. The Fund’s overweight position in Telecommunication Services (up 11.4%) and slight overweight position in Industrials (up 11.2%) somewhat muted relative underperformance from sector allocation.

The sub-advisors continue to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)
Bank of America Corp.		3.5
Citigroup		3.5
JPMorgan Chase & Co.		3.1
BP PLC, Sponsored ADR		2.4
American Financial Group, Inc.		2.3
Microsoft Corp.		1.9
Oracle Corp.		1.8
Wells Fargo & Co.		1.8
General Motors Co.		1.6
Anthem, Inc.		1.5
Total Fund Holdings	218

5

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2016 (Unaudited)

Sector Allocation (% Equities)
Financials	26.8
Consumer Discretionary	13.5
Industrials	12.5
Energy	11.9
Health Care	11.6
Information Technology	9.7
Consumer Staples	5.3
Telecommunication Services	3.3
Materials	2.6
Utilities	2.5
Real Estate	0.3

6

American Beacon Large Cap Value FundSM

Expense Examples

October 31, 2016 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

7

American Beacon Large Cap Value FundSM

Expense Examples

October 31, 2016 (Unaudited)

Large Cap Value Fund

	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period 5/1/2016-10/31/2016*
Institutional Class
Actual	$1,000.00	$1,032.83	$3.07
Hypothetical**	$1,000.00	$1,022.12	$3.05
Y Class
Actual	$1,000.00	$1,032.63	$3.42
Hypothetical**	$1,000.00	$1,021.77	$3.40
Investor Class
Actual	$1,000.00	$1,030.76	$4.75
Hypothetical**	$1,000.00	$1,020.46	$4.72
Advisor Class
Actual	$1,000.00	$1,030.29	$5.51
Hypothetical**	$1,000.00	$1,019.72	$5.48
A Class
Actual	$1,000.00	$1,031.07	$5.00
Hypothetical**	$1,000.00	$1,020.23	$4.98
C Class
Actual	$1,000.00	$1,026.57	$8.86
Hypothetical**	$1,000.00	$1,016.40	$8.82

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.60%, 0.67%, 0.93%, 1.08%, 0.98%, and 1.74% for the Institutional, Y, Investor, Advisor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

8

American Beacon Large Cap Value FundSM

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

American Beacon Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Large Cap Value Fund (one of the funds constituting the American Beacon Funds) (the Fund), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Large Cap Value Fund at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 29, 2016

9

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
COMMON STOCK - 97.98%
CONSUMER DISCRETIONARY - 13.06%
Auto Components - 2.68%
Adient PLCA B	378,657	$17,232,680
Delphi Automotive PLCB	128,990	8,393,379
Goodyear Tire & Rubber Co.	965,109	28,017,114
Johnson Controls International PLC B	2,927,772	118,047,767
Magna International, Inc., Class A	971,041	39,861,233

		211,552,173

Automobiles - 2.86%
Ford Motor Co.	1,868,652	21,937,974
General Motors Co.	3,961,405	125,180,398
Harley-Davidson, Inc.	395,711	22,563,441
Honda Motor Co., Ltd., ADRC	580,972	17,330,395
Toyota Motor Corp., ADRC	336,099	38,873,210

		225,885,418

Hotels, Restaurants & Leisure - 0.43%
Carnival Corp.	303,500	14,901,850
Norwegian Cruise Line Holdings Ltd.A	484,900	18,848,063

		33,749,913

Household Durables - 0.76%
Koninklijke Philips Electronics N.V.	1,028,802	30,894,924
Newell Rubbermaid, Inc.	41,101	1,973,670
Stanley Black & Decker, Inc.	48,327	5,501,546
Tupperware Brands Corp.	363,884	21,658,376

		60,028,516

Media - 2.76%
CBS Corp., Class BD	693,403	39,260,478
Comcast Corp., Class A	695,586	43,001,127
Discovery Communications, Inc., Class AA	2,083,744	53,847,656
Interpublic Group of Cos., Inc.	94,501	2,115,877
Omnicom Group, Inc.	327,924	26,174,894
Scripps Networks Interactive, Inc., Class A	463,800	29,850,168
Time Warner, Inc.	102,480	9,119,695
Time, Inc.	10,905	141,765
Viacom, Inc., Class B	315,500	11,850,180
Walt Disney Co.	26,341	2,441,547

		217,803,387

Multiline Retail - 2.56%
Dillard’s, Inc., Class A	288,700	17,697,310
Kohl’s Corp.	579,756	25,364,325
Macy’s, Inc.	1,006,500	36,727,185
Michael Kors Holdings Ltd.A	961,328	48,816,236
Target Corp.	1,064,644	73,172,982

		201,778,038

Specialty Retail - 1.01%
Advance Auto Parts, Inc.	20,420	2,860,434
Bed Bath & Beyond, Inc.	677,206	27,372,667
Hanesbrands, Inc.	127,597	3,279,243
Signet Jewelers Ltd.	406,300	33,015,938
Staples, Inc.	1,771,500	13,109,100

		79,637,382

Total Consumer Discretionary		1,030,434,827

See accompanying notes

10

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
CONSUMER STAPLES - 5.22%
Beverages - 0.19%
Diageo PLC, Sponsored ADRB C	106,169	$11,416,353
PepsiCo, Inc.	30,742	3,295,542

		14,711,895

Food & Drug Retailing - 0.94%
CVS Caremark Corp.	578,724	48,670,688
Mead Johnson Nutrition Co., Class A	40,070	2,996,034
Wal-Mart Stores, Inc.	325,282	22,776,246

		74,442,968

Food Products - 0.95%
Archer Daniels Midland Co.	201,139	8,763,626
Bunge Ltd.	184,614	11,447,914
Danone S.A., Sponsored ADRC	363,566	5,057,203
General Mills, Inc.	184,342	11,425,517
JM Smucker Co.	45,772	6,010,321
Kellogg Co.	226,495	17,016,569
Nestle S.A., Sponsored ADRC	213,893	15,538,257

		75,259,407

Household Products - 0.06%
Procter & Gamble Co.	51,278	4,450,930

Personal Products - 0.06%
Coty, Inc.	210,224	4,833,050

Tobacco - 3.02%
Altria Group, Inc.	1,102,011	72,864,967
Imperial Brands PLC, ADRB C	1,277,114	61,748,462
Philip Morris International, Inc.	1,071,553	103,340,571

		237,954,000

Total Consumer Staples		411,652,250

ENERGY - 11.61%
Energy Equipment & Services - 0.51%
Cobalt International Energy, Inc.A	3,695,065	3,488,511
Helmerich & Payne, Inc.	245,500	15,493,505
Oceaneering International, Inc.	407,800	9,705,640
Schlumberger Ltd.	149,615	11,704,381

		40,392,037

Oil & Gas - 11.10%
Anadarko Petroleum Corp.	736,800	43,795,392
Apache Corp.	632,368	37,613,249
BP PLC, Sponsored ADRB C	5,336,832	189,724,378
Canadian Natural Resources Ltd.	2,104,303	66,727,448
Chevron Corp.	104,577	10,954,441
ConocoPhillips	1,549,516	67,326,470
Devon Energy Corp.	1,051,166	39,828,680
EOG Resources, Inc.	116,316	10,517,293
Exxon Mobil Corp.	136,069	11,337,269
Hess Corp.	1,198,292	57,482,067
Kosmos Energy Ltd.A	1,991,145	10,373,865
Marathon Oil Corp.	6,347,986	83,666,455
Marathon Petroleum Corp.	1,237,639	53,948,684
Murphy Oil Corp.	991,960	25,662,005
Occidental Petroleum Corp.	847,616	61,799,683
Phillips 66	830,904	67,427,860

See accompanying notes

11

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
ENERGY - 11.61% (continued)
Oil & Gas - 11.10% (continued)
Royal Dutch Shell PLC, Class A, ADRB C	757,322	$37,722,209

		875,907,448

Total Energy		916,299,485

FINANCIALS - 26.27%
Banks - 2.85%
Citizens Financial Group	1,774,053	46,728,556
PNC Financial Services Group, Inc.	1,114,444	106,540,846
Popular, Inc.	786,700	28,557,210
Regions Financial Corp.	2,064,900	22,115,079
U.S. Bancorp	464,061	20,771,370

		224,713,061

Diversified Financials - 17.63%
American Express Co.	139,128	9,240,882
Bank of America Corp.	16,788,298	277,006,917
Bank of New York Mellon Corp.	273,912	11,852,172
BlackRock, Inc., Class A	27,475	9,375,569
Blackstone Group, LPE	2,180,248	54,571,607
Capital One Financial Corp.	1,104,364	81,767,111
Citigroup, Inc.	5,650,641	277,729,005
Franklin Resources, Inc.	246,291	8,290,155
Goldman Sachs Group, Inc.	243,929	43,477,905
JPMorgan Chase & Co.	3,508,503	242,998,918
KKR & Co., LPE	4,119,108	58,450,143
Moody’s Corp.	56,887	5,718,281
Morgan Stanley	1,284,378	43,116,569
Nasdaq OMX Group	157,408	10,069,390
S&P Global, Inc.	19,627	2,391,550
Santander Consumer USA Holdings, Inc.	2,351,547	28,688,873
SLM Corp.A	3,067,330	21,624,677
State Street Corp.	598,216	42,000,745
Synchrony Financial	824,787	23,580,660
Wells Fargo & Co.	3,030,594	139,437,630

		1,391,388,759

Insurance - 5.79%
Allstate Corp.	334,047	22,681,791
American International Group, Inc.	2,945,183	181,717,791
Aon PLCB	151,068	16,742,866
Berkshire Hathaway, Inc., Class BA	373,691	53,923,611
Chubb Ltd.	160,325	20,361,275
MetLife, Inc.	1,338,166	62,840,275
Prudential Financial, Inc.	111,423	9,447,556
Travelers Cos., Inc.	185,910	20,111,744
Unum Group	776,037	27,471,710
XL Group Ltd.	1,195,493	41,483,607

		456,782,226

Total Financials		2,072,884,046

HEALTH CARE - 11.36%
Biotechnology - 0.54%
Biogen Idec, Inc.A	63,700	17,847,466
Gilead Sciences, Inc.	339,900	25,026,837

		42,874,303

Health Care Equipment & Supplies - 1.80%
Medtronic PLCB	1,310,640	107,498,693

See accompanying notes

12

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
HEALTH CARE - 11.36% (continued)
Health Care Equipment & Supplies - 1.80% (continued)
St. Jude Medical, Inc.	105,139	$8,184,020
Thermo Fisher Scientific, Inc.	85,959	12,638,552
Zimmer Biomet Holdings, Inc.	132,067	13,919,862

		142,241,127

Health Care Providers & Services - 1.88%
Anthem, Inc.	982,331	119,706,856
Cigna Corp.	42,006	4,991,573
Express Scripts Holding Co.A	93,068	6,272,783
Humana, Inc.	64,153	11,004,164
McKesson Corp.	52,650	6,695,501

		148,670,877

Pharmaceuticals - 7.14%
Abbott Laboratories	306,756	12,037,105
AbbVie, Inc.	521,484	29,088,378
Akorn, Inc.A	515,600	12,348,620
GlaxoSmithKline PLC, ADRB C	1,009,934	40,407,459
Horizon Pharma PLCA B	1,182,692	19,774,610
Jazz Pharmaceuticals PLCA B	120,168	13,154,791
Johnson & Johnson	918,979	106,592,374
Mallinckrodt PLCA B	345,107	20,451,041
Merck & Co., Inc.	1,290,456	75,775,576
Mylan N.V.A	542,185	19,789,753
Novartis AG, ADRC	34,256	2,432,861
Pfizer, Inc.	3,622,421	114,866,970
Roche Holding AG, Sponsored ADRC	78,323	2,245,912
Sanofi, ADRC	2,399,145	93,302,749

		562,268,199

Total Health Care		896,054,506

INDUSTRIALS - 12.28%
Aerospace & Defense - 3.89%
AerCap Holdings N.V.A	1,441,600	59,264,176
Boeing Co.	229,785	32,728,278
Embraer S.A., ADRA C	456,000	9,753,840
General Dynamics Corp.	225,936	34,057,593
Lockheed Martin Corp.	57,371	14,135,067
Northrop Grumman Corp.	43,235	9,900,815
Raytheon Co.	532,467	72,740,317
Rockwell Collins, Inc.	455,739	38,427,912
United Technologies Corp.	345,720	35,332,584

		306,340,582

Air Freight & Couriers - 0.20%
United Parcel Service, Inc., Class B	149,111	16,068,201

Airlines - 1.57%
American Airlines Group, Inc.	1,427,300	57,948,380
Delta Air Lines, Inc.	1,581,600	66,063,432

		124,011,812

Commercial Services & Supplies - 0.03%
Equifax, Inc.	18,917	2,345,140

Construction & Engineering - 0.62%
AECOM Technology Corp.A	569,964	15,873,497
Chicago Bridge & Iron Co., N.V.	672,519	21,534,058

See accompanying notes

13

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
INDUSTRIALS - 12.28% (continued)
Construction & Engineering - 0.62% (continued)
Fluor Corp.	224,400	$11,666,556

		49,074,111

Diversified Manufacturing - 0.65%
Eaton Corp., PLCB	801,705	51,124,728

Electrical Equipment - 0.34%
IPG Photonics Corp.	273,900	26,571,039

Industrial Conglomerates - 1.26%
3M Co.	126,093	20,843,173
Honeywell International, Inc.	717,276	78,670,832

		99,514,005

Machinery - 3.56%
Caterpillar, Inc.	305,714	25,514,890
CNH Industrial N.V.	4,305,739	33,498,649
Cummins, Inc.	448,997	57,390,797
Danaher Corp.	157,084	12,338,948
Deere & Co.	33,356	2,945,335
Illinois Tool Works, Inc.	82,339	9,351,240
Ingersoll-Rand PLCB	80,282	5,402,176
PACCAR, Inc.	199,351	10,948,357
Parker Hannifin Corp.	232,901	28,588,598
Pentair PLCB	79,032	4,357,034
Reliance Steel & Aluminum Co.	429,575	29,546,169
Terex Corp.	953,010	22,757,879
Xylem, Inc.	797,370	38,536,892

		281,176,964

Road & Rail - 0.16%
Canadian National Railway Co.	88,613	5,571,099
Union Pacific Corp.	80,340	7,084,381

		12,655,480

Total Industrials		968,882,062

INFORMATION TECHNOLOGY - 9.55%
Communications Equipment - 1.45%
Cisco Systems, Inc.	1,626,970	49,915,440
Corning, Inc.	2,834,940	64,381,487

		114,296,927

Computers & Peripherals - 0.90%
Hewlett Packard Enterprise Co.	2,389,544	53,693,054
International Business Machines Corp.	47,677	7,327,478
Teradata Corp.A	378,794	10,212,286

		71,232,818

Electronic Equipment & Instruments - 0.29%
TE Connectivity Ltd.	361,800	22,746,366

IT Consulting & Services - 0.59%
Accenture PLC, Class AB	244,301	28,397,548
Cognizant Technology Solutions Corp., Class AA	74,238	3,812,121
Fidelity National Information Services, Inc.	130,776	9,666,962
Fiserv, Inc.A	47,149	4,643,234

		46,519,865

Semiconductor Equipment & Products - 2.21%
Analog Devices, Inc.	33,353	2,137,927

See accompanying notes

14

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
INFORMATION TECHNOLOGY - 9.55% (continued)
Semiconductor Equipment & Products - 2.21% (continued)
Applied Materials, Inc.	579,625	$16,855,495
Intel Corp.	895,856	31,238,499
Micron Technology, Inc.A	3,539,979	60,746,040
Qualcomm, Inc.	678,608	46,633,942
Texas Instruments, Inc.	236,344	16,744,972

		174,356,875

Semiconductors & Semiconductor Equipment - 0.07%
Versum Materials, Inc.A	229,346	5,206,154

Software - 4.04%
Amdocs Ltd.	37,833	2,211,339
Microsoft Corp.	2,516,435	150,784,785
Navient Corp.	1,693,101	21,637,831
Oracle Corp.	3,762,127	144,540,919

		319,174,874

Total Information Technology		753,533,879

MATERIALS - 2.57%
Chemicals - 1.90%
AdvanSix, Inc.A	21,609	344,880
Air Products & Chemicals, Inc.	458,692	61,198,687
Dow Chemical Co.	320,197	17,229,801
Eastman Chemical Co.	253,126	18,202,291
EI du Pont de Nemours & Co.	126,528	8,703,861
LyondellBasell Industries N.V., Class A	217,700	17,318,036
Monsanto Co.	39,956	4,026,366
PPG Industries, Inc.	202,929	18,898,778
Sherwin-Williams Co.	17,231	4,219,183

		150,141,883

Containers & Packaging - 0.21%
Crown Holdings, Inc.A	98,437	5,340,207
Packaging Corp. of America	136,115	11,229,488

		16,569,695

Paper & Forest Products - 0.46%
International Paper Co.	409,486	18,439,155
Louisiana-Pacific Corp.A	976,777	17,923,858

		36,363,013

Total Materials		203,074,591

REAL ESTATE - 0.31%
Equity Real Estate Investment Trusts - 0.31%
Two Harbors Investment Corp.F	2,980,254	24,825,516

TELECOMMUNICATION SERVICES - 3.28%
Diversified Telecommunication Services - 2.19%
AT&T, Inc.	1,137,026	41,831,187
Telefonaktiebolaget LM Ericsson, ADRC	9,207,520	44,840,622
Verizon Communications, Inc.	1,790,978	86,146,042

		172,817,851

Wireless Telecommunication Services - 1.09%
China Mobile Ltd., Sponsored ADRC	738,143	42,391,552
Vodafone Group PLC, ADRB C	1,555,850	43,314,864

		85,706,416

Total Telecommunication Services		258,524,267

See accompanying notes

15

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
UTILITIES - 2.47%
Electric - 2.44%
Calpine Corp.A	4,750,278	$56,528,308
CenterPoint Energy, Inc.	1,920,602	43,789,726
Duke Energy Corp.	120,784	9,665,136
Entergy Corp.	577,229	42,530,233
NRG Energy, Inc.	1,808,932	19,228,947
PPL Corp.	292,554	10,046,304
Southern Co.	200,199	10,324,262

		192,112,916

Multi-Utilities - 0.03%
Xcel Energy, Inc.	57,307	2,381,106

Total Utilities		194,494,022

Total Common Stock (Cost $6,919,143,905)		7,730,659,451

SHORT-TERM INVESTMENTS - 2.70% (Cost $213,056,490)
American Beacon U.S. Government Money Market Select Fund, Select ClassG	213,056,490	213,056,490

TOTAL INVESTMENTS - 100.68% (Cost $7,132,200,395)		7,943,715,941
LIABILITIES, NET OF OTHER ASSETS - (0.68%)		(53,760,778)

TOTAL NET ASSETS - 100.00%		$7,889,955,163

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	PLC - Public Limited Company.
C	ADR - American Depositary Receipt.
D	Non-voting participating shares.
E	MLP - Master Limited Partnership.
F	REIT - Real Estate Investment Trust.
G	The Fund is affiliated by having the same investment advisor.

Futures Contracts Open on October 31, 2016:

		Number of			Unrealized Appreciation
Description	Type	Contracts	Expiration Date	Contract Value	(Depreciation)
S&P 500 E-Mini Index Futures	Long	1,819	December 2016	$192,823,095	$(1,333,265)

				$192,823,095	$(1,333,265)

See accompanying notes

16

American Beacon Large Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments in unaffiliated securities, at fair value A	$7,730,659,451
Investments in affiliated securities, at fair value B	213,056,490
Deposit with brokers for futures contracts	11,598,821
Receivable for investments sold	30,765,204
Receivable for fund shares sold	2,121,790
Dividends and interest receivable	20,205,501
Receivable for tax reclaims	516,616
Prepaid expenses	504,423

Total assets	8,009,428,296

Liabilities:
Payable for investments purchased	37,706,263
Payable for fund shares redeemed	75,358,203
Management and investment advisory fees payable	3,677,155
Administrative service and service fees payable	572,712
Transfer agent fees payable	79,870
Custody and fund accounting fees payable	283,421
Professional fees payable	84,429
Prospectus and shareholder reports fees payable	228,176
Trustee fees payable	33,525
Payable for variation margin from open futures contracts	1,329,518
Other liabilities	119,861

Total liabilities	119,473,133

Net assets	$7,889,955,163

Analysis of Net Assets:
Paid-in-capital	7,015,611,811
Undistributed net investment income	157,535,300
Accumulated net realized (loss)	(93,374,228)
Unrealized appreciation of investments	811,515,545
Unrealized depreciation of futures contracts	(1,333,265)

Net assets	$7,889,955,163

See accompanying notes

17

American Beacon Large Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2016

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	199,113,278

Y Class	13,633,017

Investor Class	93,050,896

Advisor Class	4,751,490

A Class	1,467,671

C Class	379,663

Net assets:
Institutional Class C	$5,137,688,375

Y Class	$349,542,346

Investor Class	$2,245,534,741

Advisor Class D	$113,168,437

A Class	$35,071,001

C Class	$8,950,263

Net asset value, offering and redemption price per share:
Institutional Class C	$25.80

Y Class	$25.64

Investor Class	$24.13

Advisor Class D	$23.82

A Class	$23.90

A Class (offering price)	$25.36

C Class	$23.57

A Cost of investments in unaffiliated securities	$6,919,143,905
B Cost of investments in affiliated securities	$213,056,490
C Includes AMR Class Assets (Note 1).
D Includes Retirement Class Assets (Note 1).

See accompanying notes

18

American Beacon Large Cap Value FundSM

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$242,423,845
Dividend income from affiliated securities	329,864
Interest income	2,387
Miscellaneous income (SEC litigation)	3,463

Total investment income	242,759,559

Expenses:
Management and investment advisory fees (Note 2)	31,756,907
Administrative service fees (Note 2):
Institutional Class B	9,864,394
Y Class	661,211
Investor Class	4,415,537
Advisor Class C	225,527
A Class	63,994
C Class	18,547
Transfer agent fees:
Institutional Class B	1,832,710
Y Class	11,964
Investor Class	93,868
Advisor Class C	7,614
A Class	3,049
C Class	923
Custody and fund accounting fees	906,654
Professional fees	259,871
Registration fees and expenses	218,719
Service fees (Note 2):
Y Class	386,965
Investor Class	8,861,384
Advisor Class C	319,354
A Class	55,796
C Class	15,946
Distribution fees (Note 2):
Advisor Class C	324,126
A Class	92,993
C Class	106,309
Prospectus and shareholder report expenses	639,008
Trustee fees	536,011
Other expenses	568,743

Total expenses	62,248,124

Net expenses	62,248,124

Net investment income	180,511,435

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	12,655,110
Commission recapture (Note 1)	145,831
Foreign currency transactions	(302)
Futures contracts	21,130,757
Change in net unrealized appreciation (depreciation) of:
Investments	(121,001,315)
Futures contracts	(9,701,174)

Net (loss) from investments	(96,771,093)

Net increase in net assets resulting from operations	$83,740,342

A Foreign taxes	$2,550,027
B Includes AMR Class Expenses (Note 1).
C Includes Retirement Class Expenses (Note 1).

See accompanying notes

19

American Beacon Large Cap Value FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$180,511,435	$201,033,970
Net realized gain (loss) from investments, commission recapture, and futures contracts	33,931,396	1,203,995,675
Change in net unrealized appreciation (depreciation) from investments, foreign currency, and futures contracts	(130,702,489)	(1,484,220,925)

Net increase (decrease) in net assets resulting from operations	83,740,342	(79,191,280)

Distributions to Shareholders:
Net investment income:
Institutional Class A	(112,844,075)	(124,763,801)
Y Class	(7,022,245)	(9,069,998)
Investor Class	(44,777,647)	(80,020,378)
Advisor Class B	(2,064,915)	(3,032,969)
Retirement Class	—	(253,722)
A Class	(682,320)	(602,546)
C Class	(109,038)	(150,764)
AMR Class	—	(19,775,107)
Net realized gain from investments:
Institutional Class A	(517,703,342)	(375,074,205)
Y Class	(34,252,889)	(27,794,219)
Investor Class	(267,451,860)	(281,034,917)
Advisor Class B	(13,186,133)	(10,664,945)
Retirement Class	—	(961,019)
A Class	(3,722,088)	(1,967,168)
C Class	(1,104,967)	(725,312)
AMR Class	—	(52,660,349)

Net distributions to shareholders	(1,004,921,519)	(988,551,419)

Capital Share Transactions:
Proceeds from sales of shares	1,146,991,291	2,349,907,135
Reinvestment of dividends and distributions	959,961,629	953,936,966
Cost of shares redeemed	(3,312,409,718)	(3,646,861,648)

Net (decrease) in net assets from capital share transactions	(1,205,456,798)	(343,017,547)

Net (decrease) in net assets	(2,126,637,975)	(1,410,760,246)

Net Assets:
Beginning of period	10,016,593,138	11,427,353,384

End of Period *	$7,889,955,163	$10,016,593,138

*Includes undistributed (overdistribution of) net investment income	$157,535,300	$148,695,713

A Includes AMR Class Distributions (Note 1).
B Includes Retirement Class Distributions (Note 1).

See accompanying notes

20

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2016

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2016, the Trust consists of twenty-five active series, one of which is presented in this filing (the “Fund”): American Beacon Large Cap Value Fund. The remaining twenty-four active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

The AMR Class closed on May 31, 2016, and the shares merged into the Institutional Class. The Retirement class closed on January 15, 2016, and the shares were merged into the Advisor Class.

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations such as broker-dealers or retirement plan sponsors - sold directly through intermediary channels.	$2,500
Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or employee directed benefit plans with applicable sales charges, which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to

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American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2016

purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund also designates earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain on the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management Agreement

From November 1, 2015 to May 29, 2016 the Trust and the Manager were parties to a Management Agreement that obligated the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. As compensation for performing the duties required under the Management Agreement,

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American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2016

the Manager received from the Fund an annualized fee equal to 0.05% of the average daily net assets. Effective May 29, 2016, the Fund and the Manager entered a Management Agreement that obligates the Manager to provide investment advisory, fund management, and administrative services to the Fund. As compensation for performing the duties under the Management Agreement, the Manager receives from the Fund an annualized fee at the following annual rates as a percentage of average daily net assets: 0.35% of the first $15 billion, 0.325% of the next $15 billion, and 0.30% of the next $30 billion. The Fund also pays the unaffiliated investment advisors hired to direct investment activities of the Fund an annualized investment advisory fee based on a percentage of the Fund’s average daily assets. Management fees paid by the Fund during the year ended October 31, 2016 were as follows:

Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
0.53%	$31,756,907	$16,123,290	$15,633,617

Administration Agreement

From November 1, 2015 to May 29, 2016, the Manager and the Trust were parties to an Administrative Agreement which obligated the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Agreement, the Manager received an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, and C Classes of the Fund.

Distribution Plans

The Fund, except for the Advisor, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, advisor, A and C Classes of the Fund. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor Class, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to the Trust’s Board of Trustees (the “Board”)

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American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2016

approval, has agreed to reimburse the Manager for all or a portion of the servicing fees paid to these intermediaries for the Institutional Class. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediaries average net assets in the Institutional Class on an annual basis.

For the year ended October 31, 2016, the sub-transfer agent fees, as reflected in “Transfer agent fees” in the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Large Cap Value	$1,651,538

As of October 31, 2016, the Fund owes the Manager the following reimbursement of sub-transfer agent fees, as reflect in “Transfer agent fees Payable” in the Statement of Assets and Liabilities.

Fund	Reimbursement of Sub-Transfer Agent Fees
Large Cap Value	$57,317

Investment in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees totaling 0.10% of its average daily net assets of the USG Select Fund. During the year ended October 31, 2016, the Manager earned fees totaling $117,880 on the Fund’s direct investments in the USG Select Fund.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended October 31, 2016, the Fund participated as a lender by loaning, $20,142,926 for 2 days at an average rate of 0.99% with interest charges earned of $1,099. This amount is included in “Interest income” on the Statement of Operations.

Expense Reimbursement Plan

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the year ended October 31, 2016, there were no waived fees, expenses reimbursed, or recovered expenses.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2016, Foreside collected $3,143 from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2016, $1,255 in CDSC fees were collected for Class A Shares of the Fund.

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American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2016

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2016, $2,143 in CDSC fees were collected for Class C Shares of the Fund.

Trustee Fees and Expenses

Effective July 1, 2016, as compensation for their service to the Trust and the American Beacon Select Funds, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board of Trustee meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”), for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

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American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2016

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-income securities are considered Level 2 as they are valued using observable inputs.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2016, the investments were classified as described on the following page below:

Large Cap Value Fund(1)	Level 1	Level 2	Level 3	Total
Common Stock	$7,730,659,451	$—	$—	$7,730,659,451
Short-Term Investments - Money Market Funds	213,056,490	—	—	213,056,490

Total Investments in Securities	$7,943,715,941	$—	$—	$7,943,715,941

Financial Derivative Instruments - Liabilities
Futures Contracts	$(1,333,265)	$—	$—	$(1,333,265)

Total Financial Derivative Instruments - Liabilities	$(1,333,265)	$—	$—	$(1,333,265)

(1)	Refer to the Schedule of Investments for industry information.

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels the Fund’s assets and liabilities. During the year ended October 31, 2016, there were no transfers between levels.

4. Securities and Other Investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the

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American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2016

Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

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American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2016

For the year ended October 31, 2016, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Number of Futures Contracts Outstanding
Fund	Year ended October 31, 2016
Large Cap Value	2,219

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure (1):

Fair Values of financial derivative instruments not accounted for as hedging instruments as of October 31, 2016:

Statement of Assets and Liabilities	Derivative	Total
Payable for variation margin from open futures contracts(2)	Equity Contracts	$(1,333,265)

The effect of financial derivative instruments not accounted for as hedging instruments during the year ended October 31, 2016:

Statement of Operations	Derivative	Total
Net realized gain (loss) from futures contracts	Equity Contracts	$21,130,757
Change in net unrealized appreciation (depreciation) from futures contracts	Equity Contracts	(9,701,174)

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6. Principal Risks

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Fund’s income. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Fund’s investments may be illiquid and the Fund may not be able to vary the portfolio investments in response to changes in economic and other conditions. If the Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

If the Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed-income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed-income’s market price to interest rate (i.e. yield) movements.

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American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2016

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed-income securities.

Credit and Counterparty Risk

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers for futures contracts” and “Payable to brokers for futures contracts”, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provides for the right to offset under certain circumstances. The Fund employs multiple money managers and

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American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2016

counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2016:

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2016:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Futures Contracts (1)	$(1,333,265)	$—	$(1,333,265)

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty as of October 31, 2016:

		Gross Amounts Not Offset in the
	Net amount of Assets	Statement of Assets and Liabilities
Counterparty	Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.(1)	$(1,333,265)	$—	$—	$(1,333,265)

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.

7. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2016 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

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American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2016

The tax character of distributions paid are as follows:

	Year Ended October 31, 2016	Year Ended October 31, 2015
Distributions paid from:
Ordinary Income*
Institutional ClassA	$120,640,471	$124,763,801
Y Class	7,538,079	9,069,998
Investor Class	48,805,360	80,020,378
Advisor ClassB	2,263,492	3,032,969
Retirement Class	—	253,722
A Class	738,373	602,546
C Class	125,679	150,764
AMR Class	—	19,775,107
Capital Gains
Institutional ClassA	509,906,946	375,074,205
Y Class	33,737,055	27,794,219
Investor Class	263,424,147	281,034,917
Advisor ClassB	12,987,556	10,664,944
Retirement Class	—	961,019
A Class	3,666,035	1,967,168
C Class	1,088,326	725,312
AMR Class	—	52,660,349

Total distributions paid	$1,004,921,519	$988,551,418

*	For tax purposes, short-term capital gains are considered ordinary income distributions.
A	Includes AMR Class Distributions (Note1).
B	Includes Retirement Class Distributions (Note1).

As of October 31, 2016, the components of distributable earnings (deficits) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$7,279,348,173
Unrealized appreciation	1,318,106,635
Unrealized depreciation	(653,738,868)

Net unrealized appreciation (depreciation)	664,367,767
Undistributed ordinary income	145,903,351
Undistributed long-term capital gains	64,071,134
Accumulated capital and other losses	1,333,265
Other temporary differences	(1,332,165)

Distributable earnings (deficits)	$874,343,352

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments and reclassifications of income from real estate investment securities and publicly traded partnerships.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

31

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2016

Accordingly, the following amounts represent current year permanent differences derived from foreign currency reclasses, reclassifications of income from real estate investment securities and publicly traded partnerships and Section 732 basis adjustments as of October 31, 2016:

Paid-in-capital	$2,571
Undistributed net investment income (loss)	(4,171,607)
Accumulated net realized gain (loss)	4,169,037
Unrealized appreciation (depreciation) of investments and futures contracts	(1)

Under the Regulated Investment Company Modernization Act of 2010 (the “RICMOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

For the year ended October 31, 2016, the Fund did not have capital loss carryforwards.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2016, were $2,194,480,669 and $4,174,345,112, respectively.

A summary of the Fund’s direct transactions in the USG Select Fund for the year ended October 31, 2016 are as follows:

October 31, 2015 Shares/Fair Value	Purchases	Sales	October 31, 2016 Shares/Fair Value	Dividend Income
$30,000,000	$2,763,171,476	$2,580,114,986	$213,056,490	$329,864

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended October 31,
	2016A		2015
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	29,011,141	$723,886,356	53,940,136	$1,563,915,553
Reinvestment of dividends	24,324,597	594,255,276	16,487,630	483,582,192
Shares redeemed	(73,620,802)	(1,858,257,006)	(38,409,329)	(1,127,129,052)

Net increase (decrease) in shares outstanding	(20,285,064)	$(540,115,374)	32,018,437	$920,368,693

	Y Class
	Year Ended October 31,
	2016		2015
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	3,157,381	$76,912,328	4,072,105	$118,729,192
Reinvestment of dividends	1,654,777	40,194,522	1,220,185	35,592,785
Shares redeemed	(6,036,346)	(152,194,349)	(4,444,927)	(126,502,782)

Net increase (decrease) in shares outstanding	(1,224,188)	$(35,087,499)	847,363	$27,819,195

	Investor Class
	Year Ended October 31,
	2016		2015
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	12,986,515	$300,013,977	20,038,116	$556,589,704
Reinvestment of dividends	13,342,014	305,665,560	12,465,533	344,921,297
Shares redeemed	(51,928,422)	(1,209,650,645)	(54,777,328)	(1,503,115,041)

Net (decrease) in shares outstanding	(25,599,893)	$(603,971,108)	(22,273,679)	$(601,604,040)

32

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2016

	Advisor Class
	Year Ended October 31,
	2016B		2015
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	1,415,449	$30,873,647	1,284,314	$35,421,241
Reinvestment of dividends	640,459	14,483,364	477,303	13,073,330
Shares redeemed	(3,029,002)	(69,204,203)	(1,531,067)	(41,776,253)

Net increase (decrease) in shares outstanding	(973,094)	$(23,847,192)	230,550	$6,718,318

	Retirement Class
	Year Ended October 31,
	2016		2015
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	—	$—	158,425	$4,293,423
Reinvestment of dividends	—	—	45,141	1,214,741
Shares redeemed	—	—	(259,651)	(6,873,024)

Net (decrease) in shares outstanding	—	$—	(56,085)	$(1,364,860)

	A Class
	Year Ended October 31,
	2016		2015
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	569,278	$13,371,912	954,410	$26,677,074
Reinvestment of dividends	189,233	4,295,607	86,705	2,383,513
Shares redeemed	(776,999)	(17,974,601)	(330,481)	(9,157,669)

Net increase (decrease) in shares outstanding	(18,488)	$(307,082)	710,634	$19,902,918

	C Class
	Year Ended October 31,
	2016		2015
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	82,706	$1,933,071	177,393	$4,792,256
Reinvestment of dividends	47,350	1,067,300	27,874	733,653
Shares redeemed	(223,857)	(5,128,914)	(73,993)	(1,965,588)

Net increase (decrease) in shares outstanding	(93,801)	$(2,128,543)	130,274	$3,560,321

	AMR Class
	Year Ended October 31,
	2016		2015
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,347,254	$39,488,692
Reinvestment of dividends	—	—	2,502,953	72,435,455
Shares redeemed	—	—	(29,482,787)	(830,342,239)

Net (decrease) in shares outstanding	—	$—	(25,632,580)	$(718,418,092)

A Includes AMR Class transactions (Note 1).
B Includes Retirement Class transactions (Note 1).

10. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

33

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional ClassB
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$28.38	$31.21	$27.59	$21.58	$18.99

Income (loss) from investment operations:
Net investment income	0.61	0.55	0.73	0.50	0.45
Net gains (losses) from investments (both realized and unrealized)	(0.29)	(0.70)	3.33	6.00	2.60

Total income (loss) from investment operations	0.32	(0.15)	4.06	6.50	3.05

Less distributions:
Dividends from net investment income	(0.52)	(0.67)	(0.44)	(0.49)	(0.46)
Distributions from net realized gains	(2.38)	(2.01)	—	—	—

Total distributions	(2.90)	(2.68)	(0.44)	(0.49)	(0.46)

Net asset value, end of period	$25.80	$28.38	$31.21	$27.59	$21.58

Total return A	1.69%	(0.76)%	14.89%	30.70%	16.48%

Ratios and supplemental data:
Net assets, end of period	$5,137,688,375	$6,198,883,300	$5,816,013,064	$5,428,755,279	$3,914,172,668
Ratios to average net assets:
Expenses, before reimbursements	0.60%	0.58%	0.58%	0.58%	0.59%
Expenses, net of reimbursements	0.60%	0.58%	0.58%	0.58%	0.59%
Net investment income, before reimbursements	2.16%	1.88%	2.35%	1.99%	2.23%
Net investment income, net of reimbursements	2.16%	1.88%	2.35%	1.99%	2.23%
Portfolio turnover rate	25%	32%	29%	34%	30%

	Y Class
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$28.21	$31.04	$27.46	$21.47	$18.92

Income (loss) from investment operations:
Net investment income	0.59	0.56	0.64	0.40	0.53
Net gains (losses) from investments (both realized and unrealized)	(0.29)	(0.72)	3.37	6.05	2.50

Total income (loss) from investment operations	0.30	(0.16)	4.01	6.45	3.03

Less distributions:
Dividends from net investment income	(0.49)	(0.66)	(0.43)	(0.46)	(0.48)
Distributions from net realized gains	(2.38)	(2.01)	—	—	—

Total distributions	(2.87)	(2.67)	(0.43)	(0.46)	(0.48)

Net asset value, end of period	$25.64	$28.21	$31.04	$27.46	$21.47

Total return A	1.61%	(0.80)%	14.78%	30.59%	16.43%

Ratios and supplemental data:
Net assets, end of period	$349,542,346	$419,096,844	$434,880,702	$327,938,666	$88,508,971
Ratios to average net assets:
Expenses, before reimbursements	0.67%	0.67%	0.67%	0.66%	0.69%
Expenses, net of reimbursements	0.67%	0.67%	0.67%	0.66%	0.69%
Net investment income, before reimbursements	2.08%	1.80%	2.24%	1.78%	2.12%
Net investment income, net of reimbursements	2.08%	1.80%	2.24%	1.78%	2.12%
Portfolio turnover rate	25%	32%	29%	34%	30%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class.

34

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$26.70	$29.51	$26.11	$20.43	$17.99

Income (loss) from investment operations:
Net investment income	0.46	0.45	0.57	0.39	0.36
Net gains (losses) from investments (both realized and unrealized)	(0.25)	(0.68)	3.18	5.69	2.47

Total income (loss) from investment operations	0.21	(0.23)	3.75	6.08	2.83

Less distributions:
Dividends from net investment income	(0.40)	(0.57)	(0.35)	(0.40)	(0.39)
Distributions from net realized gains	(2.38)	(2.01)	—	—	—

Total distributions	(2.78)	(2.58)	(0.35)	(0.40)	(0.39)

Net asset value, end of period	$24.13	$26.70	$29.51	$26.11	$20.43

Total return A	1.33%	(1.07)%	14.50%	30.26%	16.05%

Ratios and supplemental data:
Net assets, end of period	$2,245,534,741	$3,167,585,961	$4,158,361,296	$3,899,010,929	$3,635,332,581
Ratios to average net assets:
Expenses, before reimbursements	0.93%	0.93%	0.93%	0.93%	0.96%
Expenses, net of reimbursements	0.93%	0.93%	0.93%	0.93%	0.96%
Net investment income, before reimbursements	1.84%	1.54%	2.01%	1.67%	1.89%
Net investment income, net of reimbursements	1.84%	1.54%	2.01%	1.67%	1.89%
Portfolio turnover rate	25%	32%	29%	34%	30%

	Advisor ClassB
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$26.40	$29.24	$25.89	$20.25	$17.83

Income (loss) from investment operations:
Net investment income	0.40	0.40	0.47	0.35	0.31
Net gains (losses) from investments (both realized and unrealized)	(0.22)	(0.66)	3.20	5.65	2.48

Total income (loss) from investment operations	0.18	(0.26)	3.67	6.00	2.79

Less distributions:
Dividends from net investment income	(0.38)	(0.57)	(0.32)	(0.36)	(0.37)
Distributions from net realized gains	(2.38)	(2.01)	—	—	—

Total distributions	(2.76)	(2.58)	(0.32)	(0.36)	(0.37)

Net asset value, end of period	$23.82	$26.40	$29.24	$25.89	$20.25

Total return A	1.21%	(1.19)%	14.31%	30.05%	15.96%

Ratios and supplemental data:
Net assets, end of period	$113,168,437	$140,975,319	$149,422,940	$128,528,036	$103,628,855
Ratios to average net assets:
Expenses, before reimbursements	1.08%	1.07%	1.07%	1.07%	1.08%
Expenses, net of reimbursements	1.08%	1.07%	1.07%	1.07%	1.08%
Net investment income, before reimbursements	1.69%	1.40%	1.83%	1.52%	1.78%
Net investment income, net of reimbursements	1.69%	1.40%	1.83%	1.52%	1.78%
Portfolio turnover rate	25%	32%	29%	34%	30%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.

35

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$26.51	$29.38	$26.03	$20.41	$18.01

Income (loss) from investment operations:
Net investment income	0.42	0.47	0.54	0.38	0.36
Net gains (losses) from investments (both realized and unrealized)	(0.21)	(0.71)	3.16	5.65	2.44

Total income (loss) from investment operations	0.21	(0.24)	3.70	6.03	2.80

Less distributions:
Dividends from net investment income	(0.44)	(0.62)	(0.35)	(0.41)	(0.40)
Distributions from net realized gains	(2.38)	(2.01)	—	—	—

Total distributions	(2.82)	(2.63)	(0.35)	(0.41)	(0.40)

Net asset value, end of period	$23.90	$26.51	$29.38	$26.03	$20.41

Total return A	1.33%	(1.14)%	14.37%	30.03%	15.91%

Ratios and supplemental data:
Net assets, end of period	$35,071,001	$39,401,153	$22,781,918	$11,904,903	$6,222,523
Ratios to average net assets:
Expenses, before reimbursements	0.98%	0.97%	1.04%	1.08%	1.12%
Expenses, net of reimbursements	0.98%	0.97%	1.04%	1.08%	1.12%
Net investment income, before reimbursements	1.78%	1.48%	1.83%	1.44%	1.66%
Net investment income, net of reimbursements	1.78%	1.48%	1.83%	1.44%	1.66%
Portfolio turnover rate	25%	32%	29%	34%	30%

	C Class
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$26.17	$29.03	$25.81	$20.29	$17.95

Income (loss) from investment operations:
Net investment income	0.20	0.27	0.35	0.23	0.22
Net gains (losses) from investments (both realized and unrealized)	(0.19)	(0.70)	3.11	5.58	2.42

Total income (loss) from investment operations	0.01	(0.43)	3.46	5.81	2.64

Less distributions:
Dividends from net investment income	(0.23)	(0.42)	(0.24)	(0.29)	(0.30)
Distributions from net realized gains	(2.38)	(2.01)	—	—	—

Total distributions	(2.61)	(2.43)	(0.24)	(0.29)	(0.30)

Net asset value, end of period	$23.57	$26.17	$29.03	$25.81	$20.29

Total return A	0.51%	(1.83)%	13.48%	29.00%	14.97%

Ratios and supplemental data:
Net assets, end of period	$8,950,263	$12,389,141	$9,964,292	$5,199,605	$2,468,569
Ratios to average net assets:
Expenses, before reimbursements	1.74%	1.73%	1.79%	1.84%	1.88%
Expenses, net of reimbursements	1.74%	1.73%	1.81%	1.92%	1.87%
Net investment income, before reimbursements	1.02%	0.73%	1.09%	0.68%	0.89%
Net investment income, net of reimbursements	1.02%	0.73%	1.07%	0.60%	0.89%
Portfolio turnover rate	25%	32%	29%	34%	30%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

36

American Beacon Large Cap Value FundSM

Federal Tax Information

October 31, 2016 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended October 31, 2016. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2016.

The Fund designated the following items with regard to distributions paid during the year ended December 31, 2015. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends Received Deduction	75.46%
Qualified Dividend Income	100.00%

The Fund designated $824,810,065 as long-term capital gain distributions and $12,628,416 short- term capital gains for the year ended October 31, 2016.

Shareholders will receive notification in January 2017 of the applicable tax information necessary to prepare their 2016 income tax returns.

37

Disclosure Regarding Approval of the Management and Investment Advisory Agreements of the Funds (Unaudited)

Renewal and Approval of the Management Agreement and Investment Advisory Agreements of the Fund in June 2016

At in-person meetings held on May 17, 2016 and June 8, 2016 (collectively, the “Meetings”), the Board considered and then, at its June 8th meeting, approved the renewal of: (1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (the “Trust”) on behalf of the American Beacon Large Cap Value Fund (“Fund”); and (2) the investment advisory agreements (the “Investment Advisory Agreements”) among the Manager, the Trust, on behalf of the Fund, and Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) and Massachusetts Financial Services Company (“MFS”), (collectively, the “subadvisors”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. The Board noted that as a result of the acquisition of Lipper, Inc. (“Lipper”) by Broadridge, Lipper expense and performance information was provided by Broadridge. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or the subadvisors.

•	comparisons of the performance of an appropriate share class of the Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Broadridge and Morningstar, and to the performance of any similar accounts managed by the firm;

•	comparisons of the Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds, including peer group averages and fee and expense analyses provided by Broadridge and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for the Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to the Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to the Fund and whether the current fee rates charged or to be charged to the Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the firm or Fund as a result of their relationship, if any;

•	information regarding the securities lending, cash management, administrative and accounting-related services that the Manager provides to the Fund, as applicable, and the fees that the Manager receives for such services; and

•	information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Fund, staffing levels, portfolio managers’ compensation, disaster recovery plans, insurance coverage, material pending litigation, code of ethics, compliance matters, trading activities, and actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Fund.

38

Disclosure Regarding Approval of the Management and Investment Advisory Agreements of the Funds (Unaudited)

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that prior to May 29, 2016, the Manager provided management and administrative services to the Fund pursuant to separate agreements. The Board noted, in this regard, that many mutual funds have separate contracts governing both types of services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, both gross and net of any waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Management Agreement and Investment Advisory Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to renew the Agreements on behalf of the Fund, the Trustees considered the best interests of the Fund. While the Management Agreement and the Investment Advisory Agreements for all series of the Trust and American Beacon Select Funds (together, the “Trusts”) were considered at the Meetings, the Board considered the Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the subadvisors for the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationship with the Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance and the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Fund; the Manager’s commitment to enhance the Fund’s product line and increase assets in the Fund; the Manager’s quality of services; the Manager’s active role in

39

Disclosure Regarding Approval of the Management and Investment Advisory Agreements of the Funds (Unaudited)

monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreements, the Trustees considered the level of staffing and the size of the subadvisors. The Board also considered the adequacy of the resources committed to the Fund by the subadvisors, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisors. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisors were appropriate for the Fund and, thus, determined to renew the Agreements for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent peer selection methodology to select all Lipper performance groups and universes. The Board also considered that the performance groups and universes selected by Broadridge may not provide appropriate comparisons for certain series of the Trusts. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered the Manager’s recommendation to continue to retain the subadvisors. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all series of the Trusts and at an individual Fund level, with the Fund being profitable for the Manager. The Board noted that, at current asset levels, the Fund’s effective management fee rate is the same as that of another series of the Trusts with a similar strategy as the Fund, but that the Fund’s fee rate may be higher at higher asset levels.

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, with respect to Barrow, Brandywine, Hotchkis, the Manager has negotiated the lowest fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of the subadvisory fee rate. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate

40

Disclosure Regarding Approval of the Management and Investment Advisory Agreements of the Funds (Unaudited)

levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rates for each subadvisor. The Board also noted that, for purposes of determining the fee rates chargeable to the Fund, Barrow, Brandywine, Hotchkis and MFS have agreed to take into account assets of American Airlines Group and its pension plans that are managed by the subadvisors. Thus, the Fund is able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or subadvisors’ investment process and expanding the level of assets under management by the Manager and the subadvisor. In addition, the Board noted that certain subadvisors benefit from soft dollar arrangements for third party and/or proprietary research.

In addition, the Manager noted that the Fund also derives benefits from its association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most series of the Trusts at a lower than industry average cost. The Board considered that certain subadvisors reimburse the Manager for certain costs relating to distribution activities for the series of the Trusts, as well as representations by all such subadvisors that they would not reduce their fee rates in lieu of providing such reimbursements. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made versus the Fund’s Lipper performance universe and Lipper performance group, with the 1st Quintile representing the top twenty percent of the universe or group based on performance and the 5th Quintile representing the bottom twenty percent of the universe or group based on performance. References below to the Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Broadridge. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Broadridge. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/ objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, if available, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus the Fund’s Lipper expense universe and Lipper expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered the Fund’s Morningstar fee level category. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

41

Disclosure Regarding Approval of the Management and Investment Advisory Agreements of the Funds (Unaudited)

In considering the renewal of the Management Agreement for the Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	2nd Quintile
Morningstar Fee Level Ranking - Institutional Class	Low Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2016)

Compared to Lipper Performance Universe	3rd Quintile
Compared to Lipper Performance Group	3rd Quintile

In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine, Hotchkis, and MFS, the Trustees considered the following additional factors:

Subadvisor Performance (compared to Lipper Performance Universe for period indicated, ending March 31, 2016)

Barrow	5 years	2nd Quintile
Brandywine	5 years	4th Quintile
Hotchkis	5 years	2nd Quintile
MFS	5 years	1st Quintile

The Trustees also considered: (1) information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor’s allocated portion of the Fund; (2) explanations from the Manager and the subadvisors regarding the subadvisors’ underperformance relative to their benchmarks and comparable accounts, as applicable; and (3) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

42

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-six seven funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES

Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (79)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term

Lifetime of Trust until removal resignation or retirement*

Gilbert G. Alvarado (46)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Josephe B. Armes (54)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (58)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003- 2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Brenda A. Cline (55)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc.(public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (62)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008- 2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

43

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
TRUSTEES (CONT.)	Term

M. Dunning (74)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard M. Massman (73)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (53)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (70) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001- 2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

OFFICERS

Gene. L. Needles, Jr. (61)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Astro AB Borrower, Inc. (2015-Present); President, CEO and Director, Astro AB Acquisition, Inc.(2015-Present); President, CEO and Director, Astro AB Topco, Inc. (2015-Present), President, CEO and Director, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (57)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Astro AB Acquisition, Inc. (2015- Present); Secretary, Astro AB Topco, Inc. (2015-Present); Secretary, Astro AB Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008- 2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (56)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Paul B. Cavazos (47)	VP since 2016	Chief Investment Officer and Vice President, Asset Management, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016);

Erica Duncan (46)	VP since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

44

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term

Melinda G. Heika (55)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Astro AB Acquisition, Inc. (2015-Present); Treasurer, Astro AB Topco, Inc. (2015-Present); Treasurer, Astro AB Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

One Year

Terri L. McKinney (52)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (41)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Astro AB Borrower, Inc. (2015-Present); Senior Vice President and Director, Astro AB Acquisition, Inc. (2015-Present); Senior Vice President and Director, Astro AB Topco, Inc. (2015-Present), Senior Vice President and Director, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (53)	VP since 2011	Chief Fixed Income Officer (2016–Present), Vice President, Fixed Income Investments (2011-2016) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (45)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (59)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Astro AB Acquisition, Inc.(2015-Present); Asst. Treasurer, Astro AB Topco, Inc. (2015-Present); Asst. Treasurer, Astro AB Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Shelley D. Abrahams (41)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present)

Rebecca L. Harris (49)	Assistant Secretary since 2011	Assistant Secretary, American Beacon Advisors, Inc. (2011-Present)

Diana N. Lai (40)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present)

Teresa A. Oxford (58)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present)

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

45

Trustees and Officers of the American Beacon FundsSM (Unaudited)

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust’s sub-advisors.

46

American Beacon FundsSM

Privacy Policy

October 31, 2016 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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48

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor, and Advisor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Large Cap Value Fund are service marks of American Beacon Advisors, Inc..

AR 10/16

American Beacon®
FUNDS

2016 ANNUAL REPORT

October 31, 2016

SMALL CAP VALUE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

SMALL CAP VALUE FUND RISKS

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund may participate in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2016

President’s Message

Dear Shareholders,

During the 12-month period ended October 31, 2016, China’s slowing growth escalated concerns for global markets, and many of the world’s central banks – the Federal Reserve included – responded by either continuing or expanding their economic stimulation policies. In the first half of 2016, international stocks declined while U.S. and emerging-market stocks made modest gains. Falling global interest rates supported bond returns during the period.

On June 24, 2016, the U.K. announced that the “Brexit” referendum to leave the European Union passed with a 52% majority vote, further shaking up global markets. By the end of that month, however, the U.S. stock market and some global markets had rebounded to near pre-Brexit levels as investors took opportunistic risks following the historic vote. After Theresa May’s succession as the U.K.’s prime minister on July 13, 2016, many central banks put their Brexit concerns on hold and turned their attention to their own economies.

In the weeks ahead of the U.S. presidential election on November 8, 2016, uncertainty about the outcome caused many investors to stay on the sidelines. Although investors may question whether the election’s result could have negative consequences for their portfolios, elections rarely have a lasting effect on the market. Historically speaking, from August 1 to October 31 during 19 of the last 22 election years – or approximately 86% of the time – the S&P 500 rallied for an average gain of approximately 6%.

For the 12-month period ended October 31, 2016, the American Beacon Small Cap Value Fund (Investor Class) returned 4.27%.

Our broad range of mutual funds helps investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with several asset managers who have adhered to their disciplined processes for many years and through a variety of economic and market conditions.

Thank you for your continued interest in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2016 (Unaudited)

U.S. and emerging markets rallied over the trailing 12-month period ended October 31, 2016. Central banks around the world continued to set the pace for equity markets. With more than one third of all sovereign debt ($13 trillion) posting negative yields, the monetary spigots remained wide open, forcing investors to search for yield elsewhere – including equities. However, European markets were shaken by the U.K.’s surprising Brexit vote in June and broadly declined. Among major benchmarks, the Standard & Poor’s 500 Index added 4.5%.

In December 2015, the Federal Reserve (the “Fed”) raised its benchmark rate after several years of near-zero interest rates, driven largely by the central bank’s confidence in the economy. U.S. interest rates then remained unchanged for the rest of the period. Fed Chair Janet Yellen began the year with a hawkish tone, and most market participants anticipated two or more rate hikes in 2016. However, market volatility related to the Brexit vote prompted policymakers to delay raising interest rates in spite of stable economic data in the U.S.

The Brexit vote dominated headlines in June and initially caused growth expectations to fall drastically. The referendum had far-reaching implications. U.S. markets declined in the aftermath, but quickly recovered as much of the market corrected what was largely viewed as an overreaction. The dollar rose versus the pound, which ended the period at a 31-year low. Growth forecasts in the U.K. have since been revised upward after decisive policy action from the Bank of England, the immediate appointment of Prime Minister Theresa May and strong manufacturing and services sector data. European Central Bank President Mario Draghi maintained low interest rates as the rest of Europe struggled to generate inflation, which turned positive in June. As the year progressed, post-Brexit risks seemed to recede.

The Fed’s 2% GDP growth and inflation targets remained elusive for most of the period, and inventories were low. But most recently, third-quarter GDP showed 2.9% growth, which was the highest in two years and surpassed estimates of 2.5%. Consumer spending has been consistently strong, and the U.S. ended the period near full employment. Additionally, the Manufacturing sector’s Purchasing Managers’ Index was expansionary, with readings above 50 over the last 12 months. On the back of the measured policy response, the U.S. dollar ended the period only slightly higher overall.

For quite some time now, the battle for leadership within domestic equity markets has been raging between stocks perceived as “bond proxies” and those with more interest rate and economic sensitivity. The latter group struggled mightily during the first six months of 2016, but outperformed the bond proxies in the third quarter as interest rates rose.

The “battle of the bond proxies” should continue until interest rates trend toward sustainably higher levels. The Fed’s multi-year suppression of interest rates was designed to push investors out on the risk spectrum and encourage growth; instead, the unintended consequence has been risk aversion. This has caused investors to search for perceived safety in assets with a current yield, regardless of valuation (e.g., bond proxies). More broadly, risk aversion has been evident on a global basis, even in countries with negative interest rates. Negative interest rates may prove ineffective and the road back to normalized interest rates might be bumpy with additional unintended consequences.

Further, investors have flocked to passive funds at the expense of active funds in an attempt to avoid risk. The current cycle of passive outperformance began with the bull market that started about seven years ago. Since that time, lower interest rates and excess liquidity have propelled equity markets in a highly correlated manner, without much regard for fundamentals. After one of the longest and highest-returning bull markets in history, the overall market is no longer inexpensive, and many companies and sectors are richly valued. As such, the long run of outperformance by passive strategies has left many companies within the benchmark overvalued and susceptible to dividend cuts, price declines or both.

Election news dominated headlines over the period, particularly in the run-up to Election Day, and increased volatility. Most polls projected Democratic nominee Hillary Rodham Clinton would win the U.S. presidential election. Toward the end of the period, markets were shaken and the U.S. presidential election narrowed after

2

Domestic Equity Market Overview

October 31, 2016 (Unaudited)

the reemergence of the FBI investigation into Ms. Clinton’s private email servers. Uncertainty from the presidential election created an overhang at the end of the period.

3

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2016 (Unaudited)

The Investor Class of the Small Cap Value Fund (the “Fund”) returned 4.27% for the twelve months ended October 31, 2016, underperforming the Russell 2000® Value Index (the “Index”) return of 8.81% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/06 through 10/31/16

Total Returns for the Period ended October 31, 2016

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2006- 10/31/2016
Institutional Class (1,7)	AVFIX	4.54%	4.68%	12.37%	6.67%	$19,076
Y Class (1,2,7)	ABSYX	4.49%	4.60%	12.27%	6.58%	$18,911
Investor Class (1,7)	AVPAX	4.27%	4.34%	11.98%	6.32%	$18,459
Advisor Class (1,3,7)	AASSX	4.01%	4.17%	11.82%	6.14%	$18,142
A without Sales Charge (1,4,7)	ABSAX	4.17%	4.26%	11.86%	6.23%	$18,293
A with Sales Charge (1,4,7)	ABSAX	(1.84)%	2.22%	10.54%	5.60%	$17,239
C without Sales Charge (1,5,7)	ASVCX	3.37%	3.46%	11.02%	5.72%	$17,442
C with Sales Charge (1,5,7)	ASVCX	2.37%	3.46%	11.02%	5.72%	$17,442
Russell 2000 Value Index (6)		8.81%	4.47%	11.63%	4.91%	$16,144

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/06 up to 8/3/09, the inception date of the Y Class. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/06.

4

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2016 (Unaudited)

3.	A portion of the fees charged to the Advisor Class of the Fund were waived in 2009. Performance prior to waiving fees was lower than the actual returns shown for the ten-year period.
4.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/06 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/06. A portion of the fees charged to the A Class of the Fund was waived was 2012 and 2014 and partially recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown in 2012 through 2014. The maximum sales charge for A Class is 5.75%.
5.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/06 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/06. A portion of the fees charged to the C Class of the Fund was waived from 2012 through 2013 and partially recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown from 2012 through 2013. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
6.	The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 2000 Value Index and Russell 2000 Index are registered trademarks of the Frank Russell Company. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, and C Class shares was 0.82%, 0.91%, 1.16%, 1.32%, 1.22%, and 1.98%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund trailed the Index through stock selection as sector allocation added value relative to the Index.

Most of the Fund’s poor performance was attributed to holdings in the Industrials, Consumer Discretionary and Materials sectors. In the Industrials sector, companies detracting from the Fund’s return included KBR (down 18.1%) and Mobile Mini (down 23.6%). In the Consumer Discretionary sector, Restoration Hardware (down 35.0%), Office Depot (down 38.6%) and Tempur Sealy International (down 25.7%) were the largest detractors. A smaller allocation versus the Index in HECLA Mining (up 124.4%) and the Fund’s allocation in PolyOne (down 11.7%) detracted most from performance in the Materials sector.

The Fund’s overweight positions in Information Technology and Industrials, two of the better performing sectors, added value relative to the Index through sector allocation. Being underweight Energy, the worst performing sector, also contributed to the Fund’s returns. The aforementioned good performance was somewhat offset by the Fund’s overweight in the Consumer Discretionary sector, which detracted from performance.

The sub-advisors continue to focus on uncovering investment opportunities through stock selection that should benefit the Fund’s performance over the longer term.

Top Ten Holdings (% Net Assets)
Vishay Intertechnology, Inc.		0.9
UMB Financial Corp.		0.9
Portland General Electric Co.		0.8
II-VI, Inc.		0.8
First Horizon National Corp.		0.7
ARRIS International PLC		0.7
American Axle & Manufacturing Holdings, Inc.		0.7
Diodes, Inc.		0.6
Barnes Group, Inc.		0.6
Mentor Graphics Corp.		0.6
Total Fund Holdings	627

5

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2016 (Unaudited)

Sector Allocation (% Equities)
Financials	25.6
Industrials	20.9
Information Technology	15.3
Consumer Discretionary	13.6
Materials	5.6
Energy	4.9
Real Estate	4.1
Health Care	3.3
Utilities	3.2
Consumer Staples	2.4
Telecommunication Services	1.1

6

American Beacon Small Cap Value FundSM

Expense Examples

October 31, 2016 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

7

American Beacon Small Cap Value FundSM

Expense Examples

October 31, 2016 (Unaudited)

Small Cap Value Fund

	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period 5/1/2016-10/31/2016*
Institutional Class
Actual	$1,000.00	$1,049.56	$4.28
Hypothetical**	$1,000.00	$1,020.99	$4.22
Y Class
Actual	$1,000.00	$1,049.28	$4.64
Hypothetical**	$1,000.00	$1,020.61	$4.57
Investor Class
Actual	$1,000.00	$1,048.12	$5.87
Hypothetical**	$1,000.00	$1,019.39	$5.79
Advisor Class
Actual	$1,000.00	$1,046.89	$6.74
Hypothetical**	$1,000.00	$1,018.57	$6.65
A Class
Actual	$1,000.00	$1,047.52	$6.23
Hypothetical**	$1,000.00	$1,019.07	$6.14
C Class
Actual	$1,000.00	$1,043.36	$10.07
Hypothetical**	$1,000.00	$1,015.29	$9.93

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.83%, 0.90%, 1.14%, 1.31%, 1.21%, and 1.96% for the Institutional, Y, Investor, Advisor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

8

American Beacon Small Cap Value FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Small Cap Value Fund (one of the funds constituting the American Beacon Funds) (the Fund), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Small Cap Value Fund at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 29, 2016

9

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
COMMON STOCK - 96.68%
CONSUMER DISCRETIONARY - 13.13%
Auto Components - 1.62%
American Axle & Manufacturing Holdings, Inc.A	2,191,352	$39,269,028
Cooper Tire & Rubber Co.	161,495	5,934,941
Cooper-Standard Holding, Inc.A	52,431	4,785,377
Dana, Inc.	640,499	9,914,925
Gentherm, Inc.A	207,566	5,842,983
Superior Industries International, Inc.	173,005	4,238,623
Tenneco, Inc.A	436,411	24,033,154

		94,019,031

Automobiles - 0.66%
Federal-Mogul Holdings Corp.A	52,665	487,678
Hyster-Yale Materials Handling, Inc.	142,872	8,316,579
Thor Industries, Inc.	371,444	29,459,224

		38,263,481

Commercial Services - 0.06%
Sotheby’s, Class AB	99,765	3,579,568

Distributors - 0.01%
DXP Enterprises, Inc.A	15,611	340,164

Homebuilders - 0.14%
William Lyon Homes, Inc., Class AA B	465,657	8,316,634

Hotels, Restaurants & Leisure - 1.24%
Belmond Ltd., Class AA	937,690	12,143,086
Bloomin’ Brands, Inc.	175,976	3,044,385
Brinker International, Inc.	422,595	20,808,578
Cheesecake Factory, Inc.	341,390	18,158,534
Golden Entertainment, Inc.	71,300	817,098
ILG, Inc.	378,900	6,206,382
International Speedway Corp., Class A	91,520	3,011,008
Penn National Gaming, Inc.A	146,389	1,892,810
Ruby Tuesday, Inc.A	1,161,832	3,450,641
Speedway Motorsports, Inc.	142,036	2,671,697

		72,204,219

Household Durables - 2.60%
ACCO Brands Corp.A	740,412	8,218,573
Cavco Industries, Inc.A	66,761	6,168,716
Ethan Allen Interiors, Inc.	391,947	12,032,773
Helen of Troy Ltd.A	108,929	8,877,714
HNI Corp.	33,731	1,371,502
InvenSense, Inc.A B	394,663	3,019,172
KB HomeB	638,962	9,290,507
Knoll, Inc.	936,542	20,266,769
La-Z-Boy, Inc.	128,302	3,002,267
LGI Homes, Inc.A B	62,500	1,860,000
Libbey Glass, Inc.	24,051	385,057
Lifetime Brands, Inc.	38,287	541,761
M/I Homes, Inc.A	314,514	6,765,196
Matthews International Corp., Class A	75,265	4,508,374
MDC Holdings, Inc	167,988	3,982,995
Meritage Homes Corp.	136,297	4,218,392
Taylor Morrison Home Corp., Class AA	172,731	2,946,791
Toll Brothers, Inc.A	91,280	2,504,723
TRI Pointe Homes, Inc.A	1,523,791	16,502,657
Tupperware Brands Corp.	167,975	9,997,872

See accompanying notes

10

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
CONSUMER DISCRETIONARY - 13.13% (continued)
Household Durables - 2.60% (continued)
Universal Electronics, Inc.A	111,816	$7,843,892
Whirlpool Corp.	111,457	16,698,488

		151,004,191

Household Products - 0.20%
CalAtlantic Group, Inc.	351,868	11,372,374

Internet & Catalog Retail - 0.18%
Insight Enterprises, Inc.A	372,699	10,730,004

Leisure Equipment & Products - 0.08%
Johnson Outdoors, Inc., Class A	9,836	353,899
Smith & Wesson Holding Corp.A B	168,700	4,458,741

		4,812,640

Media - 1.00%
Banner Corp.	80,683	3,642,031
Entercom Communications Corp., Class A	190,266	2,511,511
EW Scripps Co., Class A	759,515	10,071,169
John Wiley & Sons, Inc., Class A	70,595	3,642,702
Meredith Corp.	228,806	10,376,352
MSG Networks, Inc.A	167,150	3,192,565
New York Times Co., Class A	853,900	9,307,510
Scholastic Corp.	332,370	12,713,153
Time, Inc.	199,479	2,593,227

		58,050,220

Multiline Retail - 0.34%
Big Lots, Inc.	221,366	9,607,284
Dillard’s, Inc., Class A	126,180	7,734,834
Fred’s, Inc., Class A	93,174	850,679
Stein Mart, Inc.	249,196	1,500,160

		19,692,957

Specialty Retail - 4.29%
Aaron’s, Inc.	290,952	7,189,424
Abercrombie & Fitch Co., Class A	63,487	927,545
American Eagle Outfitters, Inc.	550,400	9,378,816
America’s Car-Mart, Inc.A B	37,280	1,522,888
Asbury Automotive Group, Inc.A	66,500	3,388,175
Ascena Retail Group, Inc.A	299,537	1,464,736
Big 5 Sporting Goods Corp.	99,591	1,543,661
Buckle, Inc.B	187,506	3,909,500
Caleres, Inc.	293,911	7,350,714
Chico’s FAS, Inc.	429,484	5,012,078
Children’s Place Retail Stores, Inc.	144,077	10,942,648
Essendant, Inc.	173,427	2,662,104
Express, Inc.	1,089,431	13,094,961
Finish Line, Inc., Class A	270,487	5,325,889
Genesco, Inc.A	107,001	5,756,654
Group 1 Automotive, Inc	175,420	10,572,563
Hibbett Sports, Inc.A B	223,565	8,685,500
Kirkland’s, Inc.	155,378	1,897,165
Lithia Motors, Inc., Class A	70,900	6,081,802
Office Depot, Inc.	6,139,317	19,338,849
PC Connection, Inc	36,560	848,558
Penske Automotive Group, Inc.	300,413	13,443,482
Pier 1 Imports, Inc.B	521,055	2,245,747
Rent-A-Center, Inc.	129,679	1,308,461

See accompanying notes

11

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
CONSUMER DISCRETIONARY - 13.13% (continued)
Specialty Retail - 4.29% (continued)
Restoration Hardware Holdings, Inc.A B	952,712	$27,600,067
Rush Enterprises, Inc., Class AA	913,423	23,977,354
Select Comfort Corp.A	120,063	2,304,009
Shoe Carnival, Inc.	40,177	1,019,290
Sonic Automotive, Inc., Class A	1,123,946	20,118,633
Tailored Brands, Inc.	146,200	2,309,960
The Michaels Cos., Inc.A	623,200	14,489,400
Urban Outfitters, Inc.A	302,175	10,107,754
West Marine, Inc.A	54,205	433,640
Zumiez, Inc.A B	163,208	3,631,378

		249,883,405

Textiles & Apparel - 0.71%
Chefs’ Warehouse, Inc.A	73,011	832,325
Deckers Outdoor Corp.A	382,645	19,970,243
Fossil Group, Inc.A B	82,301	2,244,348
Guess?, Inc.	304,122	4,105,648
Movado Group, Inc.	79,647	1,756,216
Oxford Industries, Inc.	62,184	3,900,180
Vera Bradley, Inc.A	627,024	8,383,311

		41,192,271

Total Consumer Discretionary		763,461,159

CONSUMER STAPLES - 2.30%
Beverages - 0.27%
The Boston Beer Co., Inc., Class AA	99,369	15,427,037

Consumer Products - 0.01%
Tejon Ranch Co.A	25,641	572,820

Food & Drug Retailing - 0.99%
Andersons, Inc.	183,668	6,988,567
Ingles Markets, Inc., Class A	27,139	1,071,991
SpartanNash Co.	222,203	6,221,684
United Natural Foods, Inc.A	633,427	26,439,243
Vitamin Shoppe, Inc.A	557,893	13,975,220
Weis Markets, Inc.	54,257	3,018,317

		57,715,022

Food Products - 0.93%
Darling Ingredients, Inc.A	306,628	4,170,141
Fresh Del Monte Produce, Inc.	130,070	7,849,725
Hain Celestial Group, Inc.A	181,010	6,583,334
Herbalife Ltd.A B	295,888	17,954,484
Pilgrim’s Pride Corp.B	456,000	9,959,040
Sanderson Farms, Inc.B	85,274	7,672,955

		54,189,679

Personal Products - 0.03%
Avon Products, Inc.A	264,639	1,733,385

Tobacco - 0.07%
Universal Corp.	72,481	3,928,470

Total Consumer Staples		133,566,413

ENERGY - 4.75%
Energy Equipment & Services - 1.64%
Atwood Oceanics, Inc.B	42,390	323,436
Cobalt International Energy, Inc.A	2,342,799	2,211,837

See accompanying notes

12

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
ENERGY - 4.75% (continued)
Energy Equipment & Services - 1.64% (continued)
Dril-Quip, Inc.A	104,720	$4,974,200
Flotek Industries, Inc.A B	754,342	8,886,149
McDermott International, Inc.A	1,575,503	8,098,085
Nabors Industries Ltd.	622,400	7,406,560
Oil States International, Inc.A	589,455	17,241,559
Patterson-UTI Energy, Inc.	451,260	10,144,325
PDC Energy, Inc.A	161,658	9,914,485
Rowan Cos., PLC, Class AC	376,200	4,992,174
RPC, Inc.B	926,089	15,993,557
SEACOR Holdings, Inc.B	52,438	2,585,718
Unit Corp.A	157,580	2,699,345

		95,471,430

Oil & Gas - 3.11%
Aegean Marine Petroleum Network, Inc.	119,489	1,027,605
Callon Petroleum Co.A	2,142,381	27,829,529
Carrizo Oil & Gas, Inc.A	253,716	8,583,212
Consol Energy, Inc.A B	506,390	8,583,311
Denbury Resources, Inc.A B	565,260	1,350,971
Gran Tierra Energy, Inc.A	919,942	2,677,031
Green Plains Renewable Energy, Inc.	117,600	3,057,600
Helix Energy Solutions Group, Inc.A	329,220	2,870,798
Kosmos Energy Ltd.A	1,694,267	8,827,131
Murphy Oil Corp.	527,130	13,636,853
Natural Gas Services Group, Inc., Acquired 4/23/14 – 2/19/16, Cost $6,405,534 A D	230,153	4,994,320
Oasis Petroleum, Inc.A	548,600	5,754,814
Par Pacific Holdings, Inc.A B	65,396	833,145
PBF Energy, Inc., Class A	144,700	3,154,460
QEP Resources, Inc.A	734,000	11,795,380
Range Resources Corp.	518,625	17,524,340
RSP Permian, Inc.A	258,533	9,333,041
SemGroup Corp., Class A	318,274	10,264,338
Synergy Resources Corp.A	2,244,991	15,355,738
Whiting Petroleum Corp.A	1,519,700	12,522,328
WPX Energy, Inc.A	1,021,400	11,092,404

		181,068,349

Total Energy		276,539,779

FINANCIALS - 24.71%
Banks - 14.23%
1st Source Corp.	75,165	2,597,702
Associated Banc-Corp.	1,426,356	28,955,028
BancorpSouth, Inc.	265,507	6,239,415
Berkshire Hills Bancorp, Inc.	72,836	2,152,304
BOK Financial Corp.B	160,891	11,426,479
Boston Private Financial Holdings, Inc.	700,386	9,210,076
Brookline Bancorp, Inc., Acquired 7/6/2010 – 3/18/2016, Cost $8,490,626 D	908,954	11,634,611
Bryn Mawr Bank Corp., Acquired 7/31/2015 – 2/19/2016, Cost $5,112,963D	177,541	5,574,787
Capital Bank Financial Corp., Class A	256,280	8,393,170
Cathay General Bancorp	223,903	6,705,895
Central Pacific Financial Corp.	426,773	10,938,192
Chemical Financial Corp.	136,114	5,846,096
City Holding Co.	39,937	2,087,507
Clifton Bancorp, Inc.	99,721	1,524,734
CoBiz Financial, Inc., Acquired 10/9/2012 – 2/19/2016, Cost $2,846,393 D	350,046	4,452,585
Columbia Banking System, Inc.	456,951	15,088,522
CVB Financial Corp.	586,456	9,840,732
Dime Community Bancshares, Inc.	97,038	1,572,016

See accompanying notes

13

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
FINANCIALS - 24.71% (continued)
Banks - 14.23% (continued)
East West Bancorp, Inc.	254,500	$10,055,295
FCB Financial Holdings, Inc., Class AA	203,726	7,598,980
First Busey Corp.	242,900	5,613,419
First Citizens BancShares, Inc., Class A	19,023	5,535,693
First Commonwealth Financial Corp.	319,069	3,241,741
First Financial Bancorp	142,631	3,066,567
First Financial Corp.	112,682	4,518,548
First Hawaiian, Inc.	522,400	14,251,072
First Horizon National Corp.	2,711,576	41,785,386
First Interstate Bancsystem, Inc., Class A	385,977	12,312,666
First Merchants Corp.	95,686	2,693,561
First Midwest Bancorp, Inc.	511,882	9,884,441
Flushing Financial Corp.	34,819	745,823
FNB Corp.	844,764	11,041,065
Frost Bankers, Inc.	59,665	4,533,943
Fulton Financial Corp.	2,043,876	30,453,752
Hancock Holding Co	930,446	31,216,463
Hanmi Financial Corp.	75,280	1,882,000
Hope Bancorp, Inc.	219,485	3,542,488
Iberiabank Corp.	377,869	24,807,100
International Bancshares Corp.	440,956	13,603,493
Investors Bancorp, Inc.	1,195,801	14,660,520
MainSource Financial Group, Inc.	161,015	4,018,934
MB Financial, Inc.	493,224	17,948,421
National Bank Holdings Corp., Class A	80,543	1,960,417
NBT Bancorp, Inc.	113,954	3,841,389
Northwest Bancshares, Inc	347,260	5,465,872
Old National Bancorp	929,124	13,658,123
PacWest Bancorp	165,280	7,171,499
People’s United Financial, Inc.	821,194	13,336,191
Popular, Inc.	833,758	30,265,415
Prosperity Bancshares, Inc.	647,813	35,934,187
Provident Financial Services, Inc.	199,518	4,527,063
Real Industry, Inc.A	722,432	3,865,011
Renasant Corp.	82,527	2,784,461
S&T Bancorp, Inc.	100,275	3,147,632
Sandy Spring Bancorp, Inc.	65,933	2,090,076
Seacoast Banking Corp. of Florida, Acquired 12/18/2014 – 10/28/2016, Cost $8,993,674 A D	596,874	10,391,576
Simmons First National Corp., Class A	165,736	8,179,072
South State Corp.	274,259	20,116,898
Sterling Bancorp	753,939	13,570,902
TCF Financial Corp.	796,516	11,390,179
The Bank of NT Butterfield & Son Ltd.	187,700	4,748,810
TowneBank	121,751	3,019,425
Trustmark Corp.	380,746	10,539,049
UMB Financial Corp.	825,976	51,251,811
Umpqua Holdings Corp.	1,579,676	24,137,449
Union Bankshares Corp.	111,587	3,116,625
United Bankshares, Inc.B	133,874	5,047,050
United Community Banks, Inc.	623,417	13,447,105
United Financial Bancorp, Inc.	106,546	1,567,292
Valley National Bancorp	735,331	7,250,364
Washington Federal, Inc.	902,551	24,594,515
Washington Trust Bancorp, Inc., Acquired 7/31/2007 – 5/19/2016, Cost $4,079,771D	137,676	6,319,328
Webster Financial Corp	859,022	34,704,489
WesBanco, Inc	198,683	6,538,658

See accompanying notes

14

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
FINANCIALS - 24.71% (continued)
Banks - 14.23% (continued)
Wintrust Financial Corp.	304,382	$16,421,409

		827,650,564

Capital Markets - 0.05%
Donnelley Financial Solutions, Inc.A	122,460	2,626,767

Diversified Financials - 3.50%
Ashford, Inc.A	1	45
Beneficial Bancorp, Inc.	204,425	2,964,162
Calamos Asset Management, Inc., Class A	327,143	2,113,343
Capitol Federal Financial, Inc.	463,089	6,793,515
Cohen & Steers, Inc.	231,264	8,598,395
Credit Acceptance Corp.A B	77,995	14,358,880
Customers Bancorp, Inc.A	397,479	10,759,757
Essent Group Ltd.A	130,690	3,455,444
First BanCorp Puerto RicoA	1,751,010	8,982,681
Flagstar Bancorp, Inc.A	139,451	3,825,141
Great Western Bancorp, Inc.	349,610	11,271,426
Heartland Financial USA, Inc.	52,750	1,975,488
Janus Capital Group, Inc.	531,161	6,809,484
KCG Holdings, Inc., Class AA	291,601	3,720,829
Kearny Financial Corp.	75,300	1,050,435
Meridian Bancorp, Inc.	108,707	1,733,877
Nelnet, Inc., Class A	174,012	6,817,790
Northfield Bancorp, Inc.	192,895	3,173,123
Oppenheimer Holdings, Inc., Class A	266,597	3,732,358
Oritani Financial Corp.	125,896	1,970,272
Pacific Continental Corp.	247,972	4,252,720
Piper Jaffray Cos.A	168,181	9,510,636
Pzena Investment Management, Inc., Class A	12,712	92,543
Retail Opportunity Investments Corp.E	472,952	9,511,065
SLM Corp.A	1,201,800	8,472,690
Stifel Financial Corp.A	28,343	1,109,345
Synovus Financial Corp.	957,202	31,654,670
Texas Capital Bancshares, Inc.A	495,936	29,409,005
Virtus Investment Partners, Inc.	11,354	1,218,284
Waddell & Reed Financial, Inc., Class A	167,916	2,639,640
Walker & Dunlop, Inc.A	72,610	1,747,723

		203,724,766

Insurance - 6.82%
Allied World Assurance Co., Holdings AG	443,818	19,075,298
American Equity Investment Life Holding Co.	253,853	4,551,584
AMERISAFE, Inc.	29,190	1,622,964
Argo Group International Holdings Ltd.	216,479	12,036,232
Aspen Insurance Holdings Ltd.	381,965	18,429,811
Assurant, Inc.	183,183	14,749,895
Assured Guaranty Ltd.	383,089	11,450,530
Axis Capital Holdings Ltd.	239,858	13,664,710
CNO Financial Group, Inc.	1,671,481	25,205,933
Employers Holdings, Inc.	75,444	2,365,169
Endurance Specialty Holdings Ltd.	86,107	7,917,539
Enstar Group Ltd.A	176,274	29,719,796
FBL Financial Group, Inc., Class A	50,783	3,214,564
First American Financial Corp.	429,298	16,768,380
Genworth Financial, Inc., Class AA	466,491	1,931,273
Global Indemnity PLCA C	399,823	12,010,683
Hanover Insurance Group, Inc.	217,789	16,593,344
Hilltop Holdings, Inc.	520,494	12,856,202

See accompanying notes

15

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
FINANCIALS - 24.71% (continued)
Insurance - 6.82% (continued)
Horace Mann Educators Corp.	925,021	$33,254,505
Infinity Property & Casualty Corp.	49,362	4,045,216
Kemper Corp.	172,296	6,469,715
Maiden Holdings Ltd.	198,238	2,705,949
MBIA, Inc.A	269,200	2,072,840
National General Holdings Corp.	322,600	6,629,430
National Western Life Group, Inc., Class A	5,590	1,204,086
Navigators Group, Inc.	44,665	4,162,778
Old Republic International Corp.	822,186	13,862,056
OneBeacon Insurance Group Ltd., Class A	39,900	548,226
Primerica, Inc.	158,796	8,686,141
ProAssurance Corp.	148,508	7,915,476
Radian Group, Inc.	172,600	2,345,634
Renaissancere Holdings Ltd.	124,271	15,445,643
Safety Insurance Group, Inc.	128,513	8,700,330
Selective Insurance Group, Inc.	366,982	13,559,985
State Auto Financial Corp.	69,873	1,600,092
Third Point Reinsurance Ltd.A	260,084	3,055,987
United Fire Group, Inc.	72,941	2,882,628
Universal Insurance Holdings, Inc.B	143,378	3,053,951
Validus Holdings Ltd.	280,241	14,320,315
White Mountains Insurance Group Ltd.	19,147	15,886,649

		396,571,539

Specialty Finance - 0.11%
GATX Corp.B	144,649	6,331,287

Total Financials		1,436,904,923

HEALTH CARE - 3.22%
Biotechnology - 0.06%
Charles River Laboratories International, Inc.A	38,360	2,910,757
PDL BioPharma, Inc.	270,092	869,696

		3,780,453

Health Care Equipment & Supplies - 0.79%
Globus Medical, Inc., Class AA	525,631	11,632,214
Hillenbrand, Inc.	362,991	11,016,776
Hill-Rom Holdings, Inc.	133,421	7,392,858
Integra LifeSciences Holdings Corp.A	16,543	1,315,334
Invacare Corp.	705,146	6,452,086
Meridian Bioscience, Inc.	175,324	2,884,080
Natus Medical, Inc.A	134,958	5,310,597

		46,003,945

Health Care Providers & Services - 2.04%
AAC Holdings, Inc.A B	118,022	1,934,381
Air Methods Corp.B	178,763	4,728,281
Allscripts Healthcare Solutions, Inc.	771,261	9,262,845
Almost Family, Inc.	31,702	1,244,304
AMN Healthcare Services, Inc.A	297,634	9,762,395
Community Health Systems, Inc.B	190,695	1,006,870
Hanger Orthopedic Group, Inc.A	697,921	5,583,368
HealthSouth Corp.	514,780	20,668,415
LifePoint Hospitals, Inc.A	524,889	31,414,607
Magellan Health Services, Inc.A	86,150	4,432,418
Omnicell, Inc.A	299,255	9,763,194
Owens & Minor, Inc.	306,991	9,961,858
Select Medical Holdings Corp.A	509,423	6,622,499

See accompanying notes

16

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
HEALTH CARE - 3.22% (continued)
Health Care Providers & Services - 2.04% (continued)
Triple-S Management Corp., Class BA	89,188	$1,844,408

		118,229,843

Life Sciences - 0.13%
INC Research Holdings, Inc.A	167,000	7,631,900

Pharmaceuticals - 0.20%
Phibro Animal Health Corp.	135,500	3,516,225
Spectrum Pharmaceuticals, Inc.	237,143	839,486
Supernus Pharmaceuticals, Inc.A	369,665	7,319,367

		11,675,078

Total Health Care		187,321,219

INDUSTRIALS - 20.25%
Aerospace & Defense - 1.50%
AAR Corp.	531,867	17,110,161
Aerovironment, Inc.A	370,597	8,890,622
Aircastle Ltd.	695,164	14,285,620
Cubic Corp.	138,376	5,908,655
Curtiss-Wright Corp.	85,103	7,626,931
DigitalGlobe, Inc.A	192,740	4,837,774
Kaman Corp.	54,997	2,401,169
KLX, Inc.A	159,550	5,491,711
Moog, Inc., Class AA	110,825	6,435,608
Triumph Group, Inc.	218,436	5,176,933
Vectrus, Inc.A	19,931	334,243
World Fuel Services Corp.	213,618	8,598,125

		87,097,552

Air Freight & Couriers - 0.07%
HUB Group, Inc., Class AA	105,952	3,861,950

Airlines - 0.39%
Hawaiian Holdings, Inc.A	161,700	7,280,543
Skywest, Inc.	157,442	4,746,876
Spirit Airlines, Inc.A	217,900	10,443,947

		22,471,366

Building Products - 2.61%
Apogee Enterprises, Inc.	257,762	10,503,802
Crane Co.	333,263	22,665,217
Masonite International Corp.	300,806	17,115,861
Owens Corning	406,627	19,835,265
Ply Gem Holding, Inc.A	579,499	7,939,136
Simpson Manufacturing Co., Inc.	792,497	33,918,872
Trex Co., Inc.A	455,236	24,496,249
Universal Forest Products, Inc.	51,933	4,465,719
USG Corp.A	441,930	11,127,797

		152,067,918

Commercial Services & Supplies - 4.18%
ABM Industries, Inc.	208,232	8,137,707
Aceto Corp.	328,401	6,019,590
American Public Education, Inc.A	90,390	1,821,359
Apollo Group, Inc., Class AA	143,876	1,264,670
Atlas Air Worldwide Holdings, Inc.A	75,980	3,179,763
Bridgepoint Education, Inc.A	316,792	2,141,514
Brink’s Co.	162,298	6,418,886
Capella Education Co.	105,975	7,746,773

See accompanying notes

17

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
INDUSTRIALS - 20.25% (continued)
Commercial Services & Supplies - 4.18% (continued)
Convergys Corp.	347,402	$10,144,138
CSG Systems International, Inc.	316,749	12,045,964
CyrusOne, Inc.E	196,390	8,760,958
Deluxe Corp.	256,066	15,671,237
DeVry, Inc.B	287,578	6,528,021
Graham Holdings Co., Class B	8,400	3,990,000
Heidrick & Struggles International, Inc.	159,718	2,954,783
Herman Miller, Inc.	359,303	9,988,623
Hudson Global, Inc.	623,926	898,453
Interface, Inc.	370,636	5,874,581
Kelly Services, Inc., Class A	409,190	7,664,129
Korn/Ferry International	894,326	18,235,307
LSC Communications, Inc.	131,390	3,184,894
McGrath Rentcorp, Acquired 3/31/2010 – 5/10/2016, Cost $6,677,584 D	258,324	7,775,552
Mobile Mini, Inc.	568,269	14,405,619
Morningstar, Inc.	113,203	7,995,528
MSA Safety, Inc.	71,574	4,172,764
Navigant Consulting, Inc.A	392,899	9,193,837
PHH Corp.A	519,820	7,547,786
Pitney Bowes, Inc.	658,706	11,751,315
Resources Connection, Inc.	324,636	4,820,845
RR Donnelley & Sons Co.	376,533	6,683,461
Steelcase, Inc., Class A	260,800	3,481,680
Strayer Education, Inc.A	118,404	6,945,579
Team, Inc.	132,848	4,085,076
TrueBlue, Inc.A	393,831	6,892,043
Weight Watchers International, Inc.A B	88,256	907,272
West Corp.	183,457	3,617,772

		242,947,479

Construction & Engineering - 2.24%
AECOM Technology Corp.A	413,745	11,522,798
Aegion Corp.A	327,053	6,053,751
Comfort Systems USA, Inc.	902,050	26,024,143
EMCOR Group, Inc.	349,303	21,118,859
Granite Construction, Inc.	268,355	13,192,332
Primoris Services Corp.	864,477	17,315,474
Quanta Services, Inc.A	318,272	9,150,320
Tutor Perini Corp.	1,364,904	26,001,421

		130,379,098

Diversified Manufacturing - 0.63%
Barnes Group, Inc.	912,781	36,365,195

Electrical Equipment - 2.02%
Belden, Inc.	13,454	871,954
Encore Wire Corp.	346,208	11,823,003
EnerSys, Inc.	505,635	32,932,008
First Solar, Inc.A B	211,152	8,549,544
Geospace Technologies Corp.A	266,571	4,912,904
II-VI, Inc.	1,577,850	43,864,230
Regal-Beloit Corp.	243,903	14,414,667

		117,368,310

Engineering & Construction - 0.46%
KBR, Inc.	1,801,695	26,683,103

Industrial Conglomerates - 0.08%
Park-Ohio Industries, Inc.	42,216	1,348,801

See accompanying notes

18

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
INDUSTRIALS - 20.25% (continued)
Industrial Conglomerates - 0.08% (continued)
Trimas Corp.A	199,111	$3,574,042

		4,922,843

Machinery - 4.24%
Actuant Corp., Class A	171,196	3,817,671
AGCO Corp.	253,382	12,942,753
Altra Industrial Motion Corp.	71,337	2,104,442
Applied Industrial Technologies, Inc.	107,155	5,443,474
Astec Industries, Inc.	140,960	7,803,546
Briggs & Stratton Corp.	16,700	310,954
Chart Industries, Inc.A	319,480	8,862,375
CLARCOR, Inc.	196,244	12,208,339
Columbus McKinnon Corp.	96,560	1,881,954
EnPro Industries, Inc.	432,107	23,385,631
ESCO Technologies, Inc.	61,249	2,728,643
Esterline Technologies Corp.A	83,495	6,132,708
Greenbrier Cos., Inc.B	85,400	2,690,100
iRobot Corp.A	324,378	16,445,965
ITT, Inc.	244,658	8,616,855
Joy Global, Inc.	81,307	2,262,774
Kennametal, Inc.	463,120	13,110,927
Lindsay Corp.B	161,956	12,681,155
Meritor, Inc.A	1,308,853	13,455,009
Miller Industries, Inc.	226,733	4,976,789
Navistar International Corp.B	106,166	2,367,502
Oshkosh Corp.	402,805	21,550,068
Raven Industries, Inc.	300,213	6,439,569
Reliance Steel & Aluminum Co.	219,615	15,105,120
Sun Hydraulics Corp.	116,079	3,416,205
Tennant Co.	55,301	3,481,198
Terex Corp.	969,439	23,150,202
Trinity Industries, Inc.	330,145	7,048,596
Wabash National Corp.A	212,726	2,393,168

		246,813,692

Marine - 0.61%
Kirby Corp.A	192,575	11,352,296
Matson, Inc.	601,847	24,037,769

		35,390,065

Road & Rail - 0.81%
Knight Transportation, Inc.	400,132	11,703,861
Marten Transport Ltd., Acquired 10/9/2014 – 2/29/2016, Cost $7,049,756 D	387,988	7,953,754
Ryder System, Inc.	201,540	13,984,861
Swift Transportation Co.A	416,337	9,317,622
Werner Enterprises, Inc.	176,809	4,252,256

		47,212,354

Trading Companies & Distributors - 0.34%
Air Lease Corp.	337,057	10,199,345
Veritiv Corp.A	28,400	1,532,180
WESCO International, Inc.A	146,990	7,966,858

		19,698,383

Transportation Infrastructure - 0.07%
Wesco Aircraft Holdings, Inc.A	301,862	3,878,927

Total Industrials		1,177,158,235

See accompanying notes

19

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
INFORMATION TECHNOLOGY - 14.80%
Communications Equipment - 1.83%
Adtran, Inc.	244,475	$4,437,221
Anixter International, Inc.	187,732	12,343,379
Brocade Communications Systems, Inc.	1,878,320	19,910,192
CalAmp Corp.A	298,490	3,856,491
Comtech Telecommunications Corp.	108,573	1,129,159
Digi International, Inc.A	104,860	959,469
Extreme NetworksA	2,063,494	8,687,310
Finisar Corp.A	216,791	5,935,738
IxiaA	601,938	7,193,159
NeuStar, Inc., Class AA B	165,100	3,706,495
Plantronics, Inc.	406,271	21,008,273
Verint Systems, Inc.A	423,080	15,230,880
Viavi Solutions, Inc.A	292,344	2,081,489

		106,479,255

Computers & Peripherals - 1.36%
Cray, Inc.A	238,745	4,965,896
Electronics for Imaging, Inc.A	221,940	9,439,108
Lexmark International, Inc., Class A	168,280	6,679,033
Mercury Systems, Inc.A	707,347	19,650,100
NCR Corp.A	451,285	15,817,539
Stratasys Ltd.A	39,097	747,535
Synaptics, Inc.A	95,202	4,961,928
Teradata Corp.A	615,260	16,587,410

		78,848,549

Electronic Equipment & Instruments - 5.28%
Analogic Corp.	40,036	3,276,947
Arrow Electronics, Inc.	314,616	19,229,330
Avnet, Inc.	447,647	18,778,792
AVX Corp.	494,422	6,931,796
Benchmark Electronics, Inc.A	201,966	5,079,445
Celestica, Inc.A	361,308	4,281,500
FLIR Systems, Inc.	285,876	9,411,038
Ingram Micro, Inc., Class A	178,080	6,624,576
Itron, Inc.A	129,696	6,990,614
Jabil Circuit, Inc.	649,822	13,867,201
Keysight Technologies, Inc.A	382,138	12,534,126
Methode Electronics, Inc.	72,210	2,252,952
MTS Systems Corp.	376,705	17,912,323
Nanometrics, Inc., Acquired 2/11/2014 – 9/9/2016, Cost $6,051,159 A D	350,866	7,329,591
Novanta, Inc.A	28,447	496,400
Plexus Corp.A	571,745	26,191,638
Rofin-Sinar Technologies, Inc.A	107,382	3,495,284
Sanmina Corp.A	849,156	23,479,163
Scansource, Inc.A	293,323	10,266,305
Taser International, Inc.A	186,510	4,174,094
Tech Data Corp.A	390,971	30,112,586
Teledyne Technologies, Inc.A	97,636	10,513,444
Tronox Ltd., Class A	263,684	2,135,840
TTM Technologies, Inc.A	306,600	4,031,790
Veeco Instruments, Inc.A	168,941	3,666,020
Vishay Intertechnology, Inc.	3,858,227	54,401,001

		307,463,796

Internet Software & Services - 0.57%
Grand Canyon Education, Inc.A	143,600	6,266,704
LivePerson, Inc.A	291,833	2,480,581
Netgear, Inc.A	162,594	8,210,997

See accompanying notes

20

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
INFORMATION TECHNOLOGY - 14.80% (continued)
Internet Software & Services - 0.57% (continued)
NIC, Inc.	154,014	$3,534,621
WebMD Health Corp.A	249,368	12,251,450
Zix Corp.	61,435	250,040

		32,994,393

IT Consulting & Services - 0.73%
Acxiom Corp.A	451,849	10,645,562
CACI International, Inc., Class AA	33,913	3,318,387
EVERTEC, Inc.	56,561	856,899
Mantech International Corp., Class A	168,246	6,532,992
Science Applications International Corp.	65,199	4,492,863
Sykes Enterprises, Inc.A	69,634	1,862,013
SYNNEX Corp.	101,728	10,431,189
Syntel, Inc.	48,819	981,262
Unisys Corp.A B	312,419	3,264,779

		42,385,946

Semiconductor Equipment & Products - 3.27%
Advanced Energy Industries, Inc.A	113,175	5,398,448
Amkor Technology, Inc.A	416,290	3,859,008
Brooks Automation, Inc.	2,344,903	30,554,086
Cirrus Logic, Inc.A	337,237	18,204,053
Cree, Inc.A	221,700	4,943,910
Diodes, Inc.A	1,819,739	37,686,795
Entegris, Inc.A	400,702	6,371,162
Integrated Device Technology, Inc.A	312,256	6,466,822
IXYS Corp.	225,065	2,385,689
Kulicke & Soffa Industries, Inc.A	188,388	2,494,257
Microsemi Corp.	182,824	7,702,375
ON Semiconductor Corp.A	1,158,916	13,524,550
Photronics, Inc.A	1,715,862	16,643,861
Semtech Corp.A	444,422	10,755,012
Teradyne, Inc.	713,120	16,608,565
Xcerra Corp.A	1,194,440	6,581,364

		190,179,957

Semiconductors & Semiconductor Equipment - 0.03%
ChipMOS TECHNOLOGIES, Inc., ADRA F	85,117	1,740,615

Software - 1.73%
Bottomline Technologies, Inc.A	126,218	2,863,886
FARO Technologies, Inc.A	604,188	20,270,507
Interactive Intelligence Group, Inc.A	116,049	7,015,162
Mentor Graphics Corp.	1,250,183	36,130,289
MicroStrategy, Inc., Class AA	61,530	11,986,659
Navient Corp.	680,660	8,698,835
Netscout Systems, Inc.A	352,226	9,668,604
Quality Systems, Inc.	50,252	647,748
TiVo Corp.A	165,949	3,294,088

		100,575,778

Total Information Technology		860,668,289

MATERIALS - 5.41%
Chemicals - 2.51%
A. Schulman, Inc.	217,101	6,241,654
American Vanguard Corp.	540,845	8,220,844
Cabot Corp.	238,544	12,437,684
Calgon Carbon Corp.	525,347	8,300,483

See accompanying notes

21

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
MATERIALS - 5.41% (continued)
Chemicals - 2.51% (continued)
Cambrex Corp.	280,980	$11,323,494
Ferro Corp.A	249,700	3,236,112
HB Fuller Co.	105,684	4,446,126
Huntsman Corp.	729,160	12,359,262
Innophos Holdings, Inc.	46,269	2,120,971
Innospec, Inc.	189,369	11,409,482
Kronos Worldwide, Inc.B	307,121	2,361,760
LSB Industries, Inc.A B	119,079	629,928
Minerals Technologies, Inc.	111,530	7,494,816
Olin Corp.	205,368	4,503,720
PolyOne Corp.	721,880	21,100,552
Scotts Miracle-Gro Co., Class A	246,052	21,674,721
Stepan Co.	120,310	8,545,619

		146,407,228

Construction Materials - 0.01%
Boise Cascade Co.A	37,249	717,043

Containers & Packaging - 0.30%
Greif, Inc., Class A	98,928	4,635,766
Owens-Illinois, Inc.A	666,659	12,866,519

		17,502,285

Metals & Mining - 1.84%
Allegheny Technologies, Inc.B	1,197,800	16,337,992
Carpenter Technology Corp.	337,759	10,676,562
Coeur d’Alene Mines Corp.	383,132	4,283,416
Commercial Metals Co.	396,541	6,229,659
Ferroglobe PLCC	2,123,070	19,638,398
Gibraltar Industries, Inc.A	473,521	18,419,967
Global Brass & Copper Holdings, Inc.	165,350	4,745,545
Haynes International, Inc.	173,913	5,594,781
Materion Corp.	137,288	4,159,826
Pan American Silver Corp.	258,929	4,150,632
Schnitzer Steel Industries, Inc., Class A	34,714	838,343
Stillwater Mining Co.A	888,008	11,828,267

		106,903,388

Paper & Forest Products - 0.75%
Clearwater Paper Corp.A	30,000	1,593,000
Domtar Corp.	219,036	7,874,344
Glatfelter Co.	326,187	7,247,875
Louisiana-Pacific Corp.A	807,267	14,813,349
Mercer International, Inc.	169,384	1,338,134
Potlatch Corp.E	173,733	6,671,347
Schweitzer-Mauduit International, Inc.	104,864	3,870,530

		43,408,579

Total Materials		314,938,523

REAL ESTATE - 3.99%
Equity Real Estate Investment Trusts - 3.96%
Agree Realty Corp.E	112,231	5,426,369
American Assets Trust, Inc.E	248,113	9,852,567
Apollo Commercial Real Estate Finance, Inc.E	122,005	2,064,325
Ashford Hospitality Prime, Inc.E	181,733	2,355,260
Ashford Hospitality Trust, Inc.E	586,378	3,406,856
Brandywine Realty TrustE	547,728	8,489,784
CareTrust REIT, Inc.E	511,373	7,200,132

See accompanying notes

22

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
REAL ESTATE - 3.99% (continued)
Equity Real Estate Investment Trusts - 3.96% (continued)
CBL & Associates Properties, Inc.E	1,203,943	$12,882,190
Cousins Properties, Inc.E	1,146,444	8,907,870
DuPont Fabros Technology, Inc.E	208,100	8,492,561
Education Realty Trust, Inc.E	195,263	8,316,251
Equity CommonwealthA E	182,677	5,518,672
Geo Group, Inc.E	975,414	23,370,919
Granite Real Estate Investment TrustE	311,960	9,873,534
Healthcare Trust of America, Inc., Class AE	308,408	9,437,285
Hospitality Properties TrustE	119,708	3,275,211
Invesco Mortgage Capital, Inc.E	428,629	6,399,431
LaSalle Hotel PropertiesE	314,479	7,468,876
Lexington Realty TrustE	711,600	7,215,624
Mack-Cali Realty Corp.E	282,117	7,244,765
Medical Properties Trust, Inc.E	592,662	8,261,708
New Residential Investment Corp.E	325,554	4,544,734
Parkway, Inc.A E	263,625	4,750,523
Pebblebrook Hotel TrustE	737,492	17,906,306
Pennsylvania Real Estate Investment TrustE	365,555	7,131,978
RAIT Financial TrustE	1,102,339	3,362,134
Ramco-Gershenson Properties TrustE	402,855	6,985,506
RLJ Lodging TrustE	271,272	5,349,484
Ryman Hospitality Properties, Inc.E	120,194	6,060,181
Select Income REITE	238,500	5,900,490
Seritage Growth PropertiesB E	68,300	3,111,065

		230,562,591

Real Estate Management & Development - 0.03%
HFF, Inc., Class A	67,300	1,792,199

Total Real Estate		232,354,790

TELECOMMUNICATION SERVICES - 1.07%
Diversified Telecommunication - 0.71%
ARRIS International PLCA C	1,487,826	41,331,806

Diversified Telecommunication Services - 0.16%
EchoStar Corp., Class AA	153,168	7,159,072
Loral Space & Communications, Inc.	59,083	2,292,420

		9,451,492

Wireless Telecommunication Services - 0.20%
Iridium Communications, Inc.A B	325,068	2,649,304
Telephone & Data Systems, Inc.	346,403	8,951,054

		11,600,358

Total Telecommunication Services		62,383,656

UTILITIES - 3.05%
Electric - 2.21%
Allete, Inc.	143,511	8,795,789
Black Hills Corp.	165,465	10,234,010
Great Plains Energy, Inc.	1,054,501	29,990,008
Hawaiian Electric Industries, Inc.	342,506	10,103,927
IDACORP, Inc.	92,666	7,264,088
NRG Energy, Inc.	590,800	6,280,204
NRG Yield, Inc., Class A	105,740	1,557,550
NRG Yield, Inc., Class CB	445,660	6,863,164
Portland General Electric Co.	1,095,996	47,829,265

		128,918,005

See accompanying notes

23

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2016

	Shares	Fair Value
UTILITIES - 3.05% (continued)
Gas - 0.42%
Chesapeake Utilities Corp.	163,723	$10,486,458
WGL Holdings, Inc.	217,765	13,734,439

		24,220,897

Multi-Utilities - 0.30%
Avista Corp.	189,305	7,837,227
Vectren Corp.	190,118	9,564,837

		17,402,064

Water Utilities - 0.12%
American States Water Co.	176,131	7,041,717

Total Utilities		177,582,683

Total Common Stock (Cost $4,993,333,347)		5,622,879,669

EXCHANGE TRADED INSTRUMENTS - 0.23% (Cost $13,666,008)
EXCHANGE TRADED FUNDS - 0.23%
Exchange Traded Funds - 0.23%
iShares Russell 2000 Value Index FundB	132,516	13,447,724

SHORT-TERM INVESTMENTS - 3.03% (Cost $176,509,560)
American Beacon U.S. Government Money Market Select Fund, Select ClassG	176,509,560	176,509,560

SECURITIES LENDING COLLATERAL - 4.02%
DWS Government and Agency Securities Portfolio, Institutional Class	51,448,944	51,448,944
American Beacon U.S. Government Money Market Select Fund, Select Class G	182,435,583	182,435,584

Total Securities Lending Collateral (Cost $233,884,528)		233,884,528

TOTAL INVESTMENTS - 103.96% (Cost $ 5,417,393,443)		6,046,721,481
LIABILITIES, NET OF OTHER ASSETS - (3.96%)		(230,373,942)

TOTAL NET ASSETS - 100.00%		$5,816,347,539

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at October 31, 2016.
C	PLC - Public Limited Company.
D	Illiquid Security. At period end, the amount of illiquid securities was $ 66,426,104 or 1.14% of net assets.
E	REIT - Real Estate Investment Trust.
F	ADR - American Depositary Receipt.
G	The Fund is affiliated by having the same investment advisor.

Futures Contracts Open on October 31, 2016:

		Number of			Unrealized Appreciation
Description	Type	Contracts	Expiration Date	Contract Value	(Depreciation)
Russell 2000 Mini Index Futures	Long	1,420	December 2016	$168,880,600	$(6,091,853)

				$168,880,600	$(6,091,853)

See accompanying notes

24

American Beacon Small Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments in unaffiliated securities, at fair value A C	$5,687,776,337
Investments in affiliated securities, at fair value B	358,945,144
Deposit with brokers for futures contracts	14,980,992
Receivable for investments sold	13,649,669
Receivable for fund shares sold	2,568,374
Dividends and interest receivable	2,290,800
Prepaid expenses	384,912

Total assets	6,080,596,228

Liabilities:
Payable for investments purchased	11,081,643
Payable for fund shares redeemed	8,425,943
Payable upon return of securities loaned	233,884,528
Management and investment advisory fees payable	4,011,958
Administrative service and service fees payable	247,994
Transfer agent fees payable	54,497
Custody and fund accounting fees payable	156,362
Professional fees payable	70,728
Prospectus and shareholder reports fees payable	133,411
Trustee fees payable	21,884
Payable for variation margin from open futures contracts	6,089,021
Other liabilities	70,720

Total liabilities	264,248,689

Net assets	$5,816,347,539

Analysis of Net Assets:
Paid-in-capital	5,047,754,811
Undistributed net investment income	43,851,960
Accumulated net realized gain	101,504,654
Unrealized appreciation of investments	629,328,038
Unrealized depreciation of foreign currency contracts	(71)
Unrealized depreciation of futures contracts	(6,091,853)

Net assets	$5,816,347,539

See accompanying notes

25

American Beacon Small Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2016

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	193,682,972

Y Class	12,307,459

Investor Class	26,260,898

Advisor Class	4,745,469

A Class	2,734,392

C Class	533,312

Net assets:
Institutional Class	$4,717,291,753

Y Class	$296,082,333

Investor Class	$617,552,712

Advisor ClassD	$110,205,158

A Class	$63,277,387

C Class	$11,938,196

Net asset value, offering and redemption price per share:
Institutional Class	$24.36

Y Class	$24.06

Investor Class	$23.52

Advisor Class D	$23.22

A Class	$23.14

A Class (offering price)	$24.55

C Class	$22.39

A Cost of investments in unaffiliated securities	$5,058,448,299
B Cost of investments in affiliated securities	$358,945,144
C Fair value of securities on loan	$228,502,651
D Includes Retirement Class Assets (Note 1)

See accompanying notes

26

American Beacon Small Cap Value FundSM

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$99,787,992
Dividend income from affiliated securities	350,172
Miscellaneous income (SEC litigation)	1,179
Income derived from securities lending	3,307,790

Total investment income	103,447,133

Expenses:
Management and investment advisory fees (Note 2)	32,935,963
Administrative service fees (Note 2):
Institutional Class	7,864,960
Y Class	485,698
Investor Class	1,122,818
Advisor ClassB	195,784
A Class	101,822
C Class	21,155
AMR Class	1,574
Transfer agent fees:
Institutional Class	1,340,455
Y Class	13,455
Investor Class	29,233
Advisor ClassB	10,442
A Class	7,529
C Class	1,139
AMR Class	1,108
Custody and fund accounting fees	593,929
Professional fees	175,657
Registration fees and expenses	176,087
Service fees (Note 2):
Y Class	280,001
Investor Class	2,158,504
Advisor ClassB	276,594
A Class	89,626
C Class	18,162
Distribution fees (Note 2):
Advisor ClassB	283,566
A Class	149,376
C Class	121,083
Prospectus and shareholder report expenses	402,911
Trustee fees	368,956
Other expenses	338,354

Total expenses	49,565,941

Net expenses	49,565,941

Net investment income	53,881,192

See accompanying notes

27

American Beacon Small Cap Value FundSM

Statement of Operations

For the year ended October 31, 2016

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	117,359,824
Commission recapture (Note 1)	98,383
Foreign currency transactions	(480)
Futures contracts	15,286,749
Change in net unrealized appreciation (depreciation) of:
Investments	103,890,482
Foreign currency transactions	(252)
Futures contracts	(8,697,656)

Net gain from investments	227,937,050

Net increase in net assets resulting from operations	$281,818,242

A Foreign taxes	$167,048
B Includes Retirement Class Expenses (Note 1)

See accompanying notes

28

American Beacon Small Cap Value FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$53,881,192	$54,550,010
Net realized gain (loss) from investments, commission recapture, foreign currency transactions, and futures contracts	132,744,476	393,636,087
Change in net unrealized appreciation (depreciation) from investments, foreign currency transactions, and futures contracts	95,192,574	(406,284,084)

Net increase in net assets resulting from operations	281,818,242	41,902,013

Distributions to Shareholders:
Net investment income:
Institutional Class	(35,441,317)	(28,087,887)
Y Class	(1,930,427)	(1,184,102)
Investor Class	(3,345,737)	(2,645,730)
Advisor Class A	(382,344)	(198,158)
Retirement Class	—	(2,201)
A Class	(300,302)	(69,792)
AMR Class	—	(3,575,553)
Net realized gain from investments:
Institutional Class	(202,232,279)	(464,691,033)
Y Class	(11,745,307)	(21,977,338)
Investor Class	(34,525,476)	(100,257,405)
Advisor Class A	(5,445,704)	(12,392,073)
Retirement Class	—	(1,429,633)
A Class	(2,612,559)	(3,739,961)
C Class	(617,973)	(1,222,539)
AMR Class	—	(43,926,444)

Net distributions to shareholders	(298,579,425)	(685,399,849)

Capital Share Transactions:
Proceeds from sales of shares	1,494,089,157	1,643,560,940
Reinvestment of dividends and distributions	288,838,431	664,480,542
Cost of shares redeemed	(1,428,769,445)	(1,780,813,137)

Net increase in net assets from capital share transactions	354,158,143	527,228,345

Net increase (decrease) in net assets	337,396,960	(116,269,491)

Net Assets:
Beginning of period	5,478,950,579	5,595,220,070

End of Period *	$5,816,347,539	$5,478,950,579

*Includes undistributed (overdistribution of) net investment income	$43,851,960	$34,044,613

A Includes Retirement Class Distributions (Note 1)

See accompanying notes

29

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2016

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”) as a diversified, open-end management investment company. As of October 31, 2016, he Trust consists of twenty-five active series, one of which is presented in this filing (the “Fund”): American Beacon Small Cap Value Fund. The remaining twenty-four active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

The AMR Class closed on December 11, 2015. The Retirement Class closed on January 15, 2016, and the shares were merged into the Advisor Class.

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through Retirement plan sponsors.	$100,000
Investor	All investors using intermediary organizations such as broker-dealers or retirement plan sponsors - sold directly through intermediary channels.	$2,500
Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or employee directed benefit plans with applicable sales charges, which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services—Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to

30

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2016

purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund also designates earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gains in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management Agreement

From November 1, 2015 to May 29, 2016, the Trust and the Manager were parties to a Management Agreement that obligated the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. As compensation for performing the duties required under the Management Agreement,

31

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2016

the Manager received from the Fund an annualized fee equal to 0.05% of the average daily net assets. Effective May 29, 2016, the Fund and the Manager entered a Management Agreement that obligates the Manager to provide investment advisory, fund management, and administrative services to the Fund. As compensation for performing the duties under the Management Agreement, the Manager receives from the Fund an annualized fee at the following annual rates as a percentage of average daily net assets: 0.35% of the first $15 billion, 0.325% of the next $15 billion, and 0.30% of the next $30 billion. The Fund also pays the unaffiliated investment advisors hired to direct investment activities of the Fund an annualized investment advisory fee based on a percentage of the Fund’s average daily assets.

Management fees paid by the Fund during the year ended October 31, 2016 were as follows:

Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
0.75%	$32,935,963	$22,651,802	$10,284,161

As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. This fee is included in “Management and investment advisory fees” on the Statement of Operations. During the year ended October 31, 2016, securities lending fees paid to the Manager were $361,286.

Administration Agreement

From November 1, 2015 to May 29, 2016, the Manager and the Trust were parties to an Administrative Agreement which obligated the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administrative Agreement, the Manager received an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, and C Classes and 0.05% of the average daily net assets of the AMR Class of the Fund.

Distribution Plans

The Fund, except for the Advisor, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, 0.50% of the average daily net assets of the Retirement Class, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor and Retirement Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

32

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2016

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund(s). Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to the Trust’s Board of Trustees (the “Board”) approval, has agreed to reimburse the Manager for all or a portion of the servicing fees paid to these intermediaries for the Institutional Class. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediaries average net assets in the Institutional Class on an annual basis.

For the year ended October 31, 2016, the sub-transfer agent fees, as reflected in “Transfer agent fees” in the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Small Cap Value	$1,200,273

As of October 31, 2016, the Fund owes the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” in the Statement of Assets and Liabilities.

Fund	Reimbursement of Sub-Transfer Agent Fees
Small Cap Value	$50,028

Brokerage Commissions

Affiliated entities of an investment advisor to the Fund received net commissions on purchases and sales of the Fund’s portfolio securities totaling $3,773 for the year ended October 31, 2016.

Investment in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees totaling 0.10% of its average daily net assets of the USG Select Fund. During the year ended October 31, 2016, the Manager earned fees totaling $127,828 on the Fund’s direct investments in the USG Select Fund and $165,146 from the Fund’s securities lending collateral invested in the USG Select Fund.

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended October 31, 2016, the Fund participated as a lender and loaned on average $3,486,585 for 4 days at an average rate of 1.00% with interest charges earned of $376. This amount is included in “Interest income” on the Statement of Operations.

33

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2016

Expense Reimbursement Plan

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability is $324 expiring in 2017.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2016, Foreside collected $4,271 from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2016, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2016, $1,990 in CDSC fees were collected for Class C Shares of the Fund.

Trustee Fees and Expenses

Effective July 1, 2016, as compensation for their service to the Trust and the American Beacon USG Select Fund, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board of Trustee meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”), for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

34

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2016

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Other investments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1-	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-income securities are considered Level 2 as they are valued using observable inputs.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2016, the investments were classified as described below:

Small Cap Value Fund (1)	Level 1	Level 2	Level 3	Total
Common Stock	$5,622,879,669	$—	$—	$5,622,879,669
Exchange Traded Instruments	13,447,724	—	—	13,447,724
Short-Term Investments—Money Market Funds	176,509,560	—	—	176,509,560
Securities Lending Collateral invested in Money Market Funds	233,884,528	—	—	233,884,528

Total Investments in Securities	$6,046,721,481	$—	$—	$6,046,721,481

Other Financial Instruments—Liabilities
Futures Contracts	$(6,091,853)	$—	$—	$(6,091,853)

Total Other Financial Instruments	$(6,091,853)	$—	$—	$(6,091,853)

(1)	Refer to the Schedule of Investments for industry information.

35

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2016

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels the Fund’s assets and liabilities. During the year ended October 31, 2016, there were no transfers between levels.

4. Securities and Other Investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

36

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2016

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the year ended October 31, 2016, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Number of Futures Contracts Outstanding
Fund	Year ended October 31, 2016
Small Cap Value	1,751

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure (1):

Fair Values of financial derivative instruments not accounted for as hedging instruments as of October 31, 2016:

Statement of Assets and Liabilities	Derivative	Total
Payable for variation margin from open futures contracts(2)	Equity Contracts	$(6,091,853)

Statement of Operations	Derivative	Total
Net realized gain (loss) from futures contracts	Equity Contracts	$15,286,749
Change in net unrealized appreciation (depreciation) from futures contracts	Equity Contracts	(8,697,656)

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6. Principal Risks

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Fund’s income. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential

37

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2016

loss could exceed the value of the financial assets recorded in the financial statements. Some of the Fund’s investments may be illiquid and the Fund may not be able to vary the portfolio investments in response to changes in economic and other conditions. If the Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed-income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed-income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed-income securities.

Credit and Counterparty Risk

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate

38

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2016

amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers for futures contracts” and “Payable to brokers for futures contracts”, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provides for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2016.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2016:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Securities Lending	$228,502,651	$—	$228,502,651

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2016:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Futures Contracts(1)	$(6,091,853)	$—	$(6,091,853)

39

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2016

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty as of October 31, 2016:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(2)	Net Amount
Barclays Capital, Inc.	$35,479,666	$—	$(35,479,666)	$—
BNP Paribas Prime Brokerage	2,309,370	—	(2,309,370)	—
Citigroup Global Markets, Inc.	8,297,444	—	(8,297,444)	—
Credit Suisse Securities (USA)	24,492,906	—	(24,492,906)	—
Goldman Sachs & Co.	11,514,544	—	(11,514,544)	—
Goldman Sachs Bank USA (1)	(6,091,853)	—	—	(6,091,853)
ING Financial Markets LLC	1,874,692	—	(1,874,692)	—
JPMorgan Clearing Corp.	41,279,223	—	(41,279,223)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	242,880	—	(242,880)	—
MS Securities Services Inc.	48,075,638	—	(48,075,638)	—
National Financial Services Corp (NFS)	16,875,656	—	(16,875,656)	—
Scotia Capital USA Inc.	185,500	—	(185,500)	—
SG Americas Securities, LLC	783,039	—	(783,039)	—
UBS Securities LLC	37,092,093	—	(37,092,093)	—

Total:	$222,410,798	$—	$(228,502,651)	$(6,091,853)

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.
(2)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $233,884,528 has been received in connection with securities lending transactions.

7. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2016 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

40

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2016

The tax character of distributions paid are as follows:

	Year Ended October 31, 2016	Year Ended October 31, 2015
Distributions paid from:
Ordinary Income*
Institutional Class A	$35,450,206	$103,613,515
Y Class	1,930,943	4,756,127
Investor Class	3,347,255	18,940,157
Advisor Class B	382,583	2,212,207
Retirement Class	—	234,560
A Class	300,417	677,609
C Class	27	198,699
AMR Class	—	10,714,326
Long-term capital gain
Institutional Class A	202,223,390	389,165,405
Y Class	11,744,791	18,405,313
Investor Class	34,523,958	83,962,978
Advisor Class B	5,445,465	10,378,024
Retirement Class	—	1,197,274
A Class	2,612,444	3,132,144
C Class	617,946	1,023,840
AMR Class	—	36,787,671

Total distributions paid	$298,579,425	$685,399,849

*	For tax purposes, short-term capital gains are considered ordinary income distributions.
A	Includes AMR Class Distributions (Note 1).
B	Includes Retirement Class Distributions (Note 1).

As of October 31, 2016, the components of distributable earnings (deficits) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$5,470,650,734
Unrealized appreciation	930,989,255
Unrealized depreciation	(354,918,508)

Net unrealized appreciation (depreciation)	576,070,747
Undistributed ordinary income	45,147,788
Undistributed long-term capital gains	147,374,264
Accumulated capital and other losses	6,091,853
Other temporary differences	(6,091,924)

Distributable earnings (deficits)	$768,592,728

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments and reclassifications of income from real estate investment securities and publicly traded partnerships.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

41

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2016

Accordingly, the following amounts represent current year permanent differences derived from foreign currency reclasses, reclassifications of income from real estate investment securities and publicly traded partnerships and Section 732 basis adjustments as of October 31, 2016:

Paid-in-capital	$3
Undistributed net investment income (loss)	(2,673,718)
Accumulated net realized gain (loss)	2,673,715
Unrealized appreciation (depreciation) of investments in futures contracts	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RICMOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

For the year ended October 31, 2016, the Fund did not have capital loss carryforwards.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2016, were $3,116,035,861 and $2,885,715,935, respectively.

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2016 are as follows:

Type of Transaction	October 31, 2015 Shares/Fair Value	Purchases	Sales	October 31, 2016 Shares/Fair Value	Dividend Income
Direct	$15,000,000	$1,239,496,405	$1,077,986,845	$176,509,560	$350,172
Securities Lending	134,817,316	834,228,303	786,610,036	182,435,583	N/A

9. Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10% and 10%, respectively, of the income generated from securities lending.

42

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2016

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2016, the value of outstanding securities on loan and the value of collateral was as follows:

Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
$228,502,651	$—	$233,884,528

Cash collateral is listed in the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in income derived from securities lending in the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended October 31,
	2016		2015
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	50,066,083	$1,141,562,636	47,133,002	$1,203,809,724
Reinvestment of dividends	10,230,460	229,980,745	19,187,641	477,004,747
Shares redeemed	(41,325,796)	(964,710,175)	(35,605,929)	(908,703,303)

Net increase in shares outstanding	18,970,747	$406,833,206	30,714,714	$772,111,168

	Y Class
	Year Ended October 31,
	2016		2015
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	6,190,151	$138,267,948	5,301,352	$132,321,317
Reinvestment of dividends	561,615	12,479,092	840,740	20,682,205
Shares redeemed	(4,742,116)	(108,967,301)	(2,763,123)	(68,782,281)

Net increase in shares outstanding	2,009,650	$41,779,739	3,378,969	$84,221,241

43

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2016

	Investor Class
	Year Ended October 31,
	2016		2015
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	5,975,063	$132,337,020	7,676,345	$189,079,432
Reinvestment of dividends	1,707,590	37,152,459	4,172,720	100,562,556
Shares redeemed	(11,718,144)	(259,411,145)	(13,149,168)	(322,523,286)

Net (decrease) in shares outstanding	(4,036,491)	$(89,921,666)	(1,300,103)	$(32,881,298)

	Advisor Class
	Year Ended October 31,
	2016A		2015
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	2,143,395	$45,656,821	1,480,253	$36,025,905
Reinvestment of dividends	271,451	5,828,048	527,671	12,590,231
Shares redeemed	(2,430,956)	(52,219,934)	(1,692,044)	(40,625,638)

Net increase (decrease) in shares outstanding	(16,110)	$(735,065)	315,880	$7,990,498

	Retirement Class
	Year Ended October 31,
	2016		2015
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	—	—	280,654	$6,658,646
Reinvestment of dividends	—	—	61,242	1,431,833
Shares redeemed	—	—	(200,280)	(4,788,047)

Net increase in shares outstanding	—	$—	141,616	$3,302,432

	A Class
	Year Ended October 31,
	2016		2015
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	1,532,151	$32,767,569	1,730,104	$42,130,039
Reinvestment of dividends	133,614	2,863,338	154,307	3,670,966
Shares redeemed	(1,259,802)	(27,791,679)	(666,513)	(16,043,488)

Net increase in shares outstanding	405,963	$7,839,228	1,217,898	$29,757,517

	C Class
	Year Ended October 31,
	2016		2015
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	160,094	$3,424,578	167,293	$3,970,252
Reinvestment of dividends	25,623	534,749	44,598	1,036,007
Shares redeemed	(165,427)	(3,556,022)	(70,346)	(1,655,581)

Net increase in shares outstanding	20,290	$403,305	141,545	$3,350,678

	AMR Class
	Year Ended October 31,
	2016		2015
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	2,918	$72,585	1,163,286	$29,565,625
Reinvestment of dividends	—	—	1,919,273	47,501,996
Shares redeemed	(508,200)	(12,113,189)	(16,860,953)	(417,691,513)

Net (decrease) in shares outstanding	(505,582)	$(12,040,604)	(13,778,394)	$(340,623,892)

A Includes Retirement Class Transactions (Note 1)

11. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

44

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31,
	2016C	2015	2014A	2013	2012
Net asset value, beginning of period	$24.69	$27.80	$28.04	$21.04	$18.75

Income from investment operations:
Net investment income	0.23	0.24	0.17	0.25	0.17
Net gains (losses) from investments (both realized and unrealized)	0.79	0.02	2.18	7.60	2.20

Total income (loss) from investment operations	1.02	0.26	2.35	7.85	2.37

Less distributions:
Dividends from net investment income	(0.20)	(0.19)	(0.14)	(0.27)	(0.08)
Distributions from net realized gains	(1.15)	(3.18)	(2.45)	(0.58)	—

Total distributions	(1.35)	(3.37)	(2.59)	(0.85)	(0.08)

Net asset value, end of period	$24.36	$24.69	$27.80	$28.04	$21.04

Total return B	4.58%	0.87%	8.78%	38.59%	12.71%

Ratios and supplemental data:
Net assets, end of period	$4,717,291,753	$4,313,522,956	$4,002,884,144	$3,430,107,382	$2,189,761,186
Ratios to average net assets:
Expenses before reimbursements	0.83%	0.81%	0.80%	0.82%	0.82%
Expenses, net of reimbursements	0.83%	0.81%	0.80%	0.82%	0.82%
Net investment income (loss), before reimbursements	1.01%	0.99%	0.67%	1.01%	0.87%
Net investment income (loss), net of reimbursements	1.01%	0.99%	0.67%	1.01%	0.87%
Portfolio turnover rate	53%	47%	73%	48%	51%

	Y Class
	Year Ended October 31,
	2016 C	2015	2014 A	2013	2012
Net asset value, beginning of period	$24.41	$27.52	$27.81	$20.89	$18.66

Income from investment operations:
Net investment income	0.23	0.23	0.18	0.22	0.15
Net gains (losses) from investments (both realized and unrealized)	0.76	0.01	2.12	7.55	2.19

Total income (loss) from investment operations	0.99	0.24	2.30	7.77	2.34

Less distributions:
Dividends from net investment income	(0.19)	(0.17)	(0.14)	(0.27)	(0.11)
Distributions from net realized gains	(1.15)	(3.18)	(2.45)	(0.58)	—

Total distributions	(1.34)	(3.35)	(2.59)	(0.85)	(0.11)

Net asset value, end of period	$24.06	$24.41	$27.52	$27.81	$20.89

Total return B	4.49%	0.79%	8.67%	38.45%	12.58%

Ratios and supplemental data:
Net assets, end of period	$296,082,333	$251,360,287	$190,416,114	$122,849,739	$38,982,081
Ratios to average net assets:
Expenses before reimbursements	0.90%	0.90%	0.89%	0.91%	0.91%
Expenses, net of reimbursements	0.90%	0.90%	0.89%	0.91%	0.91%
Net investment income (loss), before reimbursements	0.94%	0.90%	0.58%	0.74%	0.77%
Net investment income (loss), net of reimbursements	0.94%	0.90%	0.58%	0.74%	0.77%
Portfolio turnover rate	53%	47%	73%	48%	51%

A	On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Asset Management.

45

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2016 C	2015	2014 A	2013	2012
Net asset value, beginning of period	$23.86	$26.96	$27.27	$20.47	$18.23

Income from investment operations:
Net investment income	0.19	0.18	0.10	0.18	0.11
Net gains (losses) from investments (both realized and unrealized)	0.73	(0.02)	2.09	7.38	2.13

Total income (loss) from investment operations	0.92	0.16	2.19	7.56	2.24

Less distributions:
Dividends from net investment income	(0.11)	(0.08)	(0.05)	(0.18)	—
Distributions from net realized gains	(1.15)	(3.18)	(2.45)	(0.58)	—

Total distributions	(1.26)	(3.26)	(2.50)	(0.76)	—

Net asset value, end of period	$23.52	$23.86	$26.96	$27.27	$20.47

Total return B	4.27%	0.50%	8.40%	38.11%	12.31%

Ratios and supplemental data:
Net assets, end of period	$617,552,712	$723,044,801	$851,731,763	$934,041,370	$748,550,056
Ratios to average net assets:
Expenses before reimbursements	1.14%	1.15%	1.16%	1.18%	1.18%
Expenses, net of reimbursements	1.14%	1.15%	1.16%	1.18%	1.18%
Net investment income (loss), before reimbursements	0.70%	0.67%	0.33%	0.73%	0.51%
Net investment income (loss), net of reimbursements	0.70%	0.67%	0.33%	0.73%	0.51%
Portfolio turnover rate	53%	47%	73%	48%	51%

	Advisor ClassD
	Year Ended October 31,
	2016 C	2015	2014 A	2013	2012
Net asset value, beginning of period	$23.60	$26.69	$27.06	$20.35	$18.15

Income from investment operations:
Net investment income	0.12	0.13	0.06	0.14	0.06
Net gains (losses) from investments (both realized and unrealized)	0.73	0.01	2.07	7.34	2.14

Total income (loss) from investment operations	0.85	0.14	2.13	7.48	2.20

Less distributions:
Dividends from net investment income	(0.08)	(0.05)	(0.05)	(0.19)	—
Distributions from net realized gains	(1.15)	(3.18)	(2.45)	(0.58)	—

Total distributions	(1.23)	(3.23)	(2.50)	(0.77)	—

Net asset value, end of period	$23.22	$23.60	$26.69	$27.06	$20.35

Total return B	4.01%	0.41%	8.22%	37.93%	12.12%

Ratios and supplemental data:
Net assets, end of period	$110,205,158	$98,224,328	$102,681,998	$88,032,906	$44,730,536
Ratios to average net assets:
Expenses before reimbursements	1.31%	1.31%	1.29%	1.31%	1.32%
Expenses, net of reimbursements	1.31%	1.31%	1.29%	1.31%	1.32%
Net investment income (loss), before reimbursements	0.53%	0.51%	0.18%	0.46%	0.35%
Net investment income (loss), net of reimbursements	0.53%	0.51%	0.18%	0.46%	0.35%
Portfolio turnover rate	53%	47%	73%	48%	51%

A	On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Asset Management.
D	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.

46

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2016 C	2015	2014 A	2013	2012
Net asset value, beginning of period	$23.54	$26.63	$27.03	$20.35	$18.19

Income from investment operations:
Net investment income	0.15	0.13	0.11	0.16	0.08
Net gains (losses) from investments (both realized and unrealized)	0.73	0.02	2.03	7.30	2.12

Total income (loss) from investment operations	0.88	0.15	2.14	7.46	2.20

Less distributions:
Dividends from net investment income	(0.13)	(0.06)	(0.09)	(0.20)	(0.04)
Distributions from net realized gains	(1.15)	(3.18)	(2.45)	(0.58)	—

Total distributions	(1.28)	(3.24)	(2.54)	(0.78)	(0.04)

Net asset value, end of period	$23.14	$23.54	$26.63	$27.03	$20.35

Total return B	4.17%	0.45%	8.30%	37.83%	12.11%

Ratios and supplemental data:
Net assets, end of period	$63,277,387	$54,815,183	$29,569,753	$13,417,645	$4,064,204
Ratios to average net assets:
Expenses before reimbursements	1.21%	1.21%	1.27%	1.35%	1.44%
Expenses, net of reimbursements	1.21%	1.22%	1.27%	1.32%	1.34%
Net investment income (loss), before reimbursements	0.64%	0.56%	0.19%	0.30%	0.21%
Net investment income (loss), net of reimbursements	0.64%	0.54%	0.20%	0.34%	0.32%
Portfolio turnover rate	53%	47%	73%	48%	51%

	C Class
	Year Ended October 31,
	2016 C	2015	2014 A	2013	2012
Net asset value, beginning of period	$22.84	$26.05	$26.60	$20.07	$18.04

Income from investment operations:
Net investment income (loss)	(0.02)	0.03	(0.07)	0.03	(0.03)
Net gains (losses) from investments (both realized and unrealized)	0.72	(0.06)	1.97	7.17	2.06

Total income (loss) from investment operations	0.70	(0.03)	1.90	7.20	2.03

Less distributions:
Dividends from net investment income	—	—	0.00	(0.09)	—
Distributions from net realized gains	(1.15)	(3.18)	(2.45)	(0.58)	—

Total distributions	(1.15)	(3.18)	(2.45)	(0.67)	—

Net asset value, end of period	$22.39	$22.84	$26.05	$26.60	$20.07

Total return B	3.42%	(0.31)%	7.46%	36.88%	11.25%

Ratios and supplemental data:
Net assets, end of period	$11,938,196	$11,718,580	$9,676,368	$6,396,419	$2,329,911
Ratios to average net assets:
Expenses before reimbursements	1.96%	1.97%	2.03%	2.09%	2.21%
Expenses, net of reimbursements	1.96%	1.98%	2.03%	2.07%	2.10%
Net investment income (loss), before reimbursements	(0.12)%	(0.17)%	(0.56)%	(0.41)%	(0.54)%
Net investment income (loss), net of reimbursements	(0.12)%	(0.17)%	(0.56)%	(0.39)%	(0.43)%
Portfolio turnover rate	53%	47%	73%	48%	51%

A	On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Asset Management.

47

American Beacon Small Cap Value FundSM

Federal Tax Information

October 31, 2016 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended October 31, 2016. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2016.

The Fund designated the following items with regard to distributions paid during the year ended October 31, 2016. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends Received Deduction	73.00%
Qualified Dividend Income	100.00%

The Fund designated $257,167,994 as long-term capital gains distributions for the year ended October 31, 2016.

Shareholders will receive notification in January 2017 of the applicable tax information necessary to prepare their 2016 income tax returns.

48

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of the Management Agreement and Investment Advisory Agreements of the Fund in June 2016

At in-person meetings held on May 17, 2016 and June 8, 2016 (collectively, the “Meetings”), the Board considered and then, at its June 8th meeting, approved the renewal of: (1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (the “Trust”) on behalf of the American Beacon Small Cap Value Fund (“Fund”); and (2) the investment advisory agreements (the “Investment Advisory Agreements”) among the Manager, the Trust, on behalf of the Fund, and Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Dreman Value Management, LLC (“Dreman”), Hillcrest Asset Management LLC (“Hillcrest”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), and The Boston Company Asset Management, LLC (“TBC”), (collectively, the “subadvisors”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor. In connection with the approval of the Agreement with Dreman, the Board noted that it was also considering at the June 8th meeting the approval of an investment advisory agreement with a new subadvisor that would replace Dreman at a later date.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. The Board noted that as a result of the acquisition of Lipper, Inc. (“Lipper”) by Broadridge, Lipper expense and performance information was provided by Broadridge. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or the subadvisors.

•	comparisons of the performance of an appropriate share class of the Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Broadridge and Morningstar, and to the performance of any similar accounts managed by the firm;

•	comparisons of the Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds, including peer group averages and fee and expense analyses provided by Broadridge and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for the Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to the Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to the Fund and whether the current fee rates charged or to be charged to the Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the firm or Fund as a result of their relationship, if any;

•	information regarding the securities lending, cash management, administrative and accounting-related services that the Manager provides to the Fund, as applicable, and the fees that the Manager receives for such services; and

•

information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Fund, staffing levels, portfolio managers’ compensation, disaster recovery

49

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

plans, insurance coverage, material pending litigation, code of ethics, compliance matters, trading activities, and actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that prior to May 29, 2016, the Manager provided management and administrative services to the Fund pursuant to separate agreements. The Board noted, in this regard, that many mutual funds have separate contracts governing both types of services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, both gross and net of any waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Management Agreement and Investment Advisory Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to renew the Agreements on behalf of the Fund, the Trustees considered the best interests of the Fund. While the Management Agreement and the Investment Advisory Agreements for all series of the Trust and American Beacon Select Funds (together, the “Trusts”) were considered at the Meetings, the Board considered the Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the subadvisors for the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationship with the Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance and the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Fund; the Manager’s commitment to enhance the Fund’s product line and increase assets in the Fund; the Manager’s quality of services; the Manager’s active role in

50

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreements, the Trustees considered the level of staffing and the size of the subadvisors. The Board also considered the adequacy of the resources committed to the Fund by the subadvisors, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisors. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisors were appropriate for the Fund and, thus, determined to renew the Agreements for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent peer selection methodology to select all Lipper performance groups and universes. The Board also considered that the performance groups and universes selected by Broadridge may not provide appropriate comparisons for certain series of the Trusts. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered the Manager’s recommendation to continue to retain the subadvisors. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all series of the Trusts and at an individual Fund level, with the Fund being profitable for the Manager. The Board noted that the Manager did not manage other accounts in the same strategy as the Fund.

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, with respect to Barrow, Brandywine, Dreman, Hillcrest, Hotchkis and TBC, the Manager has negotiated the lowest fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of the subadvisory fee rate. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate

51

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rates for each subadvisor, except Dreman. The Board also noted that, for purposes of determining the fee rates chargeable to the Fund, Barrow, Brandywine, Hotchkis, and TBC have agreed to take into account assets of American Airlines Group and its pension plans that are managed by the subadvisors. Thus, the Fund is able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or subadvisors’ investment process and expanding the level of assets under management by the Manager and the subadvisor. In addition, the Board noted that certain subadvisors benefit from soft dollar arrangements for third party and/or proprietary research.

In addition, the Manager noted that the Fund also derives benefits from its association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most series of the Trusts at a lower than industry average cost. The Board considered that certain subadvisors reimburse the Manager for certain costs relating to distribution activities for the series of the Trusts, as well as representations by all such subadvisors that they would not reduce their fee rates in lieu of providing such reimbursements. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made versus the Fund’s Lipper performance universe and Lipper performance group, with the 1st Quintile representing the top twenty percent of the universe or group based on performance and the 5th Quintile representing the bottom twenty percent of the universe or group based on performance. References below to the Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Broadridge. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Broadridge. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/ objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, if available, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus the Fund’s Lipper expense universe and Lipper expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered the Fund’s Morningstar fee level category. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

52

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

In considering the renewal of the Management Agreement for the American Beacon Small Cap Value Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	2ndQuintile
Morningstar Fee Level Ranking - Institutional Class	Low Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2016)

Compared to Lipper Performance Universe	2nd Quintile
Compared to Lipper Performance Group	3rd Quintile

In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine, Dreman, Hillcrest, Hotchkis, and TBC, the Trustees considered the following additional factors:

Subadvisor Performance (compared to Lipper Performance Universe for period indicated, ending March 31, 2016)

Barrow (Fundamental Strategy)	5 years	1st Quintile
Barrow (Diversified Strategy)*	1 year	2nd Quintile
Dreman	5 years	2nd Quintile
Hillcrest*	1 year	1st Quintile
Hotchkis	5 years	1st Quintile
TBC	5 years	1st Quintile

*	The Trustees considered the 1-year performance record for Barrow (Diversified Strategy) and Hillcrest because these subadvisors do not yet have 3-year performance records.

The Trustees also considered: (1) information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor’s allocated portion of the Fund; and (2) the Manager’s recommendation to continue to retain each subadvisor at the present time.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

Approval of Foundry Partners, LLC

At its June 7-8, 2016 meetings, the Board considered the approval of a new investment advisory agreement (“New Agreement”) among the Manager, Foundry Partners, LLC (“Foundry”), and the Trust, on behalf of the Fund. Prior to the meeting, the Board reviewed information provided by Foundry in response to requests from the Board and/or the Manager in connection with the Board’s consideration of the New Agreement, and the Investment Committee of the Board met with representatives of Foundry.

Provided below is an overview of the primary factors the Board considered at its June 7-8, 2016 meetings at which the Board considered the approval of the New Agreement. In determining whether to approve the New Agreement, the Board considered, among other matters, the following factors: (1) the nature and quality of the services to be provided; (2) the prior investment performance of the portfolio management team that is joining Foundry after having managed a portion of the Fund’s assets at another advisory firm; (3) the extent to which

53

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

the potential materiality of the costs to be incurred by Foundry in rendering its services and the resulting profits or losses are relevant to the Board’s determination of whether to approve the New Agreement; (4) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (5) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (6) comparisons of services and fees with contracts entered into by Foundry with other clients; and (7) any other benefits anticipated to be derived by Foundry from its relationship with the Fund.

The Board did not identify any particular information that was most relevant to its consideration of the New Agreement, and each Trustee may have afforded different weight to the various factors. Members of the Board’s Investment Committee posed questions to various management personnel of Foundry regarding certain key aspects of the materials submitted in support of the approval. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that the approval of the New Agreement was in the best interests of the Fund.

Nature, extent and quality of the services to be provided by Foundry. The Board considered information regarding Foundry’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the New Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing Foundry’s allocation of the Fund. The Board considered that the personnel employed by Dreman Value Management, LLC (“Dreman”) that currently are responsible for managing Dreman’s allocation of the Fund would continue to manage the Fund as employees of Foundry. The Board also considered Foundry’s investment resources, infrastructure and the adequacy of its compliance program. In addition, the Board took into consideration the Manager’s recommendation of Foundry. The Board considered Foundry’s representation regarding the strength of its financial condition and that its current staffing levels were adequate to service the Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by Foundry were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the New Agreement.

Performance of Portfolio Management Team. Since the personnel employed by Dreman that currently are responsible for managing Dreman’s allocation of the Fund would continue to manage the Fund as employees of Foundry, the Board evaluated the information provided by Foundry for periods ended April 30, 2016, regarding the performance of Dreman’s allocation of the Fund, Dreman’s Institutional Small Cap Value Composite (“Composite”) and a registered investment company managed by Dreman in the same strategy as the Fund (“Similar Fund”) relative to performance of an appropriate benchmark index (“Index”). The Board considered information provided by Foundry reflecting that Dreman’s allocation of the Fund, the Composite and the Similar Fund each outperformed the Index for the 1-, 3- and 5-year periods and underperformed the Index for the period beginning on the date that Dreman began managing its allocation of the Fund. Based on the foregoing information, the Board concluded that the historical investment performance record of the personnel employed by Dreman that currently are responsible for managing Dreman’s allocation of the Fund supported approval of the New Agreement.

Comparisons of the amounts to be paid under the New Agreement with those under contracts between Foundry and its other clients. In evaluating the New Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by Foundry on behalf of the Fund. The Board considered that Foundry’s investment advisory fee rate under the New Agreement would be paid to Foundry by the Fund. The Board considered that Foundry’s investment advisory fee rate under the New Agreement would be the same as the investment advisory fee paid by the Fund to Dreman and that Foundry currently has no other subadvisory clients. After evaluating this information, the Board concluded that the advisory fee rate under the New Agreement was reasonable in light of the services to be provided to the Fund.

54

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Costs of the services to be provided and profits to be realized by Foundry and its affiliates from its relationship with the Fund. The Board did not consider the costs of the services to be provided and profits to be realized by Foundry from its relationship with the Fund, noting instead the arm’s length nature of the relationship between the Manager and Foundry with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Economies of Scale. The Board considered Foundry’s representation that economies of scale were reflected in the proposed investment advisory fee rate under the New Agreement.

Benefits to be derived by Foundry from the relationship with the Fund. The Board considered the “fallout” or ancillary benefits that might accrue to Foundry as a result of its relationship with the Fund, including that aggregating the Fund’s trades with those of other clients may reduce overall trading costs. The Board also considered Foundry’s representation that it does not currently have any formal soft dollar arrangements in place with any brokers. Based on the foregoing information, the Board concluded that the potential benefits accruing to Foundry by virtue of its relationship with the Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager or Foundry, as that term is defined in the Investment Company Act of 1940, as amended, concluded that the proposed investment advisory fee rate is fair and reasonable and that the approval of the New Agreement is in the best interests of the Fund and approved the New Agreement.

55

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-six seven funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811. A

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES

Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (79)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term

Lifetime of Trust until removal resignation or retirement*

Gilbert G. Alvarado (46)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Josephe B. Armes (54)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (58)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003- 2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Brenda A. Cline (55)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc.(public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (62)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008- 2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

56

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
TRUSTEES (CONT.)	Term

M. Dunning (74)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard M. Massman (73)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004- 2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (53)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (70) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001- 2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

OFFICERS

Gene. L. Needles, Jr. (61)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Astro AB Borrower, Inc. (2015-Present); President, CEO and Director, Astro AB Acquisition, Inc.(2015-Present); President, CEO and Director, Astro AB Topco, Inc. (2015-Present), President, CEO and Director, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (57)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Astro AB Acquisition, Inc. (2015- Present); Secretary, Astro AB Topco, Inc. (2015-Present); Secretary, Astro AB Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008- 2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (56)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Paul B. Cavazos (47)	VP since 2016	Chief Investment Officer and Vice President, Asset Management, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016);

Erica Duncan (46)	VP since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

57

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term

Melinda G. Heika (55)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Astro AB Acquisition, Inc. (2015-Present); Treasurer, Astro AB Topco, Inc. (2015-Present); Treasurer, Astro AB Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

One Year

Terri L. McKinney (52)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (41)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Astro AB Borrower, Inc. (2015-Present); Senior Vice President and Director, Astro AB Acquisition, Inc. (2015-Present); Senior Vice President and Director, Astro AB Topco, Inc. (2015-Present), Senior Vice President and Director, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (53)	VP since 2011	Chief Fixed Income Officer (2016–Present), Vice President, Fixed Income Investments (2011-2016) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (45)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (59)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Astro AB Acquisition, Inc.(2015-Present); Asst. Treasurer, Astro AB Topco, Inc. (2015-Present); Asst. Treasurer, Astro AB Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Shelley D. Abrahams (41)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present)

Rebecca L. Harris (49)	Assistant Secretary since 2011	Assistant Secretary, American Beacon Advisors, Inc. (2011-Present)

Diana N. Lai (40)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present)

Teresa A. Oxford (58)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present)

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

58

Trustees and Officers of the American Beacon FundsSM (Unaudited)

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust’s sub-advisors.

59

American Beacon FundsSM

Privacy Policy

October 31, 2016 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

60

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

 LOGO

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor, and Advisor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Small Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/16

ITEM 2. CODE OF ETHICS.

The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The trust amended its code November 12, 2003 to disclose the removal of terminated Investment Companies. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE.ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Ms. Brenda A. Cline, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Ms. Brenda Cline is “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees	Fiscal Year Ended
$371,653	10/31/2015
$231,054	10/31/2016

(b)
Audit-Related Fees	Fiscal Year Ended
$0	10/31/2015
$0	10/31/2016

(c)
Tax Fees	Fiscal Year Ended
$56,375	10/31/2015
$34,161	10/31/2016

(d)
All Other Fees	Fiscal Year Ended
$0	10/31/2015
$0	10/31/2016

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

•	to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•	to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•	to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$56,375	$46,065	N/A	10/31/2015
$34,161	$215,882	N/A	10/31/2016

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date: January 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date: January 9, 2017

By /s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Funds
Date: January 9, 2017